UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File number 811-22698

KraneShares Trust

(Exact name of registrant as specified in charter)

280 Park Avenue

32nd Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Jonathan Krane

KraneShares Trust

280 Park Avenue

32nd Floor

New York, New York 10017

(Name and address of agent for service)

Copy to:

Stacy L. Fuller

K&L Gates LLP

1601 K Street NW

Washington, DC 20006-1600

Registrant’s telephone number, including area code: (855) 857-2638

Date of fiscal year end: March 31, 2020

Date of reporting period: March 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act, as amended [17 CFR § 270.30e-1], are attached hereto.

Annual Report

KraneShares CICC China Leaders 100 Index ETF

KraneShares CSI China Internet ETF

KraneShares Bosera MSCI China A Share ETF

KraneShares E Fund China Commercial Paper ETF

KraneShares MSCI All China Index ETF

KraneShares MSCI One Belt One Road Index ETF

KraneShares Emerging Markets Consumer Technology Index ETF

KraneShares MSCI China Environment Index ETF

KraneShares Electric Vehicles and Future Mobility Index ETF

KraneShares MSCI All China Health Care Index ETF

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

KraneShares Emerging Markets Healthcare Index ETF

KraneShares MSCI Emerging Markets ex China Index ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (if you hold your Fund shares directly with the Fund) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the Fund, you may elect to receive shareholder reports and other communications electronically from the Fund by contacting the Fund at 855-857-2638 or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your Fund shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at 855-857-2638 or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the KraneShares Funds you hold directly with series of the Trust or through your financial intermediary, as applicable.

March 31, 2020

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that KraneShares Trust uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month year ended June 30, are available (i) without charge, upon request, by calling 855-857-2638; and (ii) on the Commission’s website at http://www.sec.gov.

Fund shares may only be purchased or redeemed from a Fund in large Creation Unit aggregations. Investors who cannot transact in Creation Units of a Fund’s shares must buy or sell Fund shares in the secondary market at their market price, which may be at a premium or discount to a Fund’s net asset value, with the assistance of a broker. In doing so, the investor may incur brokerage commissions and may pay more than net asset value when buying Fund shares and receive less than net asset value when selling Fund shares.

Management Discussion of Fund Performance (Unaudited)

Dear Shareholders:

We are pleased to send you the Annual Report for KraneShares Exchange-traded funds (“ETFs”) for the fiscal period ended March 31, 2020.

For the period, the ETFs delivered the following returns:

KraneShares Funds	Return*		Underlying Index Return**		Morningstar Peer Group Median
KraneShares Bosera MSCI China A Share ETF (KBA)	-5.98	%•	-5.18	%(a)	-6.82	%(1)
KraneShares CICC China Leaders 100 Index ETF (KFYP)	-10.45	%•	-9.43	%(b)	-6.82	%(1)
KraneShares CSI China Internet ETF (KWEB)	-3.85	%•	-3.84	%(c)	-6.82	%(1)
KraneShares MSCI All China Index ETF (KALL)	-6.30	%•	-5.95	%(d)	-6.82	%(1)
KraneShares MSCI China Environment Index ETF (KGRN)	-13.17	%•	-13.13	%(e)	-6.82	%(1)
KraneShares MSCI All China Health Care Index ETF (KURE)	6.95	%•	7.80	%(f)	-6.82	%(1)
KraneShares Emerging Markets Consumer Technology Index ETF (KEMQ)	-13.29	%•	-12.69	%(g)	-20.88	%(2)
KraneShares Emerging Markets Healthcare Index ETF (KMED)	-5.25	%•	-4.02	%(h)	-20.88	%(2)
KraneShares MSCI One Belt One Road Index ETF (OBOR)	-21.78	%•	-19.66	%(i)	-20.32	%(3)
KraneShares Electric Vehicles and Future Mobility Index ETF (KARS)	-6.15	%•	-5.96	%(j)	-18.80	%(4)
KraneShares E Fund China Commercial Paper ETF (KCNY)	-2.75	%•	-2.30	%(k)	-5.51	%(5)
KraneShares CCBS China Corporate High Yield Bond USD Index ETF (KCCB)	-3.72	%•	-3.28	%(l)	-5.35	%(6)
KraneShares MSCI Emerging Markets ex China Index ETF (KEMX)	-24.31	%^	-26.29	%(m)	N/A

*       Return based on net asset value as of March 31, 2020

**     Return as of March 31, 2020

•      Return for one-year period

^      Return period since Fund inception (less than one-year period)

	Morningstar Peer Group Median	Morningstar Peer Group Name
(1)	-6.82%	U.S. ETF China Region
(2)	-20.88%	U.S. ETF Diversified Emerging Markets
(3)	-20.32%	U.S. ETF Infrastructure
(4)	-18.80%	U.S. ETF Industrials
(5)	-5.51%	U.S. ETF Emerging Markets Local Currency Bond
(6)	-5.35%	U.S. ETF Emerging Markets Bond

(a)    The underlying index for KraneShares Bosera MSCI China A Share ETF.

(b)    The underlying index for KraneShares CICC China Leaders 100 Index ETF.

(c)    The underlying index for KraneShares CSI China Internet ETF.

(d)    The underlying index for KraneShares MSCI All China Index ETF.

(e)    The underlying index for KraneShares MSCI China Environment Index ETF.

(f)     The underlying index for KraneShares MSCI All China Health Care Index ETF.

(g)    The underlying index for KraneShares Emerging Markets Consumer Technology Index ETF.

(h)    The underlying index for KraneShares Emerging Markets Healthcare Index ETF.

(i)     The underlying index for KraneShares MSCI One Belt One Road Index ETF.

(j)     The underlying index for KraneShares Electric Vehicles and Future Mobility Index ETF.

(k)    The underlying index for KraneShares E Fund China Commercial Paper ETF.

Management Discussion of Fund Performance (Unaudited) (continued)

(l)     The underlying index for KraneShares CCBS China Corporate High Yield Bond USD Index ETF.

(m)    The underlying index for KraneShares MSCI Emerging Markets ex China Index ETF.

U.S. ETF China Region: China-region stock portfolios invest almost exclusively in stocks from China, Taiwan, and Hong Kong. These portfolios invest at least 70% of total assets in equities and invest at least 75% of stock assets in one specific region or a combination of China, Taiwan, and/or Hong Kong.

U.S. ETF Diversified Emerging Markets: Diversified emerging-markets portfolios tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets

U.S. ETF Infrastructure: Infrastructure equity funds invest more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include: oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping & ports; trucking; engineering & construction; infrastructure operations; and the utilities sector.

U.S. ETF Industrials: Industrial portfolios seek capital appreciation by investing in equity securities of U.S. or non-U.S. companies that are engaged in services related to cyclical industries. This includes and is not limited to companies in aerospace and defense, automotive, chemicals, construction, environmental services, machinery, paper, and transportation.

U.S. ETF Emerging Markets Local Currency Bond: Emerging-markets local-currency bond portfolios invest more than 65% of their assets in foreign bonds from developing countries in the local currency. Funds in this category have a mandate to maintain exposure to currencies of emerging markets. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe, Africa, the Middle East, and Asia.

U.S. ETF Emerging Markets Bond: Emerging-markets bond portfolios invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East, and Asia make up the rest.

We are encouraged by the steady progress being made by China to increase access to local and Mainland Chinese markets for international investors, as well as by the heightened demand and awareness of these markets by the global investor community.

•   We believe that China will continue to grow and be an essential element of a well-designed investment portfolio.

•   We believe that investors should have low-cost, transparent tools to obtain exposure to Chinese equity and fixed income markets.

Management Discussion of Fund Performance (Unaudited) (continued)

•   China’s capital markets have shown resilience to recent market volatility arising out of the COVID-19 pandemic. We believe this further demonstrates the asset class’ ability to provide diversification.

•   We are dedicated to helping investors obtain more complete passive market exposures and more balanced investment portfolios.

Thank you for investing with us.

Jonathan Krane, CEO

March 31, 2020

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Leaders 100 Index ETF

The KraneShares CICC China Leaders 100 Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the CSI CICC Select 100 Index (the ‘‘Underlying Index’’).

The Underlying Index takes a smart-beta approach to systematically investing in companies listed in Mainland China. The strategy is based on China International Capital Corporation (“CICC”)’s latest research on China’s capital markets. This quantitative approach reflects CICC’s top down and bottom up research process, seeking to deliver the 100 leading companies in Mainland China.

China review

Global equity markets experienced an upward trend through the end of 2019. The easing of trade tension between the US and China, which continued to be a source of volatility in the second half of 2019, provided a year-end catalyst for equities. In January 2020, the two countries signed a phase one trade deal, which brought some stability to trade policy. Since the beginning of 2020, the coronavirus pandemic has had a negative effect on China’s equity markets. However, the market reaction in China was muted in comparison to that in the US and Europe. In response to the pandemic, the US Federal Reserve softened its already dovish stance and lowered the Federal funds rate to near zero. Central banks in Europe also lowered rates, many of which were already negative. Meanwhile, China focused more on fiscal stimulus in response to the pandemic and lowered key rates only slightly. Equity markets in the US, Europe, and China have rebounded since the onset of the outbreak in each region, but remain below pre-pandemic levels.

We see three potential catalysts for China’s equity and bond markets in the year to come:

•   The lasting after-effects of the coronavirus pandemic including the revamp of China’s health care system, increased demand for work from home platforms operated by China’s internet giants, and the increased penetration of E-Commerce.

•   China was the first country to experience the coronavirus pandemic and has thus far been the first to recover.

•   In November 2020, Bloomberg Barclays will complete its inclusion of RMB-denominated bonds issued by the Chinese government and policy banks to their Global Aggregate Index, which is tracked by $2.5 trillion in assets.

China Capital Market Overview (March 31, 2019 to March 31, 2020)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -5.95%, while China’s currency, the renminbi (RMB) depreciated -5.2% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Staples (+14.72%), Health Care (+9.24%), and Information Technology (+6.49%).

•   The worst performing sectors across China’s equity markets were Energy (-31.26%), Industrials (-15.72%), and Real Estate (-14.05%).

By the Fund’s fiscal year end on March 31, 2020 (the “reporting period”), the NAV of the Fund decreased by -10.45%, while the Underlying Index decreased -9.43%.

The Fund held 41.0% of the portfolio in the Financials sector and 15.7% in the Industrials sector, which represent the Fund’s top two sector weightings.

There are risks involved with investing, including possible loss of principal. There is no guarantee the fund will achieve its stated objective. This letter represents the manager’s opinion and should not be regarded as investment advice or recommendation of specific securities.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Leaders 100 Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2020*

	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date
	Net Asset Value	Market Price^	Net Asset Value	Market Price^	Net Asset Value	Market Price^	Net Asset Value	Market Price^
KraneShares CICC China Leaders 100 Index ETF	-10.45%	-9.40%‡	2.94%‡	2.58%‡	4.17%‡	4.14%‡	8.20%‡	7.94%‡
Hybrid KFYP Index (Net)**	N/A	-9.43%‡	N/A	1.18%‡	N/A	3.74%‡	N/A	7.89%‡
S&P 500 Index	N/A	-6.98%‡	N/A	5.10%‡	N/A	6.73%‡	N/A	8.71%‡

*       The Fund commenced operations on July 22, 2013.

**     The Hybrid KFYP Index (Net) consists of the CSI China Overseas Five Year Plan Index from the inception of the Fund through May 31, 2016, the Zacks New China Index from June 1, 2016 through November 1, 2018, and the CSI CICC Select 100 Index going forward. From June 1, 2016 to November 1, 2018, the Fund sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the Zacks New China Index. Prior to June 1, 2016, the Fund was known as the KraneShares CSI New China ETF and sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the CSI Overseas China Five-Year Plan Index. Hybrid KFYP Index (Net) reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses, or other taxes.

‡      Unaudited.

^      The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Leaders 100 Index ETF (concluded)

in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.70%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CSI China Internet ETF

The KraneShares CSI China Internet ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the CSI Overseas China Internet Index (the ‘‘Underlying Index’’).

The Underlying Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors (‘‘China Internet Companies’’), as defined by the index sponsor, China Securities Index Co., Ltd. (‘‘CSI’’).

China review

Global equity markets experienced an upward trend through the end of 2019. The easing of trade tension between the US and China, which continued to be a source of volatility in the second half of 2019, provided a year-end catalyst for equities. In January 2020, the two countries signed a phase one trade deal, which brought some stability to trade policy. Since the beginning of 2020, the coronavirus pandemic has had a negative effect on China’s equity markets. However, the market reaction in China was muted in comparison to that in the US and Europe. In response to the pandemic, the US Federal Reserve softened its already dovish stance and lowered the Federal funds rate to near zero. Central banks in Europe also lowered rates, many of which were already negative. Meanwhile, China focused more on fiscal stimulus in response to the pandemic and lowered key rates only slightly. Equity markets in the US, Europe, and China have rebounded since the onset of the outbreak in each region, but remain below pre-pandemic levels.

We see three potential catalysts for China’s equity and bond markets in the year to come:

•   The lasting after-effects of the coronavirus pandemic including the revamp of China’s health care system, increased demand for work from home platforms operated by China’s internet giants, and the increased penetration of E-Commerce.

•   China was the first country to experience the coronavirus pandemic and has thus far been the first to recover.

•   In November 2020, Bloomberg Barclays will complete its inclusion of RMB-denominated bonds issued by the Chinese government and policy banks to their Global Aggregate Index, which is tracked by $2.5 trillion in assets.

China Capital Market Overview (March 31, 2019 to March 31, 2020)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -5.95%, while China’s currency, the renminbi (RMB) depreciated -5.2% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Staples (+14.72%), Health Care (+9.24%), and Information Technology (+6.49%).

•   The worst performing sectors across China’s equity markets were Energy (-31.26%), Industrials (-15.72%), and Real Estate (-14.05%).

By the Fund’s fiscal year end on March 31, 2020 (the “reporting period”), the NAV of the Fund decreased by -3.85%, while the Underlying Index decreased -3.84%.

The Fund held 45.4% of the portfolio in the Consumer Discretionary sector and 44.6% in the Communication Services sector, which represent the Fund’s top two sector weightings.

There are risks involved with investing, including possible loss of principal. There is no guarantee the fund will achieve its stated objective. This letter represents the manager’s opinion and should not be regarded as investment advice or recommendation of specific securities.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CSI China Internet ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2020*

	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date
	Net Asset Value	Market Price^	Net Asset Value	Market Price^	Net Asset Value	Market Price^	Net Asset Value	Market Price^
KraneShares CSI China Internet ETF	-3.85%	-3.83%‡	3.66%‡	3.58%‡	6.87%‡	6.86%‡	10.35%‡	10.35%‡
CSI Overseas China Internet Index	N/A	-3.84%‡	N/A	3.95%‡	N/A	7.17%‡	N/A	10.38%‡
S&P 500 Index	N/A	-6.98%‡	N/A	5.10%‡	N/A	6.73%‡	N/A	8.83%‡

*       The Fund commenced operations on July 31, 2013.

‡      Unaudited.

^      The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.76%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A Share ETF

The KraneShares Bosera MSCI China A Share ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the MSCI China A Index (the ‘‘Underlying Index’’).

The Underlying Index is designed to track the progressive partial inclusion of A shares in the MSCI Emerging Markets Index over time. The index is designed for global investors accessing the A shares market using the Stock Connect framework and is calculated using China A Stock Connect listings based on the offshore renminbi (“RMB”) exchange rate (CNH).

China Review

Global equity markets experienced an upward trend through the end of 2019. The easing of trade tension between the US and China, which continued to be a source of volatility in the second half of 2019, provided a year-end catalyst for equities. In January 2020, the two countries signed a phase one trade deal, which brought some stability to trade policy. Since the beginning of 2020, the coronavirus pandemic has had a negative effect on China’s equity markets. However, the market reaction in China was muted in comparison to that in the US and Europe. In response to the pandemic, the US Federal Reserve softened its already dovish stance and lowered the Federal funds rate to near zero. Central banks in Europe also lowered rates, many of which were already negative. Meanwhile, China focused more on fiscal stimulus in response to the pandemic and lowered key rates only slightly. Equity markets in the US, Europe, and China have rebounded since the onset of the outbreak in each region, but remain below pre-pandemic levels.

We see three potential catalysts for China’s equity and bond markets in the year to come:

•   The lasting after-effects of the coronavirus pandemic including the revamp of China’s health care system, increased demand for work from home platforms operated by China’s internet giants, and the increased penetration of E-Commerce.

•   China was the first country to experience the coronavirus pandemic and has thus far been the first to recover.

•   In November 2020, Bloomberg Barclays will complete its inclusion of RMB-denominated bonds issued by the Chinese government and policy banks to their Global Aggregate Index, which is tracked by $2.5 trillion in assets.

China Capital Market Overview (March 31, 2019 to March 31, 2020)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -5.95%, while China’s currency, the renminbi (RMB) depreciated -5.2% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Staples (+14.72%), Health Care (+9.24%), and Information Technology (+6.49%).

•   The worst performing sectors across China’s equity markets were Energy (-31.26%), Industrials (-15.72%), and Real Estate (-14.05%).

By the Fund’s fiscal year end on March 31, 2020 (the “reporting period”), the NAV of the Fund decreased by -5.98%, while the Underlying Index decreased -5.18%.

The Fund held 24.4% of the portfolio in the Financials sector and 15.5% in the Consumer Staples sector, which represent the Fund’s top two sector weightings.

There are risks involved with investing, including possible loss of principal. There is no guarantee the fund will achieve its stated objective. This letter represents the manager’s opinion and should not be regarded as investment advice or recommendation of specific securities.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A Share ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2020*

	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date
	Net Asset Value	Market Price^	Net Asset Value	Market Price^	Net Asset Value	Market Price^	Net Asset Value	Market Price^
KraneShares Bosera MSCI China A Share ETF	-5.98%	-6.12%‡	3.45%‡	2.95%‡	-4.61%‡	-4.53%‡	5.84%‡	5.84%‡
Hybrid KBA Index**	N/A	-5.18%‡	N/A	1.78%‡	N/A	-4.29%‡	N/A	6.95%‡
S&P 500 Index	N/A	-6.98%‡	N/A	5.10%‡	N/A	6.73%‡	N/A	7.61%‡

*       The Fund commenced operations on March 4, 2014.

**     The Hybrid KBA Index consists of the MSCI China A Index from the inception of the Fund through October 23, 2014, the MSCI China A International Index from October 23, 2014 through December 26, 2017, the MSCI China A Inclusion Index from December 26, 2017 to May 29, 2019, and the MSCI China A Index going forward. From October 23, 2014 through December 26, 2017, the Fund sought investment results that, before fees and expenses, corresponded to the price and yield performance of the MSCI China A International Index. Prior to October 23, 2014, the Fund sought investment results that, before fees and expenses, corresponded to the price and yield performance of the MSCI China A Index.

‡      Unaudited.

^      The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A Share ETF (concluded)

included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, as supplemented, the Fund’s gross operating expense ratio is 0.80% and its net expense ratio is 0.60% due to a Fee Waiver Agreement whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.20% of the Fund’s average daily net assets until August 1, 2020. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares E Fund China Commercial Paper ETF

The KraneShares E Fund China Commercial Paper ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the CSI Diversified High Grade Commercial Paper Index (the ‘‘Underlying Index’’).

The Underlying Index seeks to deliver a diversified basket of investment-grade (according to a Chinese ratings organization) on-shore renminbi (“RMB”)-denominated commercial paper issued by sovereign, quasi-sovereign and corporate issuers in the People’s Republic of China and traded in the inter-bank bond market. A commercial paper issue must have at least RMB ¥600 million outstanding and a remaining term to final maturity of no more than one year (365 days) and no less than one month (31 days).

China Review

Global equity markets experienced an upward trend through the end of 2019. The easing of trade tension between the US and China, which continued to be a source of volatility in the second half of 2019, provided a year-end catalyst for equities. In January 2020, the two countries signed a phase one trade deal, which brought some stability to trade policy. Since the beginning of 2020, the coronavirus pandemic has had a negative effect on China’s equity markets. However, the market reaction in China was muted in comparison to that in the US and Europe. In response to the pandemic, the US Federal Reserve softened its already dovish stance and lowered the Federal funds rate to near zero. Central banks in Europe also lowered rates, many of which were already negative. Meanwhile, China focused more on fiscal stimulus in response to the pandemic and lowered key rates only slightly. Equity markets in the US, Europe, and China have rebounded since the onset of the outbreak in each region, but remain below pre-pandemic levels.

We see three potential catalysts for China’s equity and bond markets in the year to come:

•   The lasting after-effects of the coronavirus pandemic including the revamp of China’s health care system, increased demand for work from home platforms operated by China’s internet giants, and the increased penetration of E-Commerce.

•   China was the first country to experience the coronavirus pandemic and has thus far been the first to recover.

•   In November 2020, Bloomberg Barclays will complete its inclusion of RMB-denominated bonds issued by the Chinese government and policy banks to their Global Aggregate Index, which is tracked by $2.5 trillion in assets.

China Capital Market Overview (March 31, 2019 to March 31, 2020)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -5.95%, while China’s currency, the renminbi (RMB) depreciated -5.2% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Staples (+14.72%), Health Care (+9.24%), and Information Technology (+6.49%).

•   The worst performing sectors across China’s equity markets were Energy (-31.26%), Industrials (-15.72%), and Real Estate (-14.05%).

By the Fund’s fiscal year end on March 31, 2020 (the “reporting period”), the NAV of the Fund decreased by -2.75%, while the Underlying Index decreased -2.30%.

The Fund held 33.6% of the portfolio in the Materials sector and 26.7% in the Industrials sector, which represent the Fund’s top two sector weightings.

There are risks involved with investing, including possible loss of principal. There is no guarantee the fund will achieve its stated objective. This letter represents the manager’s opinion and should not be regarded as investment advice or recommendation of specific securities.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares E Fund China Commercial Paper ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2020*

	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date
	Net Asset Value	Market Price^	Net Asset Value	Market Price^	Net Asset Value	Market Price^	Net Asset Value	Market Price^
KraneShares E Fund China Commercial Paper ETF	-2.75%	-3.24%‡	2.45%‡	2.42%‡	0.43%	0.42%‡	0.43%‡	0.30%‡
CSI Diversified High Grade Commercial Paper Index	N/A	-2.30%‡	N/A	2.93%‡	N/A	1.09%‡	N/A	1.13%‡
S&P U.S. Treasury Bill 3-6 Month Index**	N/A	2.55%‡	N/A	1.95%‡	N/A	1.31%‡	N/A	1.24%‡
S&P 500 Index	N/A	-6.98%‡	N/A	5.10%‡	N/A	6.73%‡	N/A	6.44%‡

*       The Fund commenced operations on December 2, 2014.

**     Index added to provide a fixed income benchmark for fixed income funds.

‡      Unaudited.

^      The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.71% and its net expense ratio is 0.59% due to a Fee Waiver Agreement whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.12% of the Fund’s average daily net assets until August 1, 2020. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF

The KraneShares MSCI All China Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the MSCI China All Shares Index (the ‘‘Underlying Index’’).

The Underlying Index seeks to track the equity market performance of companies based in China and listed in Mainland China, Hong Kong, and the United States. Companies available for inclusion must be headquartered in China and meet the market capitalization minimums required by the MSCI Global Investable Market Indexes Methodology.

China Review

Global equity markets experienced an upward trend through the end of 2019. The easing of trade tension between the US and China, which continued to be a source of volatility in the second half of 2019, provided a year-end catalyst for equities. In January 2020, the two countries signed a phase one trade deal, which brought some stability to trade policy. Since the beginning of 2020, the coronavirus pandemic has had a negative effect on China’s equity markets. However, the market reaction in China was muted in comparison to that in the US and Europe. In response to the pandemic, the US Federal Reserve softened its already dovish stance and lowered the Federal funds rate to near zero. Central banks in Europe also lowered rates, many of which were already negative. Meanwhile, China focused more on fiscal stimulus in response to the pandemic and lowered key rates only slightly. Equity markets in the US, Europe, and China have rebounded since the onset of the outbreak in each region, but remain below pre-pandemic levels.

We see three potential catalysts for China’s equity and bond markets in the year to come:

•   The lasting after-effects of the coronavirus pandemic including the revamp of China’s health care system, increased demand for work from home platforms operated by China’s internet giants, and the increased penetration of E-Commerce.

•   China was the first country to experience the coronavirus pandemic and has thus far been the first to recover.

•   In November 2020, Bloomberg Barclays will complete its inclusion of RMB-denominated bonds issued by the Chinese government and policy banks to their Global Aggregate Index, which is tracked by $2.5 trillion in assets.

China Capital Market Overview (March 31, 2019 to March 31, 2020)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -5.95%, while China’s currency, the renminbi (RMB) depreciated -5.2% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Staples (+14.72%), Health Care (+9.24%), and Information Technology (+6.49%).

•   The worst performing sectors across China’s equity markets were Energy (-31.26%), Industrials (-15.72%), and Real Estate (-14.05%).

By the Fund’s fiscal year end on March 31, 2020 (the “reporting period”), the NAV of the Fund decreased by -6.30%, while the Underlying Index decreased -5.95%.

The Fund held 22.1% of the portfolio in the Financials sector and 21.6% in the Consumer Discretionary sector, which represent the Fund’s top two sector weightings.

There are risks involved with investing, including possible loss of principal. There is no guarantee the fund will achieve its stated objective. This letter represents the manager’s opinion and should not be regarded as investment advice or recommendation of specific securities.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2020*

	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date
	Net Asset Value	Market Price^	Net Asset Value	Market Price^	Net Asset Value	Market Price^	Net Asset Value	Market Price^
KraneShares MSCI All China Index ETF	-6.30%	-7.58%‡	3.04%‡	2.75%‡	0.91%	0.68%‡	1.37%‡	1.33%‡
FTSE Emerging incl. China Overseas non-R/QFII GDP Weighted Index/MSCI China All Shares Index**	N/A	-5.95%‡	N/A	2.82%‡	N/A	1.39%‡	N/A	2.11%‡
S&P 500 Index	N/A	-6.98%‡	N/A	5.10%‡	N/A	6.73%‡	N/A	6.39%‡

*       The Fund commenced operations on February 12, 2015.

**     The FTSE Emerging incl. China Overseas non-R/QFII GDP Weighted Index/MSCI China All Shares Index consists of the FTSE Emerging incl. China Overseas non-R/QFII GDP Weighted Index from the inception of the Fund through July 31, 2018, and the MSCI China All Shares Index going forward. Prior to July 31, 2018, the Fund was known as the KraneShares FTSE Emerging Markets Plus ETF and sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the FTSE Emerging incl. China Overseas non-R/QFII GDP Weighted Index.

‡      Unaudited.

^      The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, as

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF (concluded)

supplemented, the Fund’s gross operating expense ratio is 0.86% and its net expense ratio is 0.49% due to a Fee Waiver Agreement whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.20% of the Fund’s average daily net assets and reduce its management fee in an amount equal to any Acquired Fund Fees and Expenses incurred by the Fund from its investments in the KraneShares Bosera MSCI China A Share ETF until August 1, 2020. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI One Belt One Road Index ETF

The KraneShares MSCI One Belt One Road Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the MSCI Global China Infrastructure Exposure Index (the ‘‘Underlying Index’’).

The Underlying Index is designed to represent the performance of listed companies within Developed, Emerging and Frontier markets whose revenues are likely to benefit from China infrastructure development from within a specified set of industries relevant to what has become known as the ‘One Belt, One Road’ (“OBOR”) investment program and development strategy promoted by China.

China Review

Global equity markets experienced an upward trend through the end of 2019. The easing of trade tension between the US and China, which continued to be a source of volatility in the second half of 2019, provided a year-end catalyst for equities. In January 2020, the two countries signed a phase one trade deal, which brought some stability to trade policy. Since the beginning of 2020, the coronavirus pandemic has had a negative effect on Emerging Market (“EM”) equities. The subsequent rise in the value of the US dollar and other safe haven assets has also had a negative impact on Emerging Markets. However, many Emerging Market countries may have been ill-equipped to handle the pandemic leading to a fall in equity markets. Growth sectors and companies geared to the EM consumer, especially online platforms, have outperformed value and commodity dependent sectors.

We see three potential catalysts for Emerging Market equities in the year to come:

•   The lasting after-effects of the coronavirus pandemic including the revamp of health care systems in many Emerging Market countries as well as the increased penetration of E-Commerce and other internet platforms.

•   China and South Korea were the first countries to experience the coronavirus pandemic and have thus far been the first to recover.

•   Emerging Market countries that are net energy importers such as South Korea and China may see some benefits from low energy prices, at the expense of net exporters.

Emerging Markets Overview (March 31, 2019 to March 31, 2020)

•   Emerging Market equities, as measured by the MSCI Emerging Markets Index, were down for the period, returning -17.27%.

•   The best performing sectors across the Emerging Market equity market included Information Technology (+3.92%), Consumer Discretionary (-7.83%), and Communication Services (-7.99%).

•   The worst performing sectors across the Emerging Market equity market included Energy (-35.37%), Materials (-30.99%), and Financials (-26.74%).

By the Fund’s fiscal year end on March 31, 2020 (the “reporting period”), the NAV of the Fund decreased by -21.78%, while the Underlying Index decreased -19.66%.

The Fund held 34.6% of the portfolio in the Industrials sector and 28.7% in the Materials sector, which represent the Fund’s top two sector weightings.

There are risks involved with investing, including possible loss of principal. There is no guarantee the fund will achieve its stated objective. This letter represents the manager’s opinion and should not be regarded as investment advice or recommendation of specific securities.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI One Belt One Road Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2020*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value	Market Price^
KraneShares MSCI One Belt One Road Index ETF	-21.78%	-22.78	%‡	-9.99%‡	-10.45	%‡
MSCI Global China Infrastructure Exposure Index	N/A	-19.66	%‡	N/A	-8.46	%‡
S&P 500 Index	N/A	-6.98	%‡	N/A	3.89	%‡

*       The Fund commenced operations on September 7, 2017.

‡      Unaudited.

^      The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, as supplemented, the Fund’s operating expense ratio is 0.79%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Consumer Technology Index ETF

The KraneShares Emerging Markets Consumer Technology Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Solactive Emerging Market Consumer Technology Index (the ‘‘Underlying Index’’).

The Underlying Index selects companies from 26 eligible countries in emerging markets whose primary business or businesses are internet retail, internet software/services, purchase, payment processing, or software for internet and E-Commerce transactions.

China review

Global equity markets experienced an upward trend through the end of 2019. The easing of trade tension between the US and China, which continued to be a source of volatility in the second half of 2019, provided a year-end catalyst for equities. In January 2020, the two countries signed a phase one trade deal, which brought some stability to trade policy. Since the beginning of 2020, the coronavirus pandemic has had a negative effect on Emerging Market (“EM”) equities. The subsequent rise in the value of the US dollar and other safe haven assets has also had a negative impact on Emerging Markets. However, many Emerging Market countries may have been ill-equipped to handle the pandemic leading to a fall in equity markets. Growth sectors and companies geared to the EM consumer, especially online platforms, have outperformed value and commodity dependent sectors.

We see three potential catalysts for Emerging Market equities in the year to come:

•   The lasting after-effects of the coronavirus pandemic including the revamp of health care systems in many Emerging Market countries as well as the increased penetration of E-Commerce and other internet platforms.

•   China and South Korea were the first countries to experience the coronavirus pandemic and have thus far been the first to recover.

•   Emerging Market countries that are net energy importers such as South Korea and China may see some benefits from low energy prices, at the expense of net exporters.

Emerging Markets Overview (March 31, 2019 to March 31, 2020)

•   Emerging Market equities, as measured by the MSCI Emerging Markets Index, were down for the period, returning -17.27%.

•   The best performing sectors across the Emerging Market equity market included Information Technology (+3.92%), Consumer Discretionary (-7.83%), and Communication Services (-7.99%).

•   The worst performing sectors across the Emerging Market equity market included Energy (-35.37%), Materials (-30.99%), and Financials (-26.74%).

By the Fund’s fiscal year end on March 31, 2020 (the “reporting period”), the NAV of the Fund decreased by -13.29%, while the Underlying Index decreased -12.69%.

The Fund held 55.9% of the portfolio in the Communication Services sector and 29.1% in the Consumer Discretionary sector, which represent the Fund’s top two sector weightings.

There are risks involved with investing, including possible loss of principal. There is no guarantee the fund will achieve its stated objective. This letter represents the manager’s opinion and should not be regarded as investment advice or recommendation of specific securities.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Consumer Technology Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2020*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value	Market Price^
KraneShares Emerging Markets Consumer Technology Index ETF	-13.29%	-13.25	%‡	-8.84%‡	-8.72	%‡
Solactive Emerging Market Consumer Technology Index	N/A	-12.69	%‡	N/A	-7.60	%‡
S&P 500 Index	N/A	-6.98	%‡	N/A	2.47	%‡

*       The Fund commenced operations on October 11, 2017.

‡      Unaudited.

^      The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, as supplemented, the Fund’s gross operating expense ratio is 0.80% and its net expense ratio is 0.70% due to an Fee Waiver Agreement whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.10% of the Fund’s average daily net assets until August 1, 2021. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China Environment Index ETF

The KraneShares MSCI China Environment Index (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the MSCI China IMI Environment 10/40 Index (the ‘‘Underlying Index’’).

The Underlying Index is comprised of securities that derive at least 50% of their revenues from environmentally beneficial products and services. The Index is based on five key Clean Technology environmental themes: Alternative Energy, Sustainable Water, Green Building, Pollution Prevention and Energy Efficiency. The Index aims to serve as a benchmark for investors seeking exposure to Chinese companies that focus on contributing to a more environmentally sustainable economy by making efficient use of scarce natural resources or by mitigating the impact of environmental degradation. Constituent selection is based on data from MSCI Environment, Social, and Governance (“ESG”).

China Review

Global equity markets experienced an upward trend through the end of 2019. The easing of trade tension between the US and China, which continued to be a source of volatility in the second half of 2019, provided a year-end catalyst for equities. In January 2020, the two countries signed a phase one trade deal, which brought some stability to trade policy. Since the beginning of 2020, the coronavirus pandemic has had a negative effect on China’s equity markets. However, the market reaction in China was muted in comparison to that in the US and Europe. In response to the pandemic, the US Federal Reserve softened its already dovish stance and lowered the Federal funds rate to near zero. Central banks in Europe also lowered rates, many of which were already negative. Meanwhile, China focused more on fiscal stimulus in response to the pandemic and lowered key rates only slightly. Equity markets in the US, Europe, and China have rebounded since the onset of the outbreak in each region, but remain below pre-pandemic levels.

We see three potential catalysts for China’s equity and bond markets in the year to come:

•   The lasting after-effects of the coronavirus pandemic including the revamp of China’s health care system, increased demand for work from home platforms operated by China’s internet giants, and the increased penetration of E-Commerce.

•   China was the first country to experience the coronavirus pandemic and has thus far been the first to recover.

•   In November 2020, Bloomberg Barclays will complete its inclusion of RMB-denominated bonds issued by the Chinese government and policy banks to their Global Aggregate Index, which is tracked by $2.5 trillion in assets.

China Capital Market Overview (March 31, 2019 to March 31, 2020)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -5.95%, while China’s currency, the renminbi (RMB) depreciated -5.2% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Staples (+14.72%), Health Care (+9.24%), and Information Technology (+6.49%).

•   The worst performing sectors across China’s equity markets were Energy (-31.26%), Industrials (-15.72%), and Real Estate (-14.05%).

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China Environment Index ETF (continued)

By the Fund’s fiscal year end on March 31, 2020 (the “reporting period”), the NAV of the Fund decreased by -13.17%, while the Underlying Index decreased -13.13%.

The Fund held 25.6% of the portfolio in the Industrials sector and 23.5% in the Information Technology sector, which represent the Fund’s top two sector weightings.

There are risks involved with investing, including possible loss of principal. There is no guarantee the fund will achieve its stated objective. This letter represents the manager’s opinion and should not be regarded as investment advice or recommendation of specific securities.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China Environment Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2020*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value	Market Price^
KraneShares MSCI China Environment Index	-13.17%	-12.94	%‡	-12.53%‡	-12.49	%‡
MSCI China IMI Environment 10/40 Index	N/A	-13.13	%‡	N/A	-12.10	%‡
S&P 500 Index	N/A	-6.98	%‡	N/A	2.54	%‡

*       The Fund commenced operations on October 12, 2017.

‡      Unaudited.

^      The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.80%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electric Vehicles and Future Mobility Index ETF

The KraneShares Electric Vehicles and Future Mobility Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Solactive Electric Vehicles and Future Mobility Index (the ‘‘Underlying Index’’).

The Underlying Index is designed to track the performance of companies engaged in the production of electric vehicles and/or their components, or engaged in other initiatives that may change the future of mobility. The Index includes issuers engaged in the electric vehicle production, autonomous driving, shared mobility, lithium and/or copper production, lithium-ion/lead acid batteries, hydrogen fuel cell manufacturing and/or electric infrastructure businesses.

China Review

Global equity markets experienced an upward trend through the end of 2019. The easing of trade tension between the US and China, which continued to be a source of volatility in the second half of 2019, provided a year-end catalyst for equities. In January 2020, the two countries signed a phase one trade deal, which brought some stability to trade policy. Since the beginning of 2020, the coronavirus pandemic has had a negative effect on Emerging Market (“EM”) equities. The subsequent rise in the value of the US dollar and other safe haven assets has also had a negative impact on Emerging Markets. However, many Emerging Market countries may have been ill-equipped to handle the pandemic leading to a fall in equity markets. Growth sectors and companies geared to the EM consumer, especially online platforms, have outperformed value and commodity dependent sectors.

We see three potential catalysts for Emerging Market equities in the year to come:

•   The lasting after-effects of the coronavirus pandemic including the revamp of health care systems in many Emerging Market countries as well as the increased penetration of E-Commerce and other internet platforms.

•   China and South Korea were the first countries to experience the coronavirus pandemic and have thus far been the first to recover.

•   Emerging Market countries that are net energy importers such as South Korea and China may see some benefits from low energy prices, at the expense of net exporters.

Emerging Markets Overview (March 31, 2019 to March 31, 2020)

•   Emerging Market equities, as measured by the MSCI Emerging Markets Index, were down for the period, returning -17.27%.

•   The best performing sectors across the Emerging Market equity market included Information Technology (+3.92%), Consumer Discretionary (-7.83%), and Communication Services (-7.99%).

•   The worst performing sectors across the Emerging Market equity market included Energy (-35.37%), Materials (-30.99%), and Financials (-26.74%).

By the Fund’s fiscal year end on March 31, 2020 (the “reporting period”), the NAV of the Fund decreased by -6.15%, while the Underlying Index decreased -5.96%.

The Fund held 34.7% of the portfolio in the Information Technology sector and 32.0% in the Consumer Discretionary sector, which represent the Fund’s top two sector weightings.

There are risks involved with investing, including possible loss of principal. There is no guarantee the fund will achieve its stated objective. This letter represents the manager’s opinion and should not be regarded as investment advice or recommendation of specific securities.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electric Vehicles and Future Mobility Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2020*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value	Market Price^
KraneShares Electric Vehicles and Future Mobility Index ETF	-6.15%	-7.58	%‡	-10.38%‡	-10.79	%‡
Solactive Electric Vehicles and Future Mobility Index	N/A	-5.96	%‡	N/A	-10.62	%‡
S&P 500 Index	N/A	-6.98	%‡	N/A	-1.60	%‡

*       The Fund commenced operations on January 18, 2018.

‡      Unaudited.

^      The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.70%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF

The KraneShares MSCI All China Health Care Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the MSCI China All Shares Health Care 10/40 Index (the ‘‘Underlying Index’’).

The Underlying Index is a free float adjusted market capitalization weighted index designed to track the equity market performance of Chinese companies engaged in the health care sector. The securities in the Index include all types of publicly issued shares of Chinese issuers, which are listed in Mainland China, Hong Kong and United States. Issuers eligible for inclusion must be classified under the Global Industry Classification Standard as engaged in the healthcare sector. The issuers included in the Underlying Index may include small-cap, mid-cap and large-cap companies.

China Review

Global equity markets experienced an upward trend through the end of 2019. The easing of trade tension between the US and China, which continued to be a source of volatility in the second half of 2019, provided a year-end catalyst for equities. In January 2020, the two countries signed a phase one trade deal, which brought some stability to trade policy. Since the beginning of 2020, the coronavirus pandemic has had a negative effect on China’s equity markets. However, the market reaction in China was muted in comparison to that in the US and Europe. In response to the pandemic, the US Federal Reserve softened its already dovish stance and lowered the Federal funds rate to near zero. Central banks in Europe also lowered rates, many of which were already negative. Meanwhile, China focused more on fiscal stimulus in response to the pandemic and lowered key rates only slightly. Equity markets in the US, Europe, and China have rebounded since the onset of the outbreak in each region, but remain below pre-pandemic levels.

We see three potential catalysts for China’s equity and bond markets in the year to come:

•   The lasting after-effects of the coronavirus pandemic including the revamp of China’s health care system, increased demand for work from home platforms operated by China’s internet giants, and the increased penetration of E-Commerce.

•   China was the first country to experience the coronavirus pandemic and has thus far been the first to recover.

•   In November 2020, Bloomberg Barclays will complete its inclusion of RMB-denominated bonds issued by the Chinese government and policy banks to their Global Aggregate Index, which is tracked by $2.5 trillion in assets.

China Capital Market Overview (March 31, 2019 to March 31, 2020)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -5.95%, while China’s currency, the renminbi (RMB) depreciated -5.2% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Staples (+14.72%), Health Care (+9.24%), and Information Technology (+6.49%).

•   The worst performing sectors across China’s equity markets were Energy (-31.26%), Industrials (-15.72%), and Real Estate (-14.05%).

By the Fund’s fiscal year end on March 31, 2020 (the “reporting period”), the NAV of the Fund increased by 6.95%, while the Underlying Index increased 7.80%.

The Fund held 100% of the portfolio in the Health Care sector.

There are risks involved with investing, including possible loss of principal. There is no guarantee the fund will achieve its stated objective. This letter represents the manager’s opinion and should not be regarded as investment advice or recommendation of specific securities.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2020*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value	Market Price^
KraneShares MSCI All China Health Care Index ETF	6.95%	7.58	%‡	-1.97%‡	-1.99	%‡
MSCI China All Shares Health Care 10/40 Index	N/A	7.80	%‡	N/A	-1.64	%‡
S&P 500 Index	N/A	-6.98	%‡	N/A	-2.05	%‡

*       The Fund commenced operations on January 31, 2018.

‡      Unaudited.

^      The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.79% and its net expense ratio is 0.65% due to a Fee Waiver Agreement whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.14% of the Fund’s average daily net assets until August 1, 2020. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

The KraneShares CCBS China Corporate High Yield Bond USD Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Solactive USD China Corporate High Yield Bond Index (the ‘‘Underlying Index’’).

The Underlying Index seeks to track the performance of outstanding high yield debt securities denominated in U.S. dollars issued by Chinese companies. For purposes of the Underlying Index, Chinese companies include companies that conduct the majority of their business activities in, are headquartered in or have the majority of their business assets, profits, or revenues in China or Hong Kong as determined by the index provider, Solactive, AG (“Index Provider”).

China Review

Global equity markets experienced an upward trend through the end of 2019. The easing of trade tension between the US and China, which continued to be a source of volatility in the second half of 2019, provided a year-end catalyst for equities. In January 2020, the two countries signed a phase one trade deal, which brought some stability to trade policy. Since the beginning of 2020, the coronavirus pandemic has had a negative effect on China’s equity markets. However, the market reaction in China was muted in comparison to that in the US and Europe. In response to the pandemic, the US Federal Reserve softened its already dovish stance and lowered the Federal funds rate to near zero. Central banks in Europe also lowered rates, many of which were already negative. Meanwhile, China focused more on fiscal stimulus in response to the pandemic and lowered key rates only slightly. Equity markets in the US, Europe, and China have rebounded since the onset of the outbreak in each region, but remain below pre-pandemic levels.

We see three potential catalysts for China’s equity and bond markets in the year to come:

•   The lasting after-effects of the coronavirus pandemic including the revamp of China’s health care system, increased demand for work from home platforms operated by China’s internet giants, and the increased penetration of E-Commerce.

•   China was the first country to experience the coronavirus pandemic and has thus far been the first to recover.

•   In November 2020, Bloomberg Barclays will complete its inclusion of RMB-denominated bonds issued by the Chinese government and policy banks to their Global Aggregate Index, which is tracked by $2.5 trillion in assets.

China Capital Market Overview (March 31, 2019 to March 31, 2020)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -5.95%, while China’s currency, the renminbi (RMB) depreciated -5.2% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Staples (+14.72%), Health Care (+9.24%), and Information Technology (+6.49%).

•   The worst performing sectors across China’s equity markets were Energy (-31.26%), Industrials (-15.72%), and Real Estate (-14.05%).

By the Fund’s fiscal year end on March 31, 2020 (the “reporting period”), the NAV of the Fund decreased by -3.72%, while the Underlying Index decreased -3.28%.

The Fund held 50.1% of the portfolio in the Financials sector and 31.0% in the Real Estate sector, which represent the Fund’s top two sector weightings.

There are risks involved with investing, including possible loss of principal. There is no guarantee the fund will achieve its stated objective. This letter represents the manager’s opinion and should not be regarded as investment advice or recommendation of specific securities.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CCBS China Corporate High Yield Bond USD Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2020*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value	Market Price^
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	-3.72%	-2.46	%‡	1.01%‡	1.91	%‡
Solactive USD China Corporate High Yield Bond Index	N/A	-3.28	%‡	N/A	2.95	%‡
Lipper China Region Funds Classification	N/A	-5.54	%‡	N/A	-4.11	%‡

*       The Fund commenced operations on June 26, 2018.

‡      Unaudited.

^      The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.69%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Healthcare Index ETF

The KraneShares Emerging Markets Healthcare Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Solactive Emerging Markets Healthcare Index (the ‘‘Underlying Index’’).

The Underlying Index seeks to track the equity market performance of companies engaged in the health care sector in various emerging markets. The issuers include small-cap, mid-cap, and large-cap companies involved in hospital management, healthcare management, pharmaceutical manufacturing, and biotechnology, among other sub-industries.

China Review

Global equity markets experienced an upward trend through the end of 2019. The easing of trade tension between the US and China, which continued to be a source of volatility in the second half of 2019, provided a year-end catalyst for equities. In January 2020, the two countries signed a phase one trade deal, which brought some stability to trade policy. Since the beginning of 2020, the coronavirus pandemic has had a negative effect on Emerging Market (“EM”) equities. The subsequent rise in the value of the US dollar and other safe haven assets has also had a negative impact on Emerging Markets. However, many Emerging Market countries may have been ill-equipped to handle the pandemic leading to a fall in equity markets. Growth sectors and companies geared to the EM consumer, especially online platforms, have outperformed value and commodity dependent sectors.

We see three potential catalysts for Emerging Market equities in the year to come:

•   The lasting after-effects of the coronavirus pandemic including the revamp of health care systems in many Emerging Market countries as well as the increased penetration of E-Commerce and other internet platforms.

•   China and South Korea were the first countries to experience the coronavirus pandemic and have thus far been the first to recover.

•   Emerging Market countries that are net energy importers such as South Korea and China may see some benefits from low energy prices, at the expense of net exporters.

Emerging Markets Overview (March 31, 2019 to March 31, 2020)

•   Emerging Market equities, as measured by the MSCI Emerging Markets Index, were down for the period, returning -17.27%.

•   The best performing sectors across the Emerging Market equity market included Information Technology (+3.92%), Consumer Discretionary (-7.83%), and Communication Services (-7.99%).

•   The worst performing sectors across the Emerging Market equity market included Energy (-35.37%), Materials (-30.99%), and Financials (-26.74%).

By the Fund’s fiscal year end on March 31, 2020 (the “reporting period”), the NAV of the Fund decreased by -5.25%, while the Underlying Index decreased -4.02%.

The Fund held 98.8% of the portfolio in the Health Care sector and 1.2% in the Consumer Discretionary sector, which represent the Fund’s top two sector weightings.

There are risks involved with investing, including possible loss of principal. There is no guarantee the fund will achieve its stated objective. This letter represents the manager’s opinion and should not be regarded as investment advice or recommendation of specific securities.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Healthcare Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2020*

	One Year Return		Annualized Inception to Date
	Net Asset Value	Market Price^	Net Asset Value	Market Price^
KraneShares Emerging Markets Healthcare Index ETF	-5.25%	-5.08%‡	-9.84%‡	-9.84%‡
Solactive Emerging Markets Healthcare Index	N/A	-4.02%‡	N/A	-9.28%‡
S&P 500 Index	N/A	-6.98%‡	N/A	-5.39%‡

*       The Fund commenced operations on August 29, 2018.

‡      Unaudited.

^      The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.79%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI Emerging Markets ex China Index ETF

The KraneShares MSCI Emerging Markets ex China Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific equity securities index. The Fund’s current index is the MSCI Emerging Markets ex China Index (the “Underlying Index”).

The Underlying Index is a free float-adjusted market capitalization weighted index designed to track the equity market performance of mid- and large-cap companies of emerging market countries, excluding China. The Underlying Index is based on the MSCI Emerging Markets Index (“universe”), but excludes the securities of Chinese issuers.

China Review

Global equity markets experienced an upward trend through the end of 2019. The easing of trade tension between the US and China, which continued to be a source of volatility in the second half of 2019, provided a year-end catalyst for equities. In January 2020, the two countries signed a phase one trade deal, which brought some stability to trade policy. Since the beginning of 2020, the coronavirus pandemic has had a negative effect on Emerging Market (“EM”) equities. The subsequent rise in the value of the US dollar and other safe haven assets has also had a negative impact on Emerging Markets. However, many Emerging Market countries may have been ill-equipped to handle the pandemic leading to a fall in equity markets. Growth sectors and companies geared to the EM consumer, especially online platforms, have outperformed value and commodity dependent sectors.

We see three potential catalysts for Emerging Market equities in the year to come:

•   The lasting after-effects of the coronavirus pandemic including the revamp of health care systems in many Emerging Market countries as well as the increased penetration of E-Commerce and other internet platforms.

•   China and South Korea were the first countries to experience the coronavirus pandemic and have thus far been the first to recover.

•   Emerging Market countries that are net energy importers such as South Korea and China may see some benefits from low energy prices, at the expense of net exporters.

Emerging Markets Overview (March 31, 2019 to March 31, 2020)

•   Emerging Market equities, as measured by the MSCI Emerging Markets Index, were down for the period, returning -17.27%.

•   The best performing sectors across the Emerging Market equity market included Information Technology (+3.92%), Consumer Discretionary (-7.83%), and Communication Services (-7.99%).

•   The worst performing sectors across the Emerging Market equity market included Energy (-35.37%), Materials (-30.99%), and Financials (-26.74%).

By the Fund’s fiscal period end on March 31, 2020 (the “reporting period”), the NAV of the Fund decreased by -24.31%, while the Underlying Index decreased -26.29%.

The Fund held 28.2% of the portfolio in the Information Technology sector and 21.2% in the Financials sector, which represent the Fund’s top two sector weightings.

There are risks involved with investing, including possible loss of principal. There is no guarantee the fund will achieve its stated objective. This letter represents the manager’s opinion and should not be regarded as investment advice or recommendation of specific securities.

Management Discussion of Fund Performance (Unaudited) (concluded)

KraneShares MSCI Emerging Markets ex China Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2020*

Cumulative Inception to Date
	Net Asset Value	Market Price^
KraneShares MSCI Emerging Markets ex China Index ETF	-24.31%	-23.75%‡
MSCI Emerging Markets Ex China Index	N/A	-26.29%‡
S&P 500 Index	N/A	-8.78%‡

*       The Fund commenced operations on April 12, 2019.

‡      Unaudited.

^      The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.59% and its net expense ratio is 0.49% due to a Fee Waiver Agreement whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.10% of the Fund’s average daily net assets until August 1, 2020. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments March 31, 2020

KraneShares CICC China Leaders 100 Index ETF

	Shares	Value
COMMON STOCK — 99.9%‡
CHINA — 99.9%
Communication Services — 0.8%
China South Publishing & Media Group, Cl A	29,100	$43,641
G-bits Network Technology Xiamen, Cl A	1,400	81,057
		124,698
Consumer Discretionary — 9.2%
Chongqing Department Store, Cl A	10,100	39,555
Dashang, Cl A*	6,100	20,327
Great Wall Motor, Cl A	49,500	62,083
Guangdong Xinbao Electrical Appliances Holdings, Cl A	13,200	34,600
Haier Smart Home, Cl A	143,700	291,933
Hisense Home Appliances Group, Cl A	17,300	23,138
Jason Furniture Hangzhou, Cl A	7,000	34,683
Joyoung, Cl A	12,100	48,054
KingClean Electric, Cl A*	3,100	8,922
Lao Feng Xiang, Cl A	5,200	29,389
Loncin Motor, Cl A*	42,100	19,778
Markor International Home Furnishings, Cl A	52,000	30,225
Midea Group, Cl A	104,476	713,683
Shandong Linglong Tyre, Cl A	19,400	54,109
Wuchan Zhongda Group, Cl A	71,500	48,418
Zhejiang Hangmin, Cl A	22,196	17,598
Zhejiang Meida Industrial, Cl A	10,400	16,888
		1,493,383

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares CICC China Leaders 100 Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Staples — 14.1%
Chacha Food, Cl A	10,400	$66,187
Heilongjiang Agriculture, Cl A	29,400	71,548
Henan Shuanghui Investment & Development, Cl A	38,900	215,678
Inner Mongolia Yili Industrial Group, Cl A	209,800	883,811
New Hope Liuhe, Cl A	87,200	386,656
Wens Foodstuffs Group	148,300	675,784
		2,299,664
Energy — 2.1%
China Shenhua Energy, Cl A	136,101	311,825
Huolinhe Opencut Coal Industry of Inner Mongolia, Cl A	23,200	23,959
		335,784
Financials — 41.0%
Agricultural Bank of China, Cl A	1,497,600	712,016
Bank of China, Cl A	857,000	420,750
Bank of Communications, Cl A	1,073,700	781,623
China Construction Bank, Cl A	271,000	242,394
China Life Insurance, Cl A	66,867	248,480
China Merchants Bank, Cl A	167,600	763,258
CITIC Securities, Cl A	279,332	873,282
GF Securities, Cl A	120,500	232,561
Huatai Securities, Cl A	164,598	400,105
Industrial & Commercial Bank of China, Cl A	842,000	611,763
Industrial Bank, Cl A	313,800	704,348
Ping An Insurance Group of China, Cl A	69,959	682,693
		6,673,273
Health Care — 1.2%
China Animal Healthcare*(A)(B)(C)	4,000	—
Guangxi Liuzhou Pharmaceutical, Cl A	7,400	32,823
Shandong Buchang Pharmaceuticals, Cl A	23,810	67,619
Yifan Pharmaceutical, Cl A	29,200	67,148
Zhejiang Jingxin Pharmaceutical, Cl A	23,800	34,651
		202,241
Industrials — 15.7%
China Gezhouba Group, Cl A	110,200	108,518
China National Chemical Engineering, Cl A	79,200	66,706
China Railway Construction, Cl A	185,300	256,976
China Railway Group, Cl A	334,600	253,964
China Southern Airlines, Cl A	146,900	106,732
China State Construction Engineering, Cl A	834,500	620,442
Daqin Railway, Cl A	244,779	234,826
Fujian Longma Environmental Sanitation Equipment, Cl A	12,100	23,540
Hangxiao Steel Structure, Cl A	54,800	30,847

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares CICC China Leaders 100 Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Hefei Meiya Optoelectronic Technology, Cl A	10,900	$58,005
Henan Zhongyuan Expressway, Cl A	36,200	19,254
Jiangsu Expressway, Cl A	20,300	28,124
Shanghai Construction Group, Cl A	182,000	82,422
Shanghai International Port Group, Cl A	157,184	99,346
Shanghai Pudong Road & Bridge Construction, Cl A	32,500	29,711
Shanghai Tongji Science & Technology Industrial, Cl A	21,100	24,529
Shanghai Tunnel Engineering, Cl A	77,200	60,229
Sieyuan Electric, Cl A	21,600	54,882
TangShan Port Group, Cl A	121,300	38,675
TBEA, Cl A	152,600	157,160
Titan Wind Energy Suzhou, Cl A	36,300	25,913
Zhejiang Yankon Group, Cl A	34,300	17,130
Zhengzhou Yutong Bus, Cl A	55,600	107,385
Zhuzhou Kibing Group, Cl A	65,900	44,905
		2,550,221
Information Technology — 1.6%
Hanergy Thin Film Power Group*(A)(B)(C)	65,064	—
Hangzhou First Applied Material, Cl A	4,300	24,702
MLS, Cl A	15,600	24,958
Shengyi Technology, Cl A	48,500	181,117
Skyworth Digital, Cl A	16,200	26,535
		257,312
Materials — 2.8%
China Lumena New Materials*(A)(B)(C)	718	—
CSG Holding	49,747	30,810
Jiangsu Yangnong Chemical, Cl A	7,500	71,326
Shenzhen Jinjia Group, Cl A	34,630	44,996
Tianhe Chemicals Group*(A)(B)(C)	40,000	—
Zhejiang Yongtai Technology, Cl A	25,500	41,696
Zijin Mining Group, Cl A	497,700	259,094
		447,922
Real Estate — 10.2%
China Fortune Land Development, Cl A	46,500	137,043
China Vanke, Cl A	218,800	791,769
Financial Street Holdings, Cl A	49,032	45,240
Hangzhou Binjiang Real Estate Group, Cl A	64,600	37,913
Huafa Industrial Zhuhai, Cl A	69,200	62,774
Oceanwide Holdings, Cl A	63,700	35,498
RiseSun Real Estate Development, Cl A	72,047	78,774
Seazen Holdings, Cl A	37,000	163,228

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares CICC China Leaders 100 Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Real Estate (continued)
Shanghai Lujiazui Finance & Trade Zone Development, Cl A	36,500	$57,107
Youngor Group, Cl A	131,400	118,086
Zhejiang China Commodities City Group, Cl A	137,377	64,151
Zhongtian Financial Group, Cl A	174,350	76,497
		1,668,080
Utilities — 1.2%
Guangxi Guiguan Electric Power, Cl A	97,200	62,668
Hubei Energy Group, Cl A	79,100	39,504
Shenergy, Cl A	100,100	74,565
Shenzhen Gas, Cl A	24,000	24,920
		201,657
TOTAL COMMON STOCK (Cost $17,312,039)		16,254,235

TOTAL INVESTMENTS — 99.9% (Cost $17,312,039)		16,254,235
OTHER ASSETS LESS LIABILITIES — 0.1%		18,470
NET ASSETS — 100%		$16,272,705

‡       Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*        Non-income producing security.

(A)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2020 was $0 and represents 0.0% of Net Assets.

(B)   Level 3 security in accordance with fair value hierarchy.

(C)   Security considered illiquid.  The total value of such securities as of March 31, 2020 was $0 and represents 0.0% of Net Assets.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares CICC China Leaders 100 Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2020, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock
China
Communication Services	$124,698	$—	$—	$124,698
Consumer Discretionary	1,493,383	—	—	1,493,383
Consumer Staples	2,299,664	—	—	2,299,664
Energy	335,784	—	—	335,784
Financials	6,673,273	—	—	6,673,273
Health Care	202,241	—	—	202,241
Industrials	2,550,221	—	—	2,550,221
Information Technology	257,312	—	—	257,312
Materials	447,922	—	—	447,922
Real Estate	1,668,080	—	—	1,668,080
Utilities	201,657	—	—	201,657
Total Common Stock	16,254,235	—	—	16,254,235
Total Investments in Securities	$16,254,235	$—	$—	$16,254,235

^      A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets

For the year ended March 31, 2020, the transfers in and out of Level 3 occurred due to a halt in trading of these securities. Transfers between levels are recognized at period end.

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares CSI China Internet ETF

	Shares	Value
COMMON STOCK — 100.0%‡
CHINA — 86.9%
Communication Services — 44.0%
58.com ADR*	1,422,313	$69,295,089
Autohome ADR*	798,081	56,679,713
Baidu*	1,429,656	144,095,028
Bilibili ADR*(A)	3,107,256	72,771,936
Bitauto Holdings ADR*	510,562	5,304,739
DouYu International Holdings ADR*	2,044,101	13,102,688
HUYA ADR*(A)	1,009,749	17,115,246
iQIYI ADR*	4,143,765	73,759,017
JOYY ADR*	925,882	49,312,475
Momo ADR	2,402,182	52,103,328
NetEase ADR	318,400	102,193,664
Qutoutiao ADR*(A)	2,068,744	4,944,298
SINA*	973,421	30,993,725
Sogou ADR*(A)	1,665,790	5,597,054
So-Young International ADR*(A)	872,759	8,937,052
Tencent Holdings	4,731,875	232,109,674
Tencent Music Entertainment Group ADR*	4,633,381	46,611,813
Weibo ADR*(A)	973,059	32,217,983
		1,017,144,522
Consumer Discretionary — 37.4%
Alibaba Group Holding ADR*	1,184,633	230,387,426
Baozun ADR*(A)	609,325	17,024,540
GSX Techedu ADR*(A)	1,339,422	56,737,916
JD.com ADR*	4,298,069	174,071,795
Pinduoduo ADR*	2,530,871	91,187,282
TAL Education Group ADR*	2,112,866	112,531,243
Trip.com Group ADR*	2,881,434	67,569,627
Uxin ADR*(A)	3,766,919	5,801,055
Vipshop Holdings ADR*	6,725,536	104,783,851
Yunji ADR*(A)	1,455,301	5,326,402
		865,421,137

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares CSI China Internet ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials — 2.9%
360 Finance ADR*	966,013	$7,728,104
Fanhua ADR(A)	776,589	15,624,971
FinVolution Group ADR	2,669,054	4,750,916
LexinFintech Holdings ADR*(A)	1,657,378	14,700,943
Qudian ADR*(A)	3,719,152	6,694,474
ZhongAn Online P&C Insurance, Cl H*(A)	5,281,600	17,444,291
		66,943,699
Industrials — 1.2%
51job ADR*	435,167	26,714,902
Information Technology — 1.5%
Kingsoft*	10,594,000	34,580,268
TOTAL CHINA		2,010,804,528
HONG KONG — 13.1%
Communication Services — 2.4%
Alibaba Pictures Group*	187,294,000	24,164,161
China Literature*(A)	5,520,400	21,936,591
NetDragon Websoft Holdings	3,688,815	8,899,720
		55,000,472
Consumer Discretionary — 9.8%
Koolearn Technology Holding*(A)	5,123,000	19,266,853
Maoyan Entertainment*	8,602,200	10,931,849
Meituan Dianping, Cl B*	14,834,500	179,237,369
Tongcheng-Elong Holdings*	12,713,200	17,878,425
		227,314,496
Financials — 0.2%
Yixin Group*	35,313,000	5,786,104
Information Technology — 0.6%
Weimob*(A)	21,375,000	13,540,524
TOTAL HONG KONG		301,641,596
TOTAL COMMON STOCK (Cost $2,484,513,035)		2,312,446,124
SHORT-TERM INVESTMENT(B)(C) — 4.0%
Invesco Government & Agency Portfolio, Cl Institutional, 0.430%	92,943,944	92,943,944
TOTAL SHORT-TERM INVESTMENT (Cost $92,943,944)		92,943,944
TOTAL INVESTMENTS — 104.0% (Cost $2,577,456,979)		2,405,390,068
OTHER ASSETS LESS LIABILITIES — (4.0)%		(91,752,246)
NET ASSETS — 100%		$2,313,637,822

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares CSI China Internet ETF (concluded)

(A)   This security or a partial position of this security is on loan at March 31, 2020.  The total market value of securities on loan at March 31, 2020 was $88,942,649.

(B)   The rate shown is the 7-day effective yield as of March 31, 2020.

(C)   This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2020 was $92,943,944.

ADR — American Depositary Receipt

Cl — Class

As of March 31, 2020, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended March 31, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Bosera MSCI China A Share ETF

	Shares	Value
COMMON STOCK — 100.0%‡
CHINA — 100.0%
Communication Services — 2.5%
Beijing Enlight Media, Cl A	390,660	$491,067
China Film, Cl A	207,221	344,969
China South Publishing & Media Group, Cl A	239,211	358,739
China United Network Communications, Cl A	4,133,020	3,043,701
Chinese Universe Publishing and Media Group, Cl A	180,436	306,488
CITIC Guoan Information Industry, Cl A*	522,071	229,799
Focus Media Information Technology, Cl A	1,954,829	1,218,976
G-bits Network Technology Xiamen, Cl A	9,608	556,280
Giant Network Group, Cl A	179,780	421,284
Mango Excellent Media, Cl A*	237,134	1,458,293
NanJi E-Commerce, Cl A*	326,920	535,012
Oriental Pearl Group, Cl A	456,906	564,026
Perfect World, Cl A	172,134	1,154,732
Wanda Film Holding, Cl A*	276,850	615,162
Wuhu Sanqi Interactive Entertainment Network Technology Group, Cl A	281,304	1,296,153
Youzu Interactive, Cl A*	118,327	313,671
		12,908,352
Consumer Discretionary — 5.6%
BAIC BluePark New Energy Technology, Cl A*	465,300	393,209
BTG Hotels Group, Cl A	131,575	249,666
BYD, Cl A	241,504	2,043,254
Changzhou Xingyu Automotive Lighting Systems, Cl A	36,801	434,871
China Grand Automotive Services Group, Cl A	1,086,711	623,983
China International Travel Service, Cl A	260,007	2,465,008
Chongqing Changan Automobile, Cl A	519,520	775,447

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
Fuyao Glass Industry Group, Cl A	266,789	$721,906
Gree Electric Appliances of Zhuhai, Cl A	400,577	2,949,990
Guangzhou Automobile Group, Cl A	316,896	471,665
Haier Smart Home, Cl A	812,068	1,649,753
Hangzhou Robam Appliances, Cl A	126,426	507,259
HLA, Cl A	392,433	350,456
Huayu Automotive Systems, Cl A	419,879	1,275,951
Liaoning Cheng Da, Cl A*	203,709	521,616
NavInfo, Cl A	261,379	518,834
Ningbo Joyson Electronic, Cl A*	173,175	459,067
Oppein Home Group, Cl A	37,291	497,532
SAIC Motor, Cl A	1,037,327	3,000,085
Shandong Linglong Tyre, Cl A	159,795	445,691
Shanghai Jinjiang International Hotels, Cl A	89,000	302,225
Shanghai Yuyuan Tourist Mart Group, Cl A	430,669	444,145
Shenzhen Overseas Chinese Town, Cl A	1,092,375	984,774
Songcheng Performance Development, Cl A	193,436	681,701
Suning.com, Cl A	1,239,933	1,579,610
Suofeiya Home Collection, Cl A	121,484	308,158
TCL Technology Group, Cl A	1,801,700	1,052,318
Visual China Group, Cl A	93,300	204,285
Wanxiang Qianchao, Cl A	366,673	263,823
Weifu High-Technology Group, Cl A	111,374	298,539
Wuchan Zhongda Group, Cl A	674,130	456,509
Zhejiang Semir Garment, Cl A	239,600	240,675
Zhejiang Supor, Cl A	72,894	710,923
Zhejiang Wanfeng Auto Wheel, Cl A	291,266	271,205
		28,154,133
Consumer Staples — 15.5%
Angel Yeast, Cl A	109,710	544,820
Anhui Gujing Distillery, Cl A	51,050	822,697
Anhui Kouzi Distillery, Cl A	79,900	466,221
Beijing Dabeinong Technology Group, Cl A	565,100	689,613
Beijing Shunxin Agriculture, Cl A	98,826	855,919
Beijing Yanjing Brewery, Cl A	375,324	319,821
By-health, Cl A	210,719	499,135
Chongqing Brewery, Cl A	64,481	414,002
Chongqing Fuling Zhacai Group, Cl A	105,100	467,658
Foshan Haitian Flavouring & Food, Cl A	299,658	5,291,638
Fujian Sunner Development, Cl A*	137,589	459,070
Guangdong Haid Group, Cl A	210,492	1,193,784
Heilongjiang Agriculture, Cl A	236,700	576,038

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Staples (continued)
Henan Shuanghui Investment & Development, Cl A	368,409	$2,042,616
Inner Mongolia Yili Industrial Group, Cl A	812,015	3,420,723
Jiangsu King’s Luck Brewery JSC, Cl A	167,107	663,647
Jiangsu Yanghe Brewery Joint-Stock, Cl A	200,709	2,374,857
Jiangxi Zhengbang Technology, Cl A	324,261	871,930
Jonjee Hi-Tech Industrial And Commercial Holding, Cl A	106,114	715,591
Juewei Food, Cl A	81,100	592,100
Kweichow Moutai, Cl A	167,348	26,230,020
Laobaixing Pharmacy Chain JSC, Cl A	38,229	420,140
Luzhou Laojiao, Cl A	195,075	2,026,928
Muyuan Foodstuff, Cl A	287,908	4,963,917
New Hope Liuhe, Cl A	561,492	2,489,729
Shanghai Jahwa United, Cl A	89,400	316,196
Shanxi Xinghuacun Fen Wine Factory, Cl A	116,026	1,476,147
Sichuan Swellfun, Cl A	65,063	395,159
Tech-Bank Food, Cl A*	154,424	254,026
Toly Bread, Cl A	73,140	510,562
Tongwei, Cl A	517,080	846,943
Tsingtao Brewery, Cl A	92,724	597,954
Wens Foodstuffs Group	707,429	3,223,661
Wuliangye Yibin, Cl A	516,922	8,401,204
Yifeng Pharmacy Chain, Cl A	50,500	663,293
Yonghui Superstores, Cl A	1,274,551	1,841,286
Yuan Longping High-tech Agriculture, Cl A	175,388	448,355
		78,387,400
Energy — 2.0%
China Merchants Energy Shipping, Cl A	897,600	809,185
China Petroleum & Chemical, Cl A	3,393,684	2,120,993
China Shenhua Energy, Cl A	585,678	1,341,865
COSCO SHIPPING Energy Transportation, Cl A	364,404	385,575
Guanghui Energy, Cl A	904,805	329,336
Offshore Oil Engineering, Cl A	588,787	406,192
PetroChina, Cl A	2,156,495	1,405,576
Shaanxi Coal Industry, Cl A	1,109,869	1,171,217
Shandong Xinchao Energy, Cl A*	905,700	224,885
Shanxi Lu’an Environmental Energy Development, Cl A	398,362	327,650
Shanxi Meijin Energy, Cl A*	545,920	506,779
Shanxi Xishan Coal & Electricity Power, Cl A	419,646	287,137
Yantai Jereh Oilfield Services Group, Cl A	127,606	398,037
Yanzhou Coal Mining, Cl A	328,500	400,418
		10,114,845

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials — 24.4%
Agricultural Bank of China, Cl A	9,920,507	$4,716,587
Anxin Trust, Cl A*(A)(B)(C)	739,031	260,655
Avic Capital, Cl A	1,195,452	662,809
Bank of Beijing, Cl A	2,815,752	1,918,693
Bank of Chengdu, Cl A	481,100	511,086
Bank of China, Cl A	4,678,200	2,296,794
Bank of Communications, Cl A	5,227,414	3,805,403
Bank of Guiyang, Cl A	428,527	463,096
Bank of Hangzhou, Cl A	683,279	742,255
Bank of Jiangsu, Cl A	1,537,464	1,303,597
Bank of Nanjing, Cl A	1,129,609	1,155,394
Bank of Ningbo, Cl A	749,616	2,438,721
Bank of Shanghai, Cl A	1,891,986	2,199,425
Caitong Securities, Cl A	478,009	681,791
Changjiang Securities, Cl A	736,405	663,868
China CITIC Bank, Cl A	755,806	552,337
China Construction Bank, Cl A	1,277,626	1,142,765
China Everbright Bank, Cl A	5,301,884	2,700,234
China Life Insurance, Cl A	369,739	1,373,963
China Merchants Bank, Cl A	2,747,327	12,511,458
China Merchants Securities, Cl A*	761,629	1,839,549
China Minsheng Banking, Cl A	4,722,810	3,804,527
China Pacific Insurance Group, Cl A	837,238	3,333,266
CITIC Securities, Cl A	1,310,243	4,096,242
CSC Financial, Cl A	368,500	1,613,182
Dongxing Securities, Cl A	367,280	565,309
East Money Information, Cl A	894,420	2,025,259
Everbright Securities, Cl A	520,333	808,226
First Capital Securities, Cl A	466,408	454,024
Founder Securities, Cl A	1,096,361	1,110,560
GF Securities, Cl A	788,328	1,521,448
Guosen Securities, Cl A	546,016	855,052
Guotai Junan Securities, Cl A	1,000,981	2,299,028
Guoyuan Securities, Cl A	448,223	526,748
Haitong Securities, Cl A*	1,077,687	1,952,188
Hithink RoyalFlush Information Network, Cl A	71,600	1,097,001
Huaan Securities, Cl A	482,254	525,239
Huatai Securities, Cl A	979,895	2,381,929
Huaxi Securities, Cl A	349,631	518,907
Huaxia Bank, Cl A	1,707,687	1,558,750
Hubei Biocause Pharmaceutical, Cl A	657,941	549,506

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
Industrial & Commercial Bank of China, Cl A	7,181,326	$5,217,662
Industrial Bank, Cl A	2,766,658	6,209,973
Industrial Securities, Cl A	891,853	786,389
Jiangsu Changshu Rural Commercial Bank, Cl A	365,049	352,267
Nanjing Securities, Cl A	439,340	963,818
New China Life Insurance, Cl A	277,766	1,559,647
Northeast Securities, Cl A	311,700	364,549
Orient Securities, Cl A	794,635	1,022,414
Pacific Securities, Cl A*	907,800	425,199
People’s Insurance Group of China, Cl A	787,894	700,281
Ping An Bank, Cl A	2,584,494	4,667,126
Ping An Insurance Group of China, Cl A	1,442,630	14,077,864
SDIC Capital, Cl A	469,152	810,800
Sealand Securities, Cl A	729,877	451,012
Shanghai AJ Group, Cl A	216,000	242,262
Shanghai Pudong Development Bank, Cl A	3,909,097	5,597,660
Shanxi Securities, Cl A	376,745	373,120
Shenwan Hongyuan Group, Cl A	3,001,281	1,867,279
Sinolink Securities, Cl A	402,800	519,966
SooChow Securities, Cl A	523,593	585,037
Southwest Securities, Cl A	751,800	479,407
Western Securities, Cl A	466,325	544,074
Zheshang Securities, Cl A	369,900	522,375
		123,877,052
Health Care — 10.7%
Aier Eye Hospital Group, Cl A	412,534	2,291,920
Asymchem Laboratories Tianjin, Cl A	30,800	746,036
Autobio Diagnostics, Cl A	37,300	613,001
Beijing SL Pharmaceutical, Cl A	136,850	230,715
Beijing Tiantan Biological Products, Cl A	139,228	714,584
Beijing Tongrentang, Cl A	182,681	653,334
Betta Pharmaceuticals, Cl A	53,400	528,862
BGI Genomics, Cl A	53,320	637,144
Changchun High & New Technology Industry Group, Cl A	22,681	1,753,504
Chengdu Kanghong Pharmaceutical Group, Cl A	97,139	539,676
China National Accord Medicines, Cl A	49,730	280,284
China National Medicines, Cl A	100,500	400,968
China Resources Double Crane Pharmaceutical, Cl A	138,966	248,399
China Resources Sanjiu Medical & Pharmaceutical, Cl A	130,347	512,142
Chongqing Zhifei Biological Products, Cl A	177,572	1,688,239
Dong-E-E-Jiao, Cl E	87,088	316,250

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	187,239	$831,563
Guangzhou Kingmed Diagnostics Group, Cl A	60,937	483,923
Guizhou Bailing Group Pharmaceutical, Cl A	187,989	221,189
Hangzhou Tigermed Consulting, Cl A	99,850	902,259
Huadong Medicine, Cl A	233,042	573,712
Hualan Biological Engineering, Cl A	186,890	1,263,476
Hubei Jumpcan Pharmaceutical, Cl A*	108,480	335,470
Jafron Biomedical, Cl A	55,752	744,624
Jiangsu Hengrui Medicine, Cl A*	589,035	7,647,766
Jiangsu Yuyue Medical Equipment & Supply, Cl A	133,536	683,486
Jilin Aodong Pharmaceutical Group, Cl A	154,855	344,525
Jinyu Bio-Technology, Cl A	149,955	451,037
Joincare Pharmaceutical Group Industry, Cl A	258,134	417,344
Jointown Pharmaceutical Group, Cl A	250,077	599,773
Lepu Medical Technology Beijing, Cl A	237,311	1,212,636
Livzon Pharmaceutical Group, Cl A	81,911	453,918
Meinian Onehealth Healthcare Holdings, Cl A	522,008	869,743
Nanjing King-Friend Biochemical Pharmaceutical, Cl A	79,700	567,599
Ovctek China, Cl A	53,800	419,276
Shandong Buchang Pharmaceuticals, Cl A	152,060	431,840
Shanghai Fosun Pharmaceutical Group, Cl A	267,824	1,241,598
Shanghai Pharmaceuticals Holding, Cl A	256,059	704,793
Shanghai RAAS Blood Products, Cl A*	662,545	727,209
Shenzhen Hepalink Pharmaceutical Group, Cl A	138,400	402,223
Shenzhen Kangtai Biological Products, Cl A	85,908	1,388,936
Shenzhen Mindray Bio-Medical Electronics, Cl A	134,889	4,980,171
Shenzhen Salubris Pharmaceuticals, Cl A	116,065	290,482
Shijiazhuang Yiling Pharmaceutical, Cl A	160,269	507,610
Sichuan Kelun Pharmaceutical, Cl A	191,769	559,761
Tasly Pharmaceutical Group, Cl A	201,441	392,753
Tonghua Dongbao Pharmaceutical, Cl A	270,871	405,455
Topchoice Medical, Cl A*	42,706	649,368
Walvax Biotechnology, Cl A	204,753	914,545
Winning Health Technology Group, Cl A	218,600	646,715
WuXi AppTec, Cl A	195,479	2,495,541
Yifan Pharmaceutical, Cl A	163,921	376,952
Yunnan Baiyao Group, Cl A	170,158	2,053,697
Zhangzhou Pientzehuang Pharmaceutical, Cl A	80,350	1,409,033
Zhejiang Conba Pharmaceutical, Cl A	355,200	258,074
Zhejiang Huahai Pharmaceutical, Cl A*	176,111	638,533
Zhejiang NHU, Cl A	286,122	1,101,991
Zhejiang Wolwo Bio-Pharmaceutical, Cl A	69,726	438,628
		54,194,285

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials — 12.5%
AECC Aero-Engine Control, Cl A	152,600	$256,838
AECC Aviation Power, Cl A	299,605	896,084
Air China, Cl A	530,736	487,442
AVIC Aircraft, Cl A	368,734	825,050
AVIC Electromechanical Systems, Cl A	480,590	488,848
AVIC Shenyang Aircraft, Cl A*	124,338	502,215
AVICOPTER, Cl A	78,500	460,599
Beijing New Building Materials, Cl A	224,981	749,069
Beijing Originwater Technology, Cl A	421,439	548,188
Bohai Leasing, Cl A*	823,600	336,960
Centre Testing International Group, Cl A	110,400	239,079
China Aerospace Times Electronics, Cl A	362,102	325,413
China Avionics Systems, Cl A	195,325	356,028
China Communications Construction, Cl A	365,084	425,439
China Eastern Airlines, Cl A*	1,243,300	724,419
China Gezhouba Group, Cl A	613,271	603,910
China International Marine Containers Group, Cl A	202,895	220,694
China Meheco, Cl A	142,300	301,937
China National Chemical Engineering, Cl A	656,939	553,304
China Railway Construction, Cl A	1,531,942	2,124,515
China Railway Group, Cl A	2,712,000	2,058,430
China Railway Hi-tech Industry, Cl A	295,885	397,396
China Shipbuilding Industry, Cl A	3,047,099	1,809,809
China Southern Airlines, Cl A*	1,145,402	832,203
China Spacesat, Cl A	157,472	649,154
China State Construction Engineering, Cl A	5,590,206	4,156,258
Contemporary Amperex Technology, Cl A	294,099	4,995,144
COSCO SHIPPING Development, Cl A	1,056,378	302,538
COSCO SHIPPING Holdings, Cl A*	859,364	498,291
CRRC, Cl A	3,239,928	2,998,494
Dalian Port PDA, Cl A	1,030,200	251,439
Daqin Railway, Cl A	1,979,910	1,899,409
Dongfang Electric, Cl A	366,340	436,205
Eve Energy, Cl A*	129,100	1,058,379
Fangda Carbon New Material, Cl A*	362,318	459,530
Guangshen Railway, Cl A	752,806	251,707
Guangzhou Baiyun International Airport, Cl A	275,609	487,979
Guoxuan High-Tech, Cl A	151,390	373,338
Hefei Meiya Optoelectronic Technology, Cl A	90,000	478,937
Hongfa Technology, Cl A	99,200	386,404
Inner Mongolia First Machinery Group, Cl A	225,072	289,270
Jiangsu Hengli Hydraulic, Cl A	117,437	1,018,929
Jiangsu Zhongtian Technology, Cl A	408,296	553,557
Juneyao Airlines, Cl A*	218,220	307,864
Metallurgical Corp of China, Cl A	2,377,621	878,836

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
NARI Technology, Cl A	615,533	$1,715,072
Ningbo Zhoushan Port, Cl A	1,169,541	585,744
Power Construction Corp of China, Cl A	1,697,946	943,809
Sany Heavy Industry, Cl A	1,121,753	2,737,836
SF Holding, Cl A	215,587	1,436,801
Shanghai Construction Group, Cl A	1,185,911	537,058
Shanghai Electric Group, Cl A	1,081,360	701,766
Shanghai International Airport, Cl A	128,289	1,100,597
Shanghai International Port Group, Cl A	1,131,608	715,218
Shanghai M&G Stationery, Cl A	122,506	800,207
Shanghai Mechanical and Electrical Industry, Cl A	107,437	205,834
Shanghai Tunnel Engineering, Cl A	418,753	326,698
Shanghai Waigaoqiao Free Trade Zone Group, Cl A	103,732	214,249
Shenzhen Airport, Cl A	273,126	294,388
Shenzhen Inovance Technology, Cl A	221,315	807,115
Siasun Robot & Automation, Cl A*	207,783	400,428
Sinochem International, Cl A	360,686	260,533
Sinotrans, Cl A	583,322	288,032
Spring Airlines, Cl A	122,139	556,227
Sunwoda Electronic, Cl A	206,100	410,851
Suzhou Gold Mantis Construction Decoration, Cl A	356,441	412,852
TangShan Port Group, Cl A	789,240	251,641
TBEA, Cl A	494,699	509,481
Tian Di Science & Technology, Cl A	551,200	233,289
Tus Environmental Science And Technology Development, Cl A	190,552	217,215
Weichai Power, Cl A	797,869	1,346,253
XCMG Construction Machinery, Cl A	1,043,287	743,292
Xiamen C & D, Cl A	377,618	407,548
Xinjiang Goldwind Science & Technology, Cl A	459,700	616,116
Yunda Holding, Cl A	197,708	859,369
Zhejiang Chint Electrics, Cl A*	286,458	955,776
Zhejiang Dingli Machinery, Cl A	46,200	374,126
Zhejiang Sanhua Intelligent Controls, Cl A	368,285	834,957
Zhejiang Weixing New Building Materials, Cl A	209,515	326,915
Zhengzhou Yutong Bus, Cl A	294,836	569,440
Zoomlion Heavy Industry Science and Technology, Cl A*	863,041	692,800
		63,645,064
Information Technology — 12.6%
360 Security Technology, Cl A	180,199	481,246
Accelink Technologies, Cl A	90,200	399,704
Aisino, Cl A	248,088	668,153
AVIC Jonhon Optronic Technology, Cl A	139,600	673,559
Beijing Shiji Information Technology, Cl A	118,485	484,090
Beijing Sinnet Technology, Cl A	205,400	693,437
BOE Technology Group, Cl A	4,509,780	2,360,442

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Information Technology (continued)
Chaozhou Three-Circle Group, Cl A	232,103	$597,268
China Greatwall Technology Group, Cl A	390,000	656,951
China National Software & Service, Cl A	65,842	670,291
China TransInfo Technology, Cl A	198,000	569,849
Dawning Information Industry, Cl A	119,937	738,925
DHC Software, Cl A	414,930	756,313
Fiberhome Telecommunication Technologies, Cl A	155,979	727,060
Foxconn Industrial Internet, Cl A	528,812	985,526
GCL System Integration Technology, Cl A*	685,100	292,860
Gigadevice Semiconductor Beijing, Cl A	42,767	1,460,179
Glodon, Cl A	150,189	904,117
GoerTek, Cl A	432,214	1,000,625
GRG Banking Equipment, Cl A	320,854	390,645
Guangzhou Haige Communications Group, Cl A	307,065	488,656
Hangzhou Hikvision Digital Technology, Cl A	1,244,557	4,898,725
Hangzhou Silan Microelectronics, Cl A	174,700	356,143
Hengtong Optic-electric, Cl A	253,515	578,690
Holitech Technology, Cl A	415,010	325,535
Hubei Kaile Science & Technology, Cl A	133,260	249,667
Hundsun Technologies, Cl A	106,984	1,326,697
Hytera Communications, Cl A	244,989	201,502
Iflytek, Cl A	292,770	1,423,331
Inspur Electronic Information Industry, Cl A	199,136	1,089,486
Lens Technology, Cl A	368,918	757,801
Leyard Optoelectronic, Cl A	338,664	300,527
Lingyi iTech Guangdong, Cl A*	759,900	881,236
LONGi Green Energy Technology, Cl A	502,357	1,760,468
Luxshare Precision Industry, Cl A	712,385	3,835,192
NAURA Technology Group, Cl A	65,317	1,071,692
Newland Digital Technology, Cl A	139,047	310,140
Ninestar, Cl A	141,600	535,979
OFILM Group, Cl A*	361,305	695,268
Sanan Optoelectronics, Cl A	543,131	1,467,363
Sangfor Technologies, Cl A	45,410	1,012,599
Shanghai 2345 Network Holding Group, Cl A	768,484	301,400
Shanghai Baosight Software, Cl A	112,318	629,869
Shengyi Technology, Cl A	303,116	1,131,949
Shennan Circuits, Cl A	45,145	1,257,375
Shenzhen Goodix Technology, Cl A	50,600	1,861,611
Shenzhen Kingdom Sci-Tech, Cl A*	114,600	271,456
Shenzhen Sunway Communication, Cl A*	129,045	624,817
Suzhou Dongshan Precision Manufacturing, Cl A	213,992	622,214
Tianjin Zhonghuan Semiconductor, Cl A	370,900	747,744
Tianma Microelectronics, Cl A	272,778	512,984
Tunghsu Optoelectronic Technology, Cl A	729,845	308,899
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Information Technology (continued)
Unigroup Guoxin Microelectronics, Cl A	80,859	$569,237
Unisplendour, Cl A	226,722	1,129,740
Universal Scientific Industrial Shanghai, Cl A	193,200	432,834
Venustech Group, Cl A	119,408	623,303
Visionox Technology, Cl A*	182,160	289,885
Wangsu Science & Technology, Cl A	323,999	356,535
Westone Information Industry, Cl A	111,600	353,936
Will Semiconductor, Cl A	76,716	1,687,315
Wingtech Technology, Cl A*	129,200	1,850,089
Wuhan Guide Infrared, Cl A	124,663	593,575
WUS Printed Circuit Kunshan, Cl A	229,650	767,206
Wuxi Lead Intelligent Equipment, Cl A	117,405	620,467
Yealink Network Technology, Cl A	66,500	765,273
Yonyou Network Technology, Cl A	333,461	1,903,422
Zhejiang Dahua Technology, Cl A	399,163	910,593
Zhongji Innolight, Cl A	79,200	600,576
ZTE, Cl A*	513,195	3,098,776
		63,901,017
Materials — 7.5%
Aluminum Corp of China, Cl A*	1,741,800	707,709
Angang Steel, Cl A	709,711	269,338
Anhui Conch Cement, Cl A	532,673	4,140,724
Baoshan Iron & Steel, Cl A	2,472,080	1,698,461
BBMG, Cl A	1,110,612	513,926
Beijing Oriental Yuhong Waterproof Technology, Cl A	197,591	948,622
Beijing Sanju Environmental Protection and New Material, Cl A	312,890	199,965
China Jushi, Cl A	466,396	519,812
China Molybdenum, Cl A	2,352,691	1,151,750
China Northern Rare Earth Group High-Tech, Cl A	483,821	613,633
Ganfeng Lithium, Cl A	145,465	826,016
GEM, Cl A	552,600	362,517
Guangdong HEC Technology Holding, Cl A	401,400	395,839
Hengli Petrochemical, Cl A	781,202	1,375,441
Hengyi Petrochemical, Cl A	378,431	667,361
Hesteel, Cl A	1,414,159	424,954
Huaxin Cement, Cl A	181,360	595,390
Hunan Valin Steel, Cl A	562,282	311,753
Inner Mongolia BaoTou Steel Union, Cl A	6,071,000	984,968
Inner Mongolia Junzheng Energy & Chemical Industry Group, Cl A*	1,123,745	390,002
Jiangsu Yangnong Chemical, Cl A	41,300	392,770
Jiangxi Copper, Cl A	276,371	492,447
Jinduicheng Molybdenum, Cl A	358,079	305,632
Lomon Billions Group, Cl A*	270,582	569,932
Luxi Chemical Group, Cl A	195,109	224,611
Maanshan Iron & Steel, Cl A*	794,800	282,568

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Materials (continued)
Nanjing Iron & Steel, Cl A	589,800	$261,275
Pangang Group Vanadium Titanium & Resources, Cl A*	1,143,931	358,275
Rongsheng Petro Chemical, Cl A	698,177	1,078,558
Sansteel Minguang Fujian, Cl A	326,495	367,112
Shandong Gold Mining, Cl A*	346,231	1,677,375
Shandong Hualu Hengsheng Chemical, Cl A	216,657	479,884
Shandong Nanshan Aluminum, Cl A	1,591,500	462,528
Shandong Sinocera Functional Material, Cl A	128,300	378,663
Shandong Sun Paper Industry JSC, Cl A	345,138	427,515
Shanxi Taigang Stainless Steel, Cl A	758,600	346,754
Shanying International Holding, Cl A*	610,600	263,598
Shenghe Resources Holding, Cl A	233,795	227,917
Shenzhen Zhongjin Lingnan Nonfemet, Cl A	475,393	238,763
Sichuan Hebang Biotechnology*	1,176,100	240,589
Sinopec Shanghai Petrochemical, Cl A	813,340	446,361
Tangshan Jidong Cement, Cl A	179,419	496,375
Tianqi Lithium, Cl A	197,709	514,620
Tongkun Group, Cl A	246,119	407,293
Tongling Nonferrous Metals Group, Cl A	1,401,900	393,581
Transfar Zhilian, Cl A	433,879	377,063
Wanhua Chemical Group, Cl A	418,108	2,433,193
Weihai Guangwei Composites, Cl A	69,020	482,678
Xiamen Tungsten, Cl A	187,280	299,354
Xinjiang Zhongtai Chemical, Cl A	285,900	197,640
Xinxing Ductile Iron Pipes, Cl A	531,500	257,944
Xinyu Iron & Steel, Cl A	424,700	243,860
Yintai Gold, Cl A	264,147	537,745
Yunnan Energy New Material	89,337	535,654
Yunnan Tin, Cl A*	222,270	259,015
Zhejiang Huayou Cobalt, Cl A	143,659	596,063
Zhejiang Jiahua Energy Chemical Industry, Cl A	190,773	237,383
Zhejiang Juhua, Cl A	365,600	349,703
Zhejiang Longsheng Group, Cl A	433,271	728,007
Zhongjin Gold, Cl A	459,640	523,306
Zijin Mining Group, Cl A	2,615,642	1,361,660
		37,853,445
Real Estate — 4.0%
Beijing Capital Development, Cl A	343,526	320,350
China Enterprise	541,278	325,308
China Fortune Land Development, Cl A	401,368	1,182,892
China Merchants Shekou Industrial Zone Holdings, Cl A	1,053,998	2,450,536
China Vanke, Cl A	1,295,072	4,686,464
Financial Street Holdings, Cl A	398,081	367,294
Gemdale, Cl A	601,207	1,195,086
Grandjoy Holdings Group, Cl A	380,583	288,866

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Real Estate (continued)
Greenland Holdings, Cl A	1,080,408	$824,611
Jiangsu Zhongnan Construction Group, Cl A	494,050	540,178
Jinke Properties Group, Cl A	711,120	798,583
Oceanwide Holdings, Cl A	461,363	257,101
Poly Developments and Holdings Group, Cl A	1,589,014	3,333,517
RiseSun Real Estate Development, Cl A	579,078	633,144
Seazen Holdings, Cl A	300,560	1,325,938
Shanghai Zhangjiang High-Tech Park Development, Cl A	206,216	352,896
Sichuan Languang Development, Cl A	400,888	341,039
Tahoe Group, Cl A	331,480	241,775
Xinhu Zhongbao, Cl A	1,145,268	487,953
Yango Group, Cl A	539,354	531,882
		20,485,413
Utilities — 2.7%
Chengdu Xingrong Environment, Cl A	397,733	256,432
China National Nuclear Power, Cl A	1,727,466	1,072,325
China Yangtze Power, Cl A	2,929,967	7,146,967
GD Power Development, Cl A	2,617,000	749,486
Huadian Power International, Cl A	903,985	439,992
Huaneng Power International, Cl A	976,410	646,054
Hubei Energy Group, Cl A	577,728	288,530
Inner Mongolia MengDian HuaNeng Thermal Power, Cl A	773,600	281,579
SDIC Power Holdings, Cl A	903,769	1,012,376
Shanghai Electric Power, Cl A	348,592	345,238
Shenergy, Cl A	654,132	487,263
Shenzhen Energy Group, Cl A	439,947	333,923
Sichuan Chuantou Energy, Cl A	586,236	760,894
		13,821,059
TOTAL COMMON STOCK (Cost $532,082,278)		507,342,065
TOTAL INVESTMENTS — 100.0% (Cost $532,082,278)		507,342,065
OTHER ASSETS LESS LIABILITIES — 0.0%		165,558
NET ASSETS — 100%		$507,507,623

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2020 was $260,655 and represents 0.1% of Net Assets.

(B)   Level 3 security in accordance with fair value hierarchy.

(C)   Security considered illiquid.  The total value of such securities as of March 31, 2020 was $260,655 and represents 0.1% of Net Assets.

Cl — Class

JSC — Joint-Stock Company

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Bosera MSCI China A Share ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2020, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock
China
Communication Services	$12,908,352	$—	$—	$12,908,352
Consumer Discretionary	28,154,133	—	—	28,154,133
Consumer Staples	78,387,400	—	—	78,387,400
Energy	10,114,845	—	—	10,114,845
Financials	123,616,397	—	260,655	123,877,052
Health Care	54,194,285	—	—	54,194,285
Industrials	63,645,064	—	—	63,645,064
Information Technology	63,901,017	—	—	63,901,017
Materials	37,853,445	—	—	37,853,445
Real Estate	20,485,413	—	—	20,485,413
Utilities	13,821,059	—	—	13,821,059
Total Common Stock	507,081,410	—	260,655	507,342,065
Total Investments in Securities	$507,081,410	$—	$260,655	$507,342,065

^      A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended March 31, 2020, the transfers in and out of Level 3 occurred due to a halt in trading of these securities. Transfers between levels are recognized at period end.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares E Fund China Commercial Paper ETF

	Face Amount(A)	Value
COMMERCIAL PAPER — 83.1%‡
CHINA — 83.1%
Consumer Discretionary — 5.5%
BYD Co. Ltd. 3.600%, 05/08/2020	5,000,000	$706,112
Energy — 3.3%
GD Power Development 3.280%, 05/22/2020	3,000,000	424,062
Financials — 10.9%
SD Luxin Investment 3.110%, 05/19/2020	10,000,000	1,412,608
Industrials — 14.2%
Cahngchun Urban Development 3.400%, 07/21/2020	5,000,000	707,328
Jiangxi Expressway Investment 2.090%, 09/08/2020	5,000,000	705,278
Wuxi Industry Development 3.230%, 10/28/2020	3,000,000	425,263
		1,837,869
Materials — 31.7%
Aluminum Corporation of China 2.650%, 04/30/2020	4,000,000	564,566
2.200%, 04/15/2020	5,000,000	705,396
Shanghair Electric Power 2.330%, 04/17/2020	6,000,000	846,565
Shougang Group 3.210%, 05/19/2020	6,000,000	847,755
Sinochem Fertilizer 2.950%, 04/13/2020	6,000,000	846,627
Wuchan Zhongda 2.450%, 06/19/2020	2,000,000	282,881
		4,093,790

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares E Fund China Commercial Paper ETF (continued)

	Face Amount(A)/Shares	Value
COMMERCIAL PAPER (continued)
Transportation — 12.0%
Xiamen Iport Group 2.500%, 05/15/2020	6,000,000	$847,892
Zhejiang Airport Group 3.190%, 04/22/2020	5,000,000	705,813
		1,553,705
Utilities — 5.5%
China Yangtze Power 2.450%, 09/10/2020	5,000,000	706,509
TOTAL COMMERCIAL PAPER (Cost $10,850,678)		10,734,655

CORPORATE OBLIGATIONS — 10.9%
CHINA — 10.9%
Industrials — 10.9%
China Eastern Airlines 2.000%, 08/14/2020	4,000,000	564,194
Qingdao City Construction Investment Group 3.000%, 04/07/2020	6,000,000	846,576
TOTAL CORPORATE OBLIGATIONS (Cost $1,424,684)		1,410,770

SHORT-TERM INVESTMENTS(B) — 0.3%
China Universal Express Income Money Market Fund, 1.657%	393	55
E Fund Money Market Fund, 1.888%**	125,011	17,639
Fortune SGAM Xianjin Tianyi Money Market Fund, 1.722%	165,335	23,327
Xianjinbao Real-Time Redemption Money Market Fund, 1.458%	3,571	504
TOTAL SHORT-TERM INVESTMENTS (Cost $27,282)		41,525

TOTAL INVESTMENTS — 94.3% (Cost $12,302,644)		12,186,950
OTHER ASSETS LESS LIABILITIES — 5.7%		736,881
NET ASSETS — 100%		$12,923,831

**     Affiliated investment is a Chinese investment company which is managed by E Fund Management (Hong Kong) Co., Limited (the “Sub-Adviser”) or an affiliate of the Sub- Adviser or which is distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended March 31, 2020 are as follows:

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares E Fund China Commercial Paper ETF (concluded)

Value of Shares Held as of 3/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value of Shares Held as of 3/31/20	Number of Shares Held as of 3/31/20	Dividend Income	Capital Gains Distributions
E Fund Money Market Fund
$384,215	$1,142,698	$(1,500,186)	$6,916	$(16,004)	$17,639	125,011	$6,239	$—

‡       Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

(A)   In CNY unless otherwise indicated.

(B)   The rate shown is the 7-day effective yield as of March 31, 2020.

CNY — Chinese Yuan

Ltd. — Limited

The following summarizes the market value of the Fund’s investments used as of March 31, 2020, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$10,734,655	$—	$10,734,655
Corporate Obligations	—	1,410,770	—	1,410,770
Short-Term Investments	41,525	—	—	41,525
Total Investments in Securities	$41,525	$12,145,425	$—	$12,186,950

For the year ended March 31, 2020, there have been no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI All China Index ETF

	Shares	Value
COMMON STOCK — 99.9%‡
CHINA — 89.9%
Communication Services — 15.9%
58.com ADR*	296	$14,421
Autohome ADR*	178	12,641
Baidu*	720	72,569
China Mobile	15,972	118,797
China Telecom, Cl H	36,000	10,915
China Unicom Hong Kong	14,000	8,074
Focus Media Information Technology, Cl A	11,500	7,171
iQIYI ADR*	1,000	17,800
JOYY ADR*	171	9,108
Momo ADR*	380	8,242
NetEase ADR	259	83,129
Oriental Pearl Group, Cl A	6,740	8,320
SINA*	240	7,642
Tencent Holdings	14,858	728,820
Tencent Music Entertainment Group ADR*	1,000	10,060
Weibo ADR*	176	5,827
		1,123,536
Consumer Discretionary — 20.8%
Alibaba Group Holding ADR*	3,858	750,304
ANTA Sports Products	3,000	22,043
BAIC Motor, Cl H	9,500	3,775
BYD, Cl A	1,900	16,075
BYD, Cl H	3,000	15,676

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
China Grand Automotive Services Group, Cl A	10,200	$5,857
China International Travel Service, Cl A	1,800	17,065
Chongqing Changan Automobile, Cl A	12,700	18,956
Dongfeng Motor Group, Cl H	12,000	7,911
Fuyao Glass Industry Group, Cl A	6,600	17,859
Geely Automobile Holdings	13,000	19,187
Great Wall Motor, Cl H	18,500	11,862
Gree Electric Appliances of Zhuhai, Cl A*	3,000	22,093
Guangzhou Automobile Group, Cl H	14,000	14,071
Haier Smart Home, Cl A	6,700	13,611
Huayu Automotive Systems, Cl A	3,700	11,244
Huazhu Group ADR	411	11,808
JD.com ADR*	3,517	142,439
NavInfo, Cl A	5,400	10,719
New Oriental Education & Technology Group ADR*	539	58,341
NIO ADR*	8,200	22,796
Pinduoduo ADR*	500	18,015
SAIC Motor, Cl A	5,557	16,072
Shenzhen Overseas Chinese Town, Cl A	14,400	12,982
Shenzhou International Group Holdings	3,000	31,893
Suning.com, Cl A	10,300	13,121
Suofeiya Home Collection, Cl A	2,500	6,342
TAL Education Group ADR*	1,052	56,030
Trip.com Group ADR*	1,565	36,699
Vipshop Holdings ADR*	1,543	24,040
Yum China Holdings	889	37,898
		1,466,784
Consumer Staples — 7.3%
Anhui Gujing Distillery, Cl A	700	11,281
China Mengniu Dairy	7,000	24,339
China Resources Beer Holdings	8,000	36,537
Foshan Haitian Flavouring & Food, Cl A	1,900	33,552
Guangdong Haid Group, Cl A	3,700	20,984
Henan Shuanghui Investment & Development, Cl A	3,700	20,514
Inner Mongolia Yili Industrial Group, Cl A	6,000	25,276
Jiangsu Yanghe Brewery Joint-Stock, Cl A	1,200	14,199
Kweichow Moutai, Cl A	1,000	156,739
Luzhou Laojiao, Cl A	1,800	18,703
Muyuan Foodstuff, Cl A	2,900	50,000
New Hope Liuhe, Cl A	10,800	47,889

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Staples (continued)
Shanxi Xinghuacun Fen Wine Factory, Cl A	700	$8,906
Tingyi Cayman Islands Holding	10,000	16,360
Want Want China Holdings	18,000	13,051
Yonghui Superstores, Cl A	12,600	18,203
		516,533
Energy — 2.4%
China Oilfield Services, Cl H	12,000	9,274
China Petroleum & Chemical, Cl A	22,200	13,875
China Petroleum & Chemical, Cl H	74,500	36,717
China Shenhua Energy, Cl H	9,000	17,139
CNOOC	37,826	39,676
Offshore Oil Engineering, Cl A	15,100	10,417
PetroChina, Cl A	11,500	7,495
PetroChina, Cl H	51,984	19,047
Shaanxi Coal Industry, Cl A	9,600	10,131
Shanxi Lu’an Environmental Energy Development, Cl A	6,000	4,935
		168,706
Financials — 18.0%
Agricultural Bank of China, Cl A	21,000	9,984
Agricultural Bank of China, Cl H	84,397	33,864
Anxin Trust, Cl A*(A)(B)(C)	9,567	3,374
Avic Capital, Cl A	18,100	10,035
Bank of Beijing, Cl A	23,400	15,945
Bank of China, Cl A	24,700	12,127
Bank of China, Cl H	175,396	67,208
Bank of Communications, Cl A	36,000	26,207
Bank of Communications, Cl H	5,000	3,064
Bank of Hangzhou, Cl A	11,500	12,493
Bank of Jiangsu, Cl A	18,700	15,856
Bank of Nanjing, Cl A	12,100	12,376
Bank of Ningbo, Cl A	5,500	17,893
Bank of Shanghai, Cl A	15,704	18,256
Changjiang Securities, Cl A	17,500	15,776
China CITIC Bank, Cl H	25,000	12,353
China Construction Bank, Cl A	10,300	9,213
China Construction Bank, Cl H	257,000	210,218
China Everbright Bank, Cl A	45,000	22,918
China Life Insurance, Cl H	18,483	36,199
China Merchants Bank, Cl A	12,000	54,649
China Merchants Securities, Cl A*	7,800	18,839
China Minsheng Banking, Cl A	22,800	18,367

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
China Pacific Insurance Group, Cl A	4,300	$17,119
CITIC Securities, Cl A	9,000	28,137
Everbright Securities, Cl A	8,400	13,048
Founder Securities, Cl A	14,400	14,586
GF Securities, Cl A	4,300	8,299
Guosen Securities, Cl A	9,600	15,033
Guotai Junan Securities, Cl A	6,600	15,159
Haitong Securities, Cl A*	10,200	18,477
Huatai Securities, Cl A	4,900	11,911
Huaxia Bank, Cl A	15,700	14,331
Hubei Biocause Pharmaceutical, Cl A	10,300	8,603
Industrial & Commercial Bank of China, Cl A	42,000	30,515
Industrial Bank, Cl A	16,300	36,587
Industrial Securities, Cl A	22,169	19,547
New China Life Insurance, Cl A	1,800	10,107
New China Life Insurance, Cl H	3,700	11,528
Noah Holdings ADR*	371	9,594
Orient Securities, Cl A	11,400	14,668
PICC Property & Casualty, Cl H	15,510	15,008
Ping An Bank, Cl A	16,891	30,502
Ping An Insurance Group of China, Cl A	7,200	70,261
Ping An Insurance Group of China, Cl H	15,000	147,370
Shanghai Pudong Development Bank, Cl A	24,000	34,367
Shenwan Hongyuan Group, Cl A	27,100	16,861
		1,268,832
Health Care — 6.0%
3SBio*	6,000	6,247
Alibaba Health Information Technology*	14,000	23,409
Beijing Tongrentang, Cl A	3,044	10,887
Changchun High & New Technology Industry Group, Cl A	500	38,656
China Medical System Holdings	7,000	7,577
China Traditional Chinese Medicine Holdings	14,000	6,376
CSPC Pharmaceutical Group	12,000	24,028
Dong-E-E-Jiao, Cl E	2,400	8,715
Genscript Biotech*	10,000	16,204
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	1,900	8,438
Huadong Medicine, Cl A	2,280	5,613
Hualan Biological Engineering, Cl A	3,600	24,338
Hutchison China MediTech ADR*	821	14,655
Jiangsu Hengrui Medicine, Cl A*	3,600	46,741

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Meinian Onehealth Healthcare Holdings, Cl A	5,760	$9,597
Shanghai Fosun Pharmaceutical Group, Cl A	3,100	14,371
Shanghai Fosun Pharmaceutical Group, Cl H	2,500	8,225
Shanghai Pharmaceuticals Holding, Cl A	6,000	16,515
Sichuan Kelun Pharmaceutical, Cl A	1,900	5,546
Sino Biopharmaceutical	18,000	23,734
Sinopharm Group, Cl H	4,800	10,800
Tasly Pharmaceutical Group, Cl A	3,000	5,849
Tonghua Dongbao Pharmaceutical, Cl A	4,200	6,287
Wuxi Biologics Cayman*	2,500	32,416
Yunnan Baiyao Group, Cl A	1,200	14,483
Zai Lab ADR*	135	6,950
Zhangzhou Pientzehuang Pharmaceutical, Cl A	600	10,522
Zhejiang NHU, Cl A	3,600	13,865
		421,044
Industrials — 7.0%
51job ADR*	113	6,937
AECC Aviation Power, Cl A	3,100	9,272
AVIC Aircraft, Cl A	4,300	9,621
AVIC Electromechanical Systems, Cl A	6,000	6,103
AVIC Shenyang Aircraft, Cl A*	1,900	7,674
Beijing Capital International Airport, Cl H	10,000	6,374
China Communications Construction, Cl H	24,000	16,721
China Conch Venture Holdings	6,000	26,784
China Eastern Airlines, Cl A*	20,500	11,944
China Gezhouba Group, Cl A	8,500	8,370
China Merchants Port Holdings	10,741	12,278
China Railway Construction, Cl A	8,500	11,788
China Railway Construction, Cl H	9,500	10,639
China Railway Group, Cl H	18,000	9,591
China Southern Airlines, Cl A*	7,900	5,740
China State Construction Engineering, Cl A	33,000	24,535
China State Construction International Holdings	12,000	8,887
CITIC	12,780	13,372
COSCO SHIPPING Development, Cl A	49,200	14,091
COSCO SHIPPING Holdings, Cl A*	22,800	13,220
CRRC, Cl A	16,800	15,548
CRRC, Cl H	13,000	6,608
Daqin Railway, Cl A	13,900	13,335
Fosun International	9,000	10,404

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Guangzhou Baiyun International Airport, Cl A	6,000	$10,623
Jiangsu Expressway, Cl H	12,000	13,392
Metallurgical Corp of China, Cl A	34,200	12,641
Ningbo Zhoushan Port, Cl A	6,500	3,255
Power Construction Corp of China, Cl A	15,700	8,727
Sany Heavy Industry, Cl A	10,800	26,359
Shanghai Electric Group, Cl H	38,000	10,050
Shanghai International Airport, Cl A	1,200	10,295
Shanghai International Port Group, Cl A	10,800	6,826
Suzhou Gold Mantis Construction Decoration, Cl A	6,700	7,760
Weichai Power, Cl A	13,488	22,759
Xinjiang Goldwind Science & Technology, Cl A	8,449	11,324
Zhejiang Chint Electrics, Cl A*	3,000	10,010
Zhejiang Sanhua Intelligent Controls, Cl A	6,240	14,147
Zhengzhou Yutong Bus, Cl A	5,444	10,514
Zhuzhou CRRC Times Electric, Cl H	2,400	7,106
Zoomlion Heavy Industry Science and Technology, Cl A*	13,700	10,998
ZTO Express Cayman ADR*	780	20,654
		497,276
Information Technology — 5.0%
AAC Technologies Holdings	3,000	15,559
Aisino, Cl A	3,100	8,349
BOE Technology Group, Cl A	39,100	20,465
DHC Software, Cl A	7,900	14,400
GDS Holdings ADR*	233	13,507
Hanergy Thin Film Power Group*(A)(B)(C)	4,364	—
Hangzhou Hikvision Digital Technology, Cl A	8,309	32,705
Hengtong Optic-electric, Cl A	3,100	7,076
Iflytek, Cl A	2,500	12,154
Kingdee International Software Group	12,000	16,008
Kingsoft	6,000	19,585
Lenovo Group	14,000	7,514
LONGi Green Energy Technology, Cl A	4,680	16,401
Luxshare Precision Industry, Cl A	7,150	38,493
OFILM Group, Cl A*	5,382	10,357
Sanan Optoelectronics, Cl A	6,600	17,831
Sunny Optical Technology Group	1,900	25,592
Tianma Microelectronics, Cl A	6,000	11,284
TravelSky Technology, Cl H	5,000	8,825
Unigroup Guoxin Microelectronics, Cl A	1,300	9,152
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Information Technology (continued)
Yonyou Network Technology, Cl A	3,250	$18,551
Zhejiang Dahua Technology, Cl A	4,200	9,581
ZTE, Cl H	6,000	18,617
		352,006
Materials — 2.8%
Angang Steel, Cl A	19,470	7,389
Anhui Conch Cement, Cl A	3,000	23,320
Anhui Conch Cement, Cl H	3,000	20,843
Baoshan Iron & Steel, Cl A	15,100	10,374
BBMG, Cl A	23,400	10,828
China Molybdenum, Cl H	39,000	10,919
China National Building Material, Cl H	14,000	15,299
China Northern Rare Earth Group High-Tech, Cl A	8,500	10,781
Ganfeng Lithium, Cl A	1,800	10,221
Hesteel, Cl A	26,400	7,933
Inner Mongolia BaoTou Steel Union, Cl A	52,900	8,583
Rongsheng Petro Chemical, Cl A	6,100	9,423
Shandong Hualu Hengsheng Chemical, Cl A	3,600	7,974
Sinopec Shanghai Petrochemical, Cl A	27,100	14,873
Tianqi Lithium, Cl A	2,340	6,091
Zhejiang Huayou Cobalt, Cl A	780	3,236
Zhejiang Longsheng Group, Cl A	9,000	15,122
Zijin Mining Group, Cl A	15,100	7,861
		201,070
Real Estate — 3.1%
China Fortune Land Development, Cl A	3,600	10,610
China Merchants Shekou Industrial Zone Holdings, Cl A	7,200	16,740
China Overseas Land & Investment	12,839	39,838
China Resources Land	10,214	42,169
China Vanke, Cl A	7,143	25,848
China Vanke, Cl H	3,700	12,197
Gemdale, Cl A	8,400	16,697
Greenland Holdings, Cl A	14,400	10,991
Poly Developments and Holdings Group, Cl A	10,300	21,608
Seazen Holdings, Cl A	2,400	10,588
Xinhu Zhongbao, Cl A	25,300	10,779
		218,065
Utilities — 1.6%
China National Nuclear Power, Cl A	19,300	11,980
China Yangtze Power, Cl A	9,600	23,417
ENN Energy Holdings	482	4,667

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Utilities (continued)
Guangdong Investment	12,000	$23,130
Huadian Power International, Cl A	20,400	9,929
Huaneng Power International, Cl H	13,077	4,910
Hubei Energy Group, Cl A	21,100	10,538
SDIC Power Holdings, Cl A	10,800	12,098
Sichuan Chuantou Energy, Cl A	10,900	14,147
		114,816
TOTAL CHINA		6,348,668
HONG KONG — 10.0%
Communication Services — 0.2%
Alibaba Pictures Group*	120,000	15,482
Consumer Discretionary — 0.8%
Brilliance China Automotive Holdings	14,000	11,524
Haier Electronics Group	6,000	15,985
Meituan Dianping, Cl B*	2,500	30,206
		57,715
Consumer Staples — 0.2%
Sun Art Retail Group	9,000	13,353
Energy — 0.1%
Yanzhou Coal Mining, Cl H	12,000	9,413

Financials — 4.1%
China Cinda Asset Management, Cl H	4,504	854
China Galaxy Securities, Cl H	30,500	14,796
China Huarong Asset Management, Cl H	49,000	6,195
China International Capital, Cl H*	5,200	8,413
China Merchants Bank, Cl H	9,500	42,898
China Minsheng Banking, Cl H	27,500	20,437
China Pacific Insurance Group, Cl H	8,600	26,019
China Taiping Insurance Holdings	5,000	8,192
CITIC Securities, Cl H	6,000	10,992
Far East Horizon	7,000	5,645
GF Securities, Cl H	12,000	12,866
Huatai Securities, Cl H	7,400	10,999
Industrial & Commercial Bank of China, Cl H	171,441	117,451
People’s Insurance Group of China, Cl H	19,452	6,425
		292,182
Industrials — 0.3%
China Everbright International	12,323	7,075
Shenzhen International Holdings	7,016	12,854
		19,929

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Information Technology — 0.8%
Kingboard Holdings	3,500	$8,200
Semiconductor Manufacturing International*	15,000	23,610
Xiaomi, Cl B*	18,000	24,245
		56,055
Materials — 0.4%
China Resources Cement Holdings	12,000	14,321
Nine Dragons Paper Holdings	12,000	10,946
		25,267
Real Estate — 2.3%
China Evergrande Group	6,000	9,955
China Jinmao Holdings Group	24,000	15,544
CIFI Holdings Group	25,195	18,203
Country Garden Holdings	25,612	30,995
Guangzhou R&F Properties	5,200	6,790
KWG Group Holdings	6,773	9,630
Longfor Group Holdings	6,000	29,222
Shimao Property Holdings	3,500	12,328
Sunac China Holdings	6,000	27,790
		160,457
Utilities — 0.8%
Beijing Enterprises Water Group	24,000	9,382
China Gas Holdings	5,000	17,417
China Longyuan Power Group, Cl H	12,000	6,595
China Resources Gas Group	2,000	10,064
China Resources Power Holdings	10,000	11,018
		54,476
TOTAL HONG KONG		704,329
TOTAL COMMON STOCK (Cost $6,981,383)		7,052,997
TOTAL INVESTMENTS — 99.9% (Cost $6,981,383)		7,052,997
OTHER ASSETS LESS LIABILITIES — 0.1%		6,126
NET ASSETS — 100%		$7,059,123

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2020 was $3,374 and represents 0.0% of Net Assets.

(B)   Level 3 security in accordance with fair value hierarchy.

(C)   Security considered illiquid. The total value of such securities as of March 31, 2020 was $3,374 and represents 0.0% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI All China Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2020, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock
China
Communication Services	$1,123,536	$—	$—	$1,123,536
Consumer Discretionary	1,466,784	—	—	1,466,784
Consumer Staples	516,533	—	—	516,533
Energy	168,706	—	—	168,706
Financials	1,265,458	—	3,374	1,268,832
Health Care	421,044	—	—	421,044
Industrials	497,276	—	—	497,276
Information Technology	352,006	—	—	352,006
Materials	201,070	—	—	201,070
Real Estate	218,065	—	—	218,065
Utilities	114,816	—	—	114,816
Hong Kong	704,329	—	—	704,329
Total Common Stock	7,049,623	—	3,374	7,052,997
Total Investments in Securities	$7,049,623	$—	$3,374	$7,052,997

^      A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended March 31, 2020, the transfers in and out of Level 3 occurred due to a halt in trading of these securities. Transfers between levels are recognized at period end.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI One Belt One Road Index ETF

	Shares	Value
COMMON STOCK — 97.6%‡
CHINA — 45.4%
Energy — 0.2%
Guanghui Energy, Cl A	42,300	$15,397
Financials — 4.8%
Bank of Chengdu, Cl A	22,500	23,902
Bank of Guiyang, Cl A	20,027	21,642
Bank of Hangzhou, Cl A	31,800	34,545
Bank of Jiangsu, Cl A	71,455	60,586
Bank of Nanjing, Cl A	52,291	53,484
Bank of Ningbo, Cl A	34,646	112,714
Chongqing Rural Commercial Bank, Cl H	49,425	20,278
Jiangsu Changshu Rural Commercial Bank, Cl A	17,000	16,405
		343,556
Industrials — 22.6%
Beijing New Building Materials, Cl A	10,208	33,988
China Communications Construction, Cl H	88,000	61,309
China Conch Venture Holdings	33,000	147,312
China Gezhouba Group, Cl A	28,350	27,917
China Lesso Group Holdings	22,000	29,008
China Railway Construction, Cl H	39,000	43,675
China Railway Group, Cl H	77,500	41,295
China Railway Hi-tech Industry, Cl A	13,876	18,637
China State Construction Engineering, Cl A	263,479	195,894
Contemporary Amperex Technology, Cl A	13,900	236,086
CRRC, Cl H	88,850	45,165
Daqin Railway, Cl A	92,932	89,153
Dongfang Electric, Cl A	17,300	20,599
Eve Energy, Cl A*	6,100	50,009
Hefei Meiya Optoelectronic Technology, Cl A	4,200	22,350
Jiangsu Expressway, Cl H	24,000	26,784
Metallurgical Corp of China, Cl A	110,500	40,844

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
NARI Technology, Cl A	26,900	$74,952
Ningbo Zhoushan Port, Cl A	53,901	26,995
Shanghai Construction Group, Cl A	55,300	25,043
Shanghai Electric Group, Cl H	58,000	15,340
Shanghai International Port Group, Cl A	52,810	33,378
Shenzhen Inovance Technology, Cl A	10,600	38,657
Siasun Robot & Automation, Cl A*	9,600	18,501
Suzhou Gold Mantis Construction Decoration, Cl A	16,100	18,648
TBEA, Cl A	22,375	23,043
XCMG Construction Machinery, Cl A	47,148	33,591
Xinjiang Goldwind Science & Technology, Cl A	21,344	28,606
Yangzijiang Shipbuilding Holdings	46,300	26,990
Zhejiang Expressway, Cl H	30,000	20,901
Zhejiang Weixing New Building Materials, Cl A	9,200	14,355
Zhengzhou Yutong Bus, Cl A	13,597	26,261
Zhuzhou CRRC Times Electric, Cl H	11,300	33,459
Zoomlion Heavy Industry Science and Technology*	27,200	19,792
		1,608,537
Materials — 5.7%
Anhui Conch Cement, Cl H	24,500	170,216
BBMG, Cl A	52,500	24,294
Beijing Oriental Yuhong Waterproof Technology, Cl A	8,824	42,363
China National Building Material, Cl H	77,000	84,144
China Northern Rare Earth Group High-Tech, Cl A	22,624	28,694
Huaxin Cement, Cl A	8,200	26,920
Yintai Gold, Cl A	12,100	24,633
		401,264
Utilities — 12.1%
Beijing Enterprises Holdings	10,000	36,705
CGN Power, Cl H	216,875	49,805
China National Nuclear Power, Cl A	81,042	50,307
China Yangtze Power, Cl A	134,843	328,918
ENN Energy Holdings	16,300	157,829
GD Power Development, Cl A	121,900	34,911
Huadian Power International, Cl A	42,142	20,512
Huaneng Power International, Cl H	79,000	29,660
Kunlun Energy	74,000	43,249
SDIC Power Holdings, Cl A	42,306	47,390
Shenergy, Cl A	30,419	22,659
Sichuan Chuantou Energy, Cl A	26,884	34,893
		856,838
TOTAL CHINA		3,225,592

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
HONG KONG — 6.9%
Industrials — 1.4%
China Communications Services, Cl H	52,000	$37,838
Shenzhen International Holdings	19,810	36,293
Sinotruk Hong Kong	14,000	23,301
		97,432
Materials — 0.9%
China Resources Cement Holdings	50,000	59,670
Utilities — 4.6%
China Gas Holdings	37,800	131,675
China Longyuan Power Group, Cl H	68,000	37,374
China Power International Development	90,000	16,720
China Resources Gas Group	19,500	98,118
China Resources Power Holdings	40,635	44,772
		328,659
TOTAL HONG KONG		485,761
INDIA — 1.7%
Industrials — 0.5%
AIA Engineering	1,995	36,741
Materials — 1.2%
Hindalco Industries	65,592	82,975
TOTAL INDIA		119,716
INDONESIA — 2.9%
Energy — 1.1%
Adaro Energy	873,200	53,003
Bukit Asam	201,400	26,919
		79,922
Materials — 1.8%
Barito Pacific*	1,594,700	70,886
Indah Kiat Pulp & Paper	157,900	38,822
Pabrik Kertas Tjiwi Kimia	83,800	20,500
		130,208
TOTAL INDONESIA		210,130
ISRAEL — 1.8%
Materials — 1.8%
Israel Chemicals	40,104	127,881
TOTAL ISRAEL		127,881
JORDAN — 0.4%
Financials — 0.4%
Arab Bank(A)(B)(C)	4,626	30,731
TOTAL JORDAN		30,731

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
KUWAIT — 1.4%
Industrials — 1.4%
Agility Public Warehousing KSC	53,815	$97,830
TOTAL KUWAIT		97,830
MALAYSIA — 3.9%
Energy — 0.1%
Sapura Energy*	418,000	7,741
Industrials — 0.8%
Sime Darby	148,500	58,094
Materials — 3.0%
Petronas Chemicals Group	134,200	156,877
Press Metal Aluminium Holdings	77,500	59,022
		215,899
TOTAL MALAYSIA		281,734
PHILIPPINES — 3.4%
Industrials — 3.4%
International Container Terminal Services	53,380	78,401
JG Summit Holdings	156,820	161,260
TOTAL PHILIPPINES		239,661
POLAND — 1.7%
Materials — 1.7%
KGHM Polska Miedz*	8,268	119,078
TOTAL POLAND		119,078
RUSSIA — 10.5%
Energy — 4.9%
Rosneft	65,840	264,889
Surgutneftegas	193,700	84,041
		348,930
Materials — 5.6%
MMC Norilsk Nickel PJSC	1,591	397,436
TOTAL RUSSIA		746,366
SINGAPORE — 8.7%
Financials — 5.5%
Oversea-Chinese Banking	64,112	389,035
Industrials — 3.2%
Hutchison Port Holdings Trust, Cl U	101,800	10,486
Keppel	28,600	106,257
Singapore Airlines	10,700	43,135
Singapore Technologies Engineering	30,700	67,271
		227,149
TOTAL SINGAPORE		616,184

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
SOUTH AFRICA — 5.5%
Materials — 5.5%
Anglo American Platinum	3,200	$135,129
Impala Platinum Holdings	46,226	196,034
Kumba Iron Ore	3,913	61,359
TOTAL SOUTH AFRICA		392,522
THAILAND — 1.8%
Energy — 0.4%
IRPC	460,500	30,029
Materials — 1.4%
PTT Global Chemical	108,700	101,024
TOTAL THAILAND		131,053
TURKEY — 0.7%
Industrials — 0.7%
Turk Hava Yollari AO*	33,699	46,379
TOTAL TURKEY		46,379
UNITED ARAB EMIRATES — 0.5%
Industrials — 0.5%
Air Arabia PJSC	127,053	32,895
TOTAL UNITED ARAB EMIRATES		32,895
UNITED KINGDOM — 0.4%
Energy — 0.4%
NAC Kazatomprom JSC GDR	2,181	27,263
TOTAL UNITED KINGDOM		27,263
TOTAL COMMON STOCK (Cost $9,169,983)		6,930,776
PREFERRED STOCK — 1.8%
RUSSIA — 1.8%
Energy — 1.8%
Surgutneftegas PJSC(D)	174,300	83,877
Transneft(D)	24	45,384
TOTAL PREFERRED STOCK (Cost $167,894)		129,261
TOTAL INVESTMENTS — 99.4% (Cost $9,337,877)		7,060,037
OTHER ASSETS LESS LIABILITIES — 0.6%		45,114
NET ASSETS — 100%		$7,105,151

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2020 was $30,731 and represents 0.4% of Net Assets.

(B)   Level 3 security in accordance with fair value hierarchy.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI One Belt One Road Index ETF (continued)

(C)   Security considered illiquid. The total value of such securities as of March 31, 2020 was $30,731 and represents 0.4% of Net Assets.

(D)    Currently, no stated interest rate.

CL — Class

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

PJSC — Public Joint-Stock Company

The following summarizes the market value of the Fund’s investments used as of March 31, 2020, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
China	$3,225,592	$—	$—	$3,225,592
Hong Kong	485,761	—	—	485,761
India	119,716	—	—	119,716
Indonesia	210,130	—	—	210,130
Israel	127,881	—	—	127,881
Jordan
Financials	—	—	30,731	30,731
Kuwait	97,830	—	—	97,830
Malaysia	281,734	—	—	281,734
Philippines	239,661	—	—	239,661
Poland	119,078	—	—	119,078
Russia	746,366	—	—	746,366
Singapore	616,184	—	—	616,184
South Africa	392,522	—	—	392,522
Thailand	131,053	—	—	131,053
Turkey	46,379	—	—	46,379
United Arab Emirates	32,895	—	—	32,895
United Kingdom	27,263	—	—	27,263
Total Common Stock	6,900,045	—	30,731	6,930,776
Preferred Stock
Russia	129,261	—	—	129,261
Total Preferred Stock	129,261	—	—	129,261
Total Investments in Securities	$7,029,306	$—	$30,731	$7,060,037

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI One Belt One Road Index ETF (concluded)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stock
Beginning balance as of March 31, 2019	$293,832
Accrued discounts/premiums	—
Realized gain/(loss)(1)	(236,812)
Change in unrealized appreciation/(depreciation)(2)	36,175
Purchases	—
Sales	(93,195)
Transfer into Level 3	30,731
Transfer out of Level 3	—
Ending balance as of March 31, 2020	$30,731

(1)    Realized gain/(loss) from the sale of Level 3 securities is included on the Statement of Operations in Net Realized Gain (Loss) on Investments

(2)    Change in unrealized appreciation/(depreciation) is included on the Statement of Operations in Net Change in Unrealized Appreciation (Depreciation) on Investments

For the year ended March 31, 2020, the transfer in Level 3 occurred due to a halt in trading of these securities. Transfer between levels was recognized at period end.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Emerging Markets Consumer Technology Index ETF

	Shares	Value
COMMON STOCK — 98.7%‡
ARGENTINA — 3.2%
Consumer Discretionary — 3.2%
MercadoLibre*	1,473	$719,678
TOTAL ARGENTINA		719,678
BRAZIL — 6.6%
Communication Services — 0.3%
Smiles Fidelidade	29,300	69,993
Consumer Discretionary — 2.6%
B2W Cia Digital*	53,170	490,531
CVC Brasil Operadora e Agencia de Viagens	40,426	87,920
		578,451
Information Technology — 3.7%
Cielo	461,780	399,759
Pagseguro Digital, Cl A*	23,036	445,286
		845,045
TOTAL BRAZIL		1,493,489
CHINA — 40.4%
Communication Services — 23.5%
58.com ADR*	11,263	548,733
Autohome ADR*	8,558	607,789
Baidu*	7,887	794,931
China Telecom, Cl H	1,758,000	533,009
iQIYI ADR*	30,241	538,290
NetEase ADR	2,715	871,407
Tencent Holdings	17,975	881,716
Weibo ADR*	15,075	499,133
		5,275,008

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary — 16.9%
Alibaba Group Holding ADR*	4,277	$831,791
JD.com ADR*	21,116	855,198
New Oriental Education & Technology Group ADR*	6,878	744,475
TAL Education Group ADR*	16,272	866,647
Trip.com Group ADR*	21,721	509,357
		3,807,468
TOTAL CHINA		9,082,476
GREECE — 4.8%
Communication Services — 2.6%
Hellenic Telecommunications Organization	49,013	590,499
Consumer Discretionary — 2.2%
OPAP	63,964	486,378
TOTAL GREECE		1,076,877
INDIA — 0.5%
Consumer Discretionary — 0.5%
MakeMyTrip*	10,039	120,016
TOTAL INDIA		120,016
MALAYSIA — 3.7%
Communication Services — 3.0%
Telekom Malaysia	775,800	673,438
Information Technology — 0.7%
My EG Services	743,600	165,244
TOTAL MALAYSIA		838,682
MEXICO — 2.1%
Communication Services — 2.1%
Grupo Televisa	406,000	477,835
TOTAL MEXICO		477,835
POLAND — 3.4%
Communication Services — 3.4%
Cyfrowy Polsat	103,253	592,148
Orange Polska*	118,716	169,635
TOTAL POLAND		761,783
PUERTO RICO — 0.7%
Information Technology — 0.7%
EVERTEC	6,993	158,951
TOTAL PUERTO RICO		158,951
RUSSIA — 3.4%
Communication Services — 2.8%
Mail.Ru Group GDR*	38,328	622,447
Information Technology — 0.6%
QIWI ADR	11,791	126,281
TOTAL RUSSIA		748,728
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
SOUTH AFRICA — 3.6%
Consumer Discretionary — 3.6%
Naspers, Cl N	5,705	$815,729
TOTAL SOUTH AFRICA		815,729
SOUTH KOREA — 21.6%
Communication Services — 17.1%
Com2uSCorp(A)	2,343	162,442
Kakao	4,321	551,949
KT ADR	65,137	506,766
NAVER	6,085	849,756
NCSoft	1,106	592,362
Netmarble*(A)	8,223	629,551
NHN*	3,014	169,597
Pearl Abyss*	1,272	187,036
Studio Dragon*	2,939	188,071
		3,837,530
Consumer Discretionary — 0.8%
DoubleUGames(A)	4,983	177,650
Consumer Staples — 0.7%
Orion Holdings	15,571	154,130
Financials — 0.7%
Daou Technology	13,507	164,212
Health Care — 1.5%
Celltrion Pharm*	5,006	328,549
Information Technology — 0.8%
Douzone Bizon	2,567	170,803
TOTAL SOUTH KOREA		4,832,874
TAIWAN — 2.1%
Information Technology — 2.1%
Wistron NeWeb	84,000	145,271
WPG Holdings	146,880	172,420
WT Microelectronics	146,000	164,628
TOTAL TAIWAN		482,319
THAILAND — 2.6%
Communication Services — 2.6%
Intouch Holdings, Cl F	383,337	584,044
TOTAL THAILAND		584,044
TOTAL COMMON STOCK (Cost $26,702,532)		22,193,481

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Emerging Markets Consumer Technology Index ETF (concluded)

	Shares	Value
PREFERRED STOCK — 0.6%
BRAZIL— 0.6%
Communication Services — 0.6%
Oi*(B)	719,800	$129,066
TOTAL PREFERRED STOCK (Cost $234,167)		129,066
SHORT-TERM INVESTMENT(C)(D) — 3.2%
Invesco Government & Agency Portfolio, Cl Institutional, 0.430%	735,292	735,292
TOTAL SHORT-TERM INVESTMENT (Cost $735,292)		735,292
TOTAL INVESTMENTS — 102.5% (Cost $27,671,991)		23,057,839
OTHER ASSETS LESS LIABILITIES — (2.5)%		(573,270)
NET ASSETS — 100%		$22,484,569

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   This security or a partial position of this security is on loan at March 31, 2020. The total market value of securities on loan at March 31, 2020 was $700,238.

(B)   Currently, no stated interest rate.

(C)   The rate shown is the 7-day effective yield as of March 31, 2020.

(D)    This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2020 was $735,292.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

As of March 31, 2020, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended March 31, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI China Environment Index ETF

	Shares	Value
COMMON STOCK — 95.2%‡
CHINA — 41.8%
Consumer Discretionary — 12.8%
BAIC BluePark New Energy Technology, Cl A*	14,500	$12,254
BYD, Cl A	3,600	30,458
BYD, Cl H	21,000	109,729
NIO ADR*	21,291	59,189
		211,630
Industrials — 18.6%
China Conch Venture Holdings	35,500	158,472
Contemporary Amperex Technology, Cl A	4,000	67,938
Guoxuan High-Tech, Cl A	4,600	11,344
Tus Environmental Science And Technology Development, Cl A	5,500	6,270
Xinjiang Goldwind Science & Technology, Cl A	14,135	18,944
Xinjiang Goldwind Science & Technology, Cl H	53,204	46,334
		309,302
Information Technology — 9.9%
GCL System Integration Technology, Cl A*	20,300	8,678
JinkoSolar Holding ADR*	2,416	35,877
LONGi Green Energy Technology, Cl A	15,130	53,022
Sanan Optoelectronics, Cl A	17,900	48,360
Wuxi Lead Intelligent Equipment, Cl A	3,400	17,968
		163,905
Utilities — 0.5%
Chengdu Xingrong Environment, Cl A	12,000	7,737
TOTAL CHINA		692,574
HONG KONG — 53.2%
Consumer Discretionary — 3.3%
Tianneng Power International	45,885	34,158
Yadea Group Holdings	72,694	20,446
		54,604

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI China Environment Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials — 5.8%
China Everbright International	103,216	$59,259
China High Speed Transmission Equipment Group	28,000	16,256
CT Environmental Group*(A)(B)(C)	329,000	1,061
Dynagreen Environmental Protection Group, Cl H	24,000	9,290
Fullshare Holdings*	617,500	9,560
		95,426
Information Technology — 12.5%
China Railway Signal & Communication, Cl H	100,000	50,446
GCL-Poly Energy Holdings*	967,000	31,065
Wasion Holdings	35,000	12,011
Xinyi Solar Holdings	201,588	114,177
		207,699
Real Estate — 18.6%
China Merchants Land	86,000	13,426
Shimao Property Holdings	48,000	169,064
SOHO China	142,500	73,540
Yuexiu Real Estate Investment Trust†	108,000	53,227
		309,257
Utilities — 13.0%
Beijing Enterprises Water Group	176,500	68,998
Canvest Environmental Protection Group	42,000	19,616
China Datang Renewable Power, Cl H	171,000	12,355
China Everbright Greentech	16,000	6,750
China Longyuan Power Group, Cl H	147,800	81,233
Concord New Energy Group	410,000	15,604
GCL New Energy Holdings*	398,000	5,546
Panda Green Energy Group*	320,000	6,440
		216,542
TOTAL HONG KONG		883,528
SINGAPORE — 0.2%
Utilities — 0.2%
China Everbright Water	24,357	3,934
TOTAL SINGAPORE		3,934
TOTAL COMMON STOCK (Cost $1,699,129)		1,580,036
TOTAL INVESTMENTS — 95.2% (Cost $1,699,129)		1,580,036
OTHER ASSETS LESS LIABILITIES — 4.8%		80,485
NET ASSETS — 100%		$1,660,521

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI China Environment Index ETF (concluded)

†       Real Estate Investment Trust

(A)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2020 was $1,061 and represents 0.1% of Net Assets.

(B)   Level 3 security in accordance with fair value hierarchy.

(C)   Security considered illiquid. The total value of such securities as of March 31, 2020 was $1,061 and represents 0.1% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

The following summarizes the market value of the Fund’s investments used as of March 31, 2020, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock
China	$692,574	$—	$—	$692,574
Hong Kong
Consumer Discretionary	54,604	—	—	54,604
Industrials	94,365	—	1,061	95,426
Information Technology	207,699	—	—	207,699
Real Estate	309,257	—	—	309,257
Utilities	216,542	—	—	216,542
Singapore	3,934	—	—	3,934
Total Common Stock	1,578,975	—	1,061	1,580,036
Total Investments in Securities	$1,578,975	$—	$1,061	$1,580,036

^      A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets

For the year ended March 31, 2020, the transfer in Level 3 occurred due to a halt in trading of these securities. Transfer between levels was recognized at period end.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Electric Vehicles and Future Mobility Index ETF

	Shares	Value
COMMON STOCK — 95.9%‡
AUSTRIA — 1.0%
Information Technology — 1.0%
ams*(A)	16,669	$164,356
TOTAL AUSTRIA		164,356
BELGIUM — 1.0%
Information Technology — 1.0%
Melexis	3,152	166,701
TOTAL BELGIUM		166,701
CANADA — 2.4%
Industrials — 0.9%
Ballard Power Systems*	21,429	160,640
Materials — 1.5%
First Quantum Minerals	51,183	258,549
TOTAL CANADA		419,189
CHILE — 2.9%
Materials — 2.9%
Antofagasta	30,908	296,249
Sociedad Quimica y Minera de Chile ADR	8,785	198,102
TOTAL CHILE		494,351
CHINA — 17.6%
Communication Services — 2.0%
Baidu*	3,494	352,160
Consumer Discretionary — 11.0%
Aerospace Hi-Tech Holdings Grp, Cl A	113,850	155,479
Changzhou Xingyu Automotive Lighting Systems, Cl A	17,804	210,387
FAW CAR, Cl A	131,600	161,896
Guangdong Dongfang Precision Science & Technology, Cl A*	248,300	155,884
Ningbo Joyson Electronic, Cl A*	75,600	200,407
NIO ADR*(A)	57,101	158,741
SAIC Motor, Cl A	183,800	531,573

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
Shanghai Shenda, Cl A	183,100	$130,450
Zotye Automobile, Cl A*	487,226	173,219
		1,878,036
Industrials — 3.7%
Camel Group, Cl A	130,605	155,144
Guoxuan High-Tech, Cl A	65,389	161,254
Shenzhen Center Power Tech, Cl A*	56,900	161,833
Zhejiang Narada Power Source, Cl A*	100,700	150,449
		628,680
Information Technology — 0.9%
Shanghai Belling, Cl A	65,200	150,486
TOTAL CHINA		3,009,362
FRANCE — 2.5%
Consumer Discretionary — 1.7%
Valeo	17,379	290,803
Information Technology — 0.8%
STMicroelectronics	6,168	134,511
TOTAL FRANCE		425,314
GERMANY — 10.4%
Consumer Discretionary — 8.5%
Bayerische Motoren Werke	12,249	633,235
Daimler	21,425	646,955
Hella GmbH & KGaA	6,106	177,947
		1,458,137
Information Technology — 1.9%
Infineon Technologies	22,264	328,084
TOTAL GERMANY		1,786,221
HONG KONG — 1.6%
Consumer Discretionary — 1.6%
Brilliance China Automotive Holdings	326,000	268,340
TOTAL HONG KONG		268,340
JAPAN — 3.9%
Consumer Discretionary — 1.5%
Mitsubishi Motors	88,600	251,138
Industrials — 1.0%
GS Yuasa	13,400	180,479
Materials — 1.4%
Hitachi Chemical	5,700	242,351
TOTAL JAPAN		673,968

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
NETHERLANDS — 1.9%
Information Technology — 1.9%
NXP Semiconductors	3,901	$323,510
TOTAL NETHERLANDS		323,510
PERU — 1.9%
Materials — 1.9%
Southern Copper	11,341	319,363
TOTAL PERU		319,363
SOUTH KOREA — 3.1%
Consumer Discretionary — 1.3%
Kia Motors	10,693	228,380
Information Technology — 1.8%
Samsung SDI	1,528	301,872
TOTAL SOUTH KOREA		530,252
SWEDEN — 1.3%
Industrials — 1.3%
PowerCell Sweden*	10,553	216,222
TOTAL SWEDEN		216,222
SWITZERLAND — 1.4%
Information Technology — 1.4%
STMicroelectronics	10,895	237,596
TOTAL SWITZERLAND		237,596
TAIWAN — 1.1%
Information Technology — 1.1%
Parade Technologies	9,000	191,955
TOTAL TAIWAN		191,955
UNITED KINGDOM — 1.0%
Information Technology — 1.0%
Dialog Semiconductor*	6,468	174,870
TOTAL UNITED KINGDOM		174,870
UNITED STATES — 40.9%
Communication Services — 3.5%
Alphabet, Cl A*	512	594,918
Consumer Discretionary — 7.5%
Aptiv	6,130	301,841
Gentherm*	5,235	164,379
Tesla*	1,233	646,092
Visteon*	3,604	172,920
		1,285,232

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials — 3.4%
Bloom Energy, Cl A*(A)	31,615	$165,346
EnerSys	4,150	205,508
Plug Power*(A)	60,825	215,321
		586,175
Information Technology — 23.1%
Advanced Micro Devices*	14,167	644,315
Ambarella*	4,481	217,597
Analog Devices	6,590	590,794
Cirrus Logic*	3,274	214,873
Maxim Integrated Products	7,373	358,402
MaxLinear, Cl A*	16,507	192,637
NVIDIA	2,793	736,234
Skyworks Solutions	4,615	412,489
Texas Instruments	5,866	586,189
		3,953,530
Materials — 3.4%
Albemarle	3,987	224,747
FMC	4,413	360,498
		585,245
TOTAL UNITED STATES		7,005,100
TOTAL COMMON STOCK (Cost $19,739,816)		16,406,670
PREFERRED STOCK — 3.5%
GERMANY — 3.5%
Consumer Discretionary — 3.5%
Volkswagen(B)	5,042	591,074
TOTAL PREFERRED STOCK (Cost $794,583)		591,074
SHORT-TERM INVESTMENT(C)(D) — 3.7%
Invesco Government & Agency Portfolio, Cl Institutional, 0.430%	640,629	640,629
TOTAL SHORT-TERM INVESTMENT (Cost $640,629)		640,629
TOTAL INVESTMENTS — 103.1% (Cost $21,175,028)		17,638,373
OTHER ASSETS LESS LIABILITIES — (3.1)%		(522,800)
NET ASSETS – 100%		$17,115,573

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   This security or a partial position of this security is on loan at March 31, 2020. The total market value of securities on loan at March 31, 2020 was $616,897.

(B)   Currently, no stated interest rate.

(C)   The rate shown is the 7-day effective yield as of March 31, 2020.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Electric Vehicles and Future Mobility Index ETF (concluded)

(D)    This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2020 was $640,629.

ADR — American Depositary Receipt

Cl — Class

As of March 31, 2020, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended March 31, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI All China Health Care Index ETF

	Shares	Value
COMMON STOCK — 100.0%‡
CHINA — 95.4%
Health Care — 95.4%
3SBio*	256,500	$267,060
Aier Eye Hospital Group, Cl A	157,105	872,830
Alibaba Health Information Technology*	574,000	959,765
Asymchem Laboratories Tianjin, Cl A	12,000	290,663
Autobio Diagnostics, Cl A	14,100	231,724
Beijing SL Pharmaceutical, Cl A	53,627	90,410
Beijing Tiantan Biological Products, Cl A	53,923	276,758
Beijing Tongrentang, Cl A	71,468	255,595
Betta Pharmaceuticals, Cl A	19,500	193,124
BGI Genomics, Cl A	21,200	253,328
Changchun High & New Technology Industry Group, Cl A	8,600	664,879
Chengdu Kanghong Pharmaceutical Group, Cl A	37,380	207,673
China Medical System Holdings	239,000	258,707
China National Accord Medicines, Cl A	19,232	108,394
China National Medicines, Cl A	38,855	155,021
China Reform Health Management and Services Group, Cl A*	35,500	62,905
China Resources Double Crane Pharmaceutical, Cl A	54,307	97,073
China Resources Pharmaceutical Group	273,500	164,081
China Resources Sanjiu Medical & Pharmaceutical, Cl A	50,578	198,724
China Traditional Chinese Medicine Holdings	390,000	177,618
Chongqing Zhifei Biological Products, Cl A	67,800	644,599
CSPC Pharmaceutical Group	808,000	1,617,896
Dong-E-E-Jiao, Cl A	3,600	13,073
Dong-E-E-Jiao, Cl E	30,114	109,356
Genscript Biotech*	160,000	259,273
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	73,246	325,299
Guangzhou Kingmed Diagnostics Group, Cl A	23,700	188,210
Guizhou Bailing Group Pharmaceutical, Cl A	73,600	86,598
Hangzhou Tigermed Consulting, Cl A	38,550	348,343
Huadong Medicine, Cl A	90,922	223,835
Hualan Biological Engineering, Cl A	71,964	486,515
Hubei Jumpcan Pharmaceutical, Cl A*	42,375	131,043
Hutchison China MediTech ADR*	10,619	189,549
Jafron Biomedical, Cl A	21,200	283,147

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI All China Health Care Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Jiangsu Hengrui Medicine, Cl A*	227,709	$2,956,470
Jiangsu Yuyue Medical Equipment & Supply, Cl A	50,810	260,064
Jilin Aodong Pharmaceutical Group, Cl A	59,331	132,001
Jinyu Bio-Technology, Cl A	58,068	174,658
Joincare Pharmaceutical Group Industry, Cl A	95,648	154,641
Jointown Pharmaceutical Group, Cl A	93,150	223,407
Lepu Medical Technology Beijing, Cl A	90,600	462,957
Livzon Pharmaceutical Group, Cl A	31,440	174,228
Luye Pharma Group	194,500	94,855
Meinian Onehealth Healthcare Holdings, Cl A	203,417	338,923
Nanjing King-Friend Biochemical Pharmaceutical, Cl A	29,500	210,090
Ovctek China, Cl A	19,800	154,306
Shandong Buchang Pharmaceuticals, Cl A	59,069	167,752
Shandong Weigao Group Medical Polymer, Cl H	352,000	445,058
Shanghai Fosun Pharmaceutical Group, Cl A	104,059	482,405
Shanghai Fosun Pharmaceutical Group, Cl H	93,000	305,964
Shanghai Pharmaceuticals Holding, Cl A	99,994	275,230
Shanghai Pharmaceuticals Holding, Cl H	143,200	243,504
Shanghai RAAS Blood Products, Cl A*	255,600	280,546
Shenzhen Hepalink Pharmaceutical Group, Cl A	51,328	149,171
Shenzhen Kangtai Biological Products, Cl A	34,900	564,254
Shenzhen Mindray Bio-Medical Electronics, Cl A	53,153	1,962,437
Shenzhen Salubris Pharmaceuticals, Cl A	45,257	113,267
Shijiazhuang Yiling Pharmaceutical, Cl A	62,172	196,913
Sichuan Kelun Pharmaceutical, Cl A	76,200	222,423
Sino Biopharmaceutical	1,158,500	1,527,548
Sinopharm Group, Cl H	230,400	518,414
SSY Group	256,000	200,152
Tasly Pharmaceutical Group, Cl A	78,992	154,013
Tonghua Dongbao Pharmaceutical, Cl A	106,191	158,952
Topchoice Medical, Cl A*	16,400	249,371
Walvax Biotechnology, Cl A	79,400	354,646
Winning Health Technology Group, Cl A	77,400	228,983
WuXi AppTec, Cl A	76,348	974,681
WuXi AppTec, Cl H	26,800	329,861
Wuxi Biologics Cayman*	135,000	1,750,442
Yifan Pharmaceutical, Cl A	59,739	137,376
Yunnan Baiyao Group, Cl A	66,665	804,604
Zai Lab ADR*	6,655	342,599
Zhangzhou Pientzehuang Pharmaceutical, Cl A	30,681	538,028
Zhejiang Conba Pharmaceutical, Cl A	137,013	99,548
Zhejiang Huahai Pharmaceutical, Cl A*	66,916	242,620

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI All China Health Care Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Zhejiang NHU, Cl A	110,433	$425,330
Zhejiang Wolwo Bio-Pharmaceutical, Cl A	26,700	167,963
TOTAL CHINA		30,643,723
HONG KONG — 4.6%
Health Care — 4.6%
Hansoh Pharmaceutical Group*	90,000	305,384
Innovent Biologics*	158,000	666,581
Ping An Healthcare and Technology*	53,500	499,045
TOTAL HONG KONG		1,471,010
TOTAL COMMON STOCK (Cost $29,662,605)		32,114,733
TOTAL INVESTMENTS — 100.0% (Cost $29,662,605)		32,114,733
OTHER ASSETS LESS LIABILITIES — (0.0)%		(5,127)
NET ASSETS — 100%		$32,109,606

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of March 31, 2020, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended March 31, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

	Face Amount	Value
CORPORATE OBLIGATIONS — 97.3%
CHINA — 65.7%
Consumer Discretionary — 2.6%
CAR
8.875%, 05/10/2022	$200,000	$119,996
Golden Eagle Retail Group
4.625%, 05/21/2023	200,000	176,000
		295,996
Financials — 33.0%
CFLD Cayman Investment
8.600%, 04/08/2024	200,000	161,000
China Mengniu Dairy
3.000%, 07/18/2024	200,000	209,376
China Reinsurance Finance
3.375%, 03/09/2022	400,000	399,528
Chouzhou International Investment
4.500%, 05/30/2022	200,000	200,992
Country Garden Holdings
6.500%, 04/08/2024	200,000	196,024
Fortune Star BVI
5.950%, 01/29/2023	200,000	177,009
GLP China Holdings
4.974%, 02/26/2024	200,000	200,431
Greenland Global Investment
5.875%, 07/03/2024	200,000	163,952
Guotai Junan Holdings
3.875%, 03/11/2022	200,000	208,323
Kaisa Group Holdings
9.375%, 06/30/2024	400,000	305,995
Kunming Traffic Investment
6.200%, 06/27/2022	300,000	299,987

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares CCBS China Corporate High Yield Bond USD Index ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Financials (continued)
KWG Group Holdings
5.875%, 11/10/2024	$200,000	$160,637
Poly Real Estate Finance
4.750%, 09/17/2023	200,000	215,943
Ronshine China Holdings
8.750%, 10/25/2022	200,000	186,491
Sino-Ocean Land Treasure IV
5.250%, 04/30/2022	200,000	201,356
Westwood Group Holdings
5.375%, 10/19/2023	200,000	212,826
Yankuang Group Cayman
6.000%, 01/30/2022	200,000	193,875
		3,693,745
Industrials — 1.7%
Lee & Man Paper Manufacturing
5.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+8.280%‡	200,000	195,996
Materials — 2.2%
Chinalco Capital Holdings
4.250%, 04/21/2022	250,000	242,543
Real Estate — 23.0%
Agile Group Holdings
8.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+11.254%‡	200,000	171,020
Chengdu Economic & Technological Development Zone State-Owned Assets Investment
7.500%, 02/12/2022	200,000	188,015
China Aoyuan Group
7.950%, 09/07/2021	200,000	195,000
China Evergrande Group
7.500%, 06/28/2023	400,000	282,000
Easy Tactic
8.625%, 02/27/2024	200,000	168,015
Franshion Brilliant
5.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.859%‡	200,000	174,100
Logan Property Holdings
5.250%, 02/23/2023	200,000	183,988
Shimao Property Holdings
6.125%, 02/21/2024	300,000	295,489
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares CCBS China Corporate High Yield Bond USD Index ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Real Estate (continued)
Shui On Development Holding
6.400%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.627%‡	$200,000	$167,300
Sunac China Holdings
8.350%, 04/19/2023	200,000	187,000
Times China Holdings
6.600%, 03/02/2023	200,000	181,988
Well Hope Development
3.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.927%‡	200,000	193,097
Yuzhou Properties
8.500%, 02/04/2023	200,000	184,000
		2,571,012
Utilities — 3.2%
Lenovo Group
4.750%, 03/29/2023	200,000	206,831
Nuoxi Capital
5.350%, 01/24/2023	200,000	40,400
Tsinghua Unic
5.375%, 01/31/2023	200,000	108,600
		355,831
TOTAL CHINA		7,355,123
HONG KONG — 31.6%
Consumer Discretionary — 1.0%
Li & Fung
5.250%‡	200,000	118,100
Financials — 15.8%
AIA Group
3.125%, 03/13/2023	200,000	206,922
Bank of East Asia
5.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.257%‡	250,000	247,499
China CITIC Bank International
7.100%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.151%‡	200,000	213,989
CMB Wing Lung Bank
6.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.948%‡	250,000	247,490
FWD Group
0.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.865%‡	300,000	228,147

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares CCBS China Corporate High Yield Bond USD Index ETF (concluded)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Financials (continued)
Industrial & Commercial Bank of China Asia
4.250%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.135%‡	$300,000	$297,752
Nanyang Commercial Bank
5.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.205%‡	350,000	322,329
		1,764,128
Industrials — 3.3%
Celestial Miles
5.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+8.205%‡	200,000	190,021
China Water Affairs Group
5.250%, 02/07/2022	200,000	180,350
		370,371
Real Estate — 7.2%
HLP Finance
4.750%, 06/25/2022	200,000	214,031
Metropolitan Light
5.500%, 11/21/2022	161,000	150,412
Nan Fung Treasury
4.500%, 09/20/2022	200,000	210,354
NWD Finance BVI
5.750%‡	250,000	227,625
		802,422
Utilities — 4.3%
OVPH
5.875%‡	500,000	485,940
TOTAL HONG KONG		3,540,961
TOTAL CORPORATE OBLIGATIONS (Cost $11,829,160)		10,896,084
TOTAL INVESTMENTS — 97.3% (Cost $11,829,160)		10,896,084
OTHER ASSETS LESS LIABILITIES — 2.7%		300,942
NET ASSETS — 100%		$11,197,026

‡      Perpetual security with no stated maturity date.

VAR — Variable Rate

As of March 31, 2020, all of the Fund’s investments were considered Level 2 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended March 31, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Emerging Markets Healthcare Index ETF

	Shares	Value
COMMON STOCK — 99.9%‡
BRAZIL — 5.8%
Health Care — 5.8%
Fleury	1,300	$5,008
Hapvida Participacoes e Investimentos	3,100	25,384
Notre Dame Intermedica Participacoes	2,200	18,943
Odontoprev	2,200	6,066
Qualicorp Consultoria e Corretora de Seguros	1,100	5,073
TOTAL BRAZIL		60,474
CHINA — 38.6%
Health Care — 38.6%
3SBio*	4,500	4,685
Aier Eye Hospital Group, Cl A	4,916	27,312
Autobio Diagnostics, Cl A	600	9,861
Beijing Tongrentang, Cl A	2,200	7,868
Changchun High & New Technology Industry Group, Cl A	300	23,194
China Biologic Products Holdings*	62	6,692
China Medical System Holdings	4,000	4,330
Chongqing Zhifei Biological Products, Cl A	2,613	24,843
Genscript Biotech*	2,000	3,241
Hangzhou Tigermed Consulting, Cl A	1,200	10,843
Huadong Medicine, Cl A	2,840	6,991
Hualan Biological Engineering, Cl A	2,300	15,549
Jiangsu Hengrui Medicine, Cl A*	3,690	47,904
Lepu Medical Technology Beijing, Cl A	2,622	13,398
Luye Pharma Group	5,500	2,682
Shandong Weigao Group Medical Polymer, Cl H	8,000	10,115
Shanghai RAAS Blood Products, Cl A*	8,600	9,439
Shenzhen Kangtai Biological Products, Cl A	900	14,551
Shenzhen Mindray Bio-Medical Electronics, Cl A	1,800	66,457
Topchoice Medical, Cl A*	500	7,603
Walvax Biotechnology, Cl A	2,400	10,720
WuXi AppTec, Cl H	280	3,446
Wuxi Biologics Cayman*	2,000	25,933
Yunnan Baiyao Group, Cl A	1,800	21,725
Zai Lab ADR*	100	5,148
Zhangzhou Pientzehuang Pharmaceutical, Cl A	1,000	17,536
TOTAL CHINA		402,066

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Emerging Markets Healthcare Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
HONG KONG — 5.7%
Health Care — 5.7%
Hansoh Pharmaceutical Group*	8,000	$27,145
Innovent Biologics*	2,000	8,438
Jinxin Fertility Group	2,000	2,219
Microport Scientific	3,000	6,789
Ping An Healthcare and Technology*	1,600	14,925
TOTAL HONG KONG		59,516
HUNGARY — 1.3%
Health Care — 1.3%
Richter Gedeon Nyrt	731	13,731
TOTAL HUNGARY		13,731
INDIA — 8.7%
Health Care — 8.7%
Apollo Hospitals Enterprise	553	8,326
Aurobindo Pharma	2,267	12,381
Biocon	4,679	16,733
Fortis Healthcare*	3,315	5,528
Piramal Enterprises	825	10,246
Sun Pharmaceutical Industries	8,034	37,413
TOTAL INDIA		90,627
INDONESIA — 2.0%
Health Care — 2.0%
Kalbe Farma	190,300	14,001
Mitra Keluarga Karyasehat	55,500	7,316
TOTAL INDONESIA		21,317
MALAYSIA — 7.5%
Health Care — 7.5%
Hartalega Holdings	13,500	21,500
IHH Healthcare	35,200	42,044
Top Glove	10,100	15,080
TOTAL MALAYSIA		78,624
MEXICO — 0.3%
Health Care — 0.3%
Genomma Lab Internacional, Cl B*	4,200	3,402
TOTAL MEXICO		3,402
SOUTH AFRICA — 1.9%
Health Care — 1.9%
Aspen Pharmacare Holdings*	1,789	9,260
Life Healthcare Group Holdings	5,659	5,849
Netcare	5,165	4,338
TOTAL SOUTH AFRICA		19,447

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares Emerging Markets Healthcare Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
SOUTH KOREA — 23.2%
Consumer Discretionary — 1.2%
HLB*	164	$12,125
Health Care — 22.1%
Celltrion*	333	62,613
Celltrion Healthcare*	608	44,796
Daewoong Pharmaceutical	45	3,131
Genexine*	96	4,763
Green Cross	44	4,988
Hanall Biopharma*	203	3,952
Hanmi Pharm	45	9,667
Hanmi Science Ltd.	269	5,955
Helixmith*	81	4,571
Hugel*	20	5,537
Medy-Tox	23	3,728
Mezzion Pharma*	40	4,275
Samsung Biologics*	149	58,995
SillaJen*	261	2,841
Yuhan	54	10,158
		229,970
TOTAL SOUTH KOREA		242,095
THAILAND — 4.8%
Health Care — 4.8%
Bangkok Chain Hospital	9,900	3,439
Bangkok Dusit Medical Services, Cl F	63,700	36,686
Bumrungrad Hospital	2,800	9,726
TOTAL THAILAND		49,851
TOTAL COMMON STOCK
(Cost $1,044,188)		1,041,150
TOTAL INVESTMENTS — 99.9%
(Cost $1,044,188)		1,041,150
OTHER ASSETS LESS LIABILITIES — 0.1%		1,484
NET ASSETS — 100%		$1,042,634

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

ADR — American Depositary Receipt
Cl — Class
Ltd. — Limited

As of March 31, 2020, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended March 31, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI Emerging Markets ex China Index ETF

	Shares	Value
COMMON STOCK — 94.1%‡
BRAZIL — 5.2%
Consumer Discretionary — 0.6%
Cogna Educacao	1,000	$791
Lojas Renner	550	3,564
Magazine Luiza	800	6,074
		10,429
Consumer Staples — 0.9%
Ambev	3,800	8,704
BRF*	300	873
JBS	600	2,353
Raia Drogasil	200	3,906
		15,836
Energy — 0.5%
Petroleo Brasileiro	3,100	8,481
Ultrapar Participacoes	600	1,459
		9,940
Financials — 1.1%
B3 - Brasil Bolsa Balcao	1,400	9,617
Banco Bradesco*	800	2,914
Banco do Brasil*	700	3,745
Banco Santander Brasil	300	1,562
BB Seguridade Participacoes	500	2,420
IRB Brasil Resseguros S	300	561
		20,819
Industrials — 0.6%
CCR	800	1,836
Embraer*	500	920

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Localiza Rent a Car	420	$2,127
Rumo*	800	3,036
WEG	600	3,871
		11,790
Information Technology — 0.0%
Cielo	800	693
Materials — 1.3%
Klabin	500	1,564
Suzano*	400	2,766
Vale	2,400	19,991
		24,321
Utilities — 0.2%
Cia de Saneamento Basico do Estado de Sao Paulo*	200	1,500
Equatorial Energia	500	1,682
		3,182
TOTAL BRAZIL		97,010
CHILE — 0.7%
Consumer Discretionary — 0.1%
SACI Falabella	514	1,137
Energy — 0.1%
Empresas COPEC*	268	1,541
Financials — 0.2%
Banco de Chile	17,262	1,399
Banco de Credito e Inversiones	33	1,123
Banco Santander Chile	45,657	1,768
		4,290
Industrials — 0.0%
Latam Airlines Group	207	534
Materials — 0.1%
Empresas CMPC	867	1,861
Utilities — 0.2%
Enel Americas	19,579	2,403
Enel Chile	19,330	1,315
		3,718
TOTAL CHILE		13,081
COLOMBIA — 0.1%
Energy — 0.1%
Ecopetrol	3,338	1,599
Financials — 0.0%
Bancolombia	154	951
TOTAL COLOMBIA		2,550

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
CZECH REPUBLIC — 0.1%
Financials — 0.1%
Komercni banka as*	51	$965
Utilities — 0.1%
CEZ*	109	1,780
TOTAL CZECH REPUBLIC		2,745
EGYPT — 0.2%
Financials — 0.2%
Commercial International Bank Egypt SAE	906	3,383
TOTAL EGYPT		3,383
GREECE — 0.1%
Communication Services — 0.1%
Hellenic Telecommunications Organization	166	2,000
TOTAL GREECE		2,000
HUNGARY — 0.3%
Energy — 0.1%
MOL Hungarian Oil & Gas	248	1,456
Financials — 0.2%
OTP Bank Nyrt	152	4,393
TOTAL HUNGARY		5,849
INDIA — 13.1%
Communication Services — 0.5%
Bharti Airtel*	1,540	8,975
Consumer Discretionary — 0.7%
Bajaj Auto	56	1,497
Eicher Motors	9	1,558
Mahindra & Mahindra	503	1,895
Maruti Suzuki India	85	4,818
Tata Motors*	1,250	1,174
Titan	214	2,641
		13,583
Consumer Staples — 1.8%
Dabur India	361	2,148
Godrej Consumer Products	248	1,707
Hindustan Unilever	625	18,990
ITC	3,000	6,809
Nestle India	16	3,448
		33,102
Energy — 2.1%
Bharat Petroleum	522	2,187
Indian Oil	1,500	1,619
Oil & Natural Gas	961	868

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Energy (continued)
Reliance Industries	2,308	$33,978
		38,652
Financials — 3.1%
Axis Bank	1,900	9,519
Bajaj Finance	160	4,686
Bajaj Finserv	26	1,578
Housing Development Finance	1,369	29,553
ICICI Bank	2,000	8,559
State Bank of India*	1,500	3,903
		57,798
Health Care — 0.5%
Aurobindo Pharma	180	983
Dr Reddy’s Laboratories	78	3,218
Piramal Enterprises	55	683
Sun Pharmaceutical Industries	750	3,492
		8,376
Industrials — 0.2%
Larsen & Toubro	400	4,274
Information Technology — 3.0%
HCL Technologies	900	5,192
Infosys ADR	3,160	25,943
Tata Consultancy Services	750	18,103
Tech Mahindra	318	2,377
Wipro	1,250	3,250
		54,865
Materials — 0.8%
Asian Paints	212	4,670
Grasim Industries	226	1,422
Hindalco Industries	816	1,032
JSW Steel	592	1,144
UltraTech Cement	80	3,431
UPL	373	1,610
Vedanta	909	777
		14,086
Utilities — 0.4%
GAIL India	1,400	1,417
NTPC	1,800	2,003
Power Grid Corp of India	1,600	3,365
		6,785
TOTAL INDIA		240,496

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
INDONESIA — 2.8%
Communication Services — 0.5%
Telekomunikasi Indonesia Persero	46,000	$8,912
Consumer Discretionary — 0.3%
Astra International	20,000	4,782
Consumer Staples — 0.3%
Charoen Pokphand Indonesia	6,300	1,908
Unilever Indonesia	6,500	2,889
		4,797
Energy — 0.1%
United Tractors	1,500	1,554
Financials — 1.7%
Bank Central Asia	8,700	14,735
Bank Mandiri Persero	18,000	5,165
Bank Negara Indonesia Persero	6,700	1,569
Bank Rakyat Indonesia Persero	50,000	9,258
		30,727
TOTAL INDONESIA		50,772
MALAYSIA — 2.9%
Communication Services — 0.4%
DiGi.Com	3,000	3,021
Maxis	3,000	3,715
		6,736
Consumer Discretionary — 0.1%
Genting	2,000	1,736
Consumer Staples — 0.1%
Sime Darby Plantation	2,300	2,630
Financials — 1.5%
CIMB Group Holdings	8,000	6,667
Hong Leong Bank	500	1,558
Malayan Banking	5,616	9,685
Public Bank	2,600	9,569
		27,479
Health Care — 0.1%
IHH Healthcare	2,000	2,389
Materials — 0.2%
Petronas Chemicals Group	3,000	3,507
Utilities — 0.7%
Petronas Gas	500	1,782
Tenaga Nasional	3,700	10,295
		12,077
TOTAL MALAYSIA		56,554

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
MEXICO — 3.3%
Communication Services — 1.0%
America Movil	28,000	$16,830
Grupo Televisa	2,000	2,354
		19,184
Consumer Staples — 1.2%
Fomento Economico Mexicano	1,700	10,452
Grupo Bimbo, Ser A	1,100	1,631
Wal-Mart de Mexico	4,300	10,245
		22,328
Financials — 0.4%
Grupo Financiero Banorte, Cl O	2,200	6,096
Grupo Financiero Inbursa, Cl O	1,500	1,087
		7,183
Industrials — 0.2%
Alfa, Cl A	2,200	595
Grupo Aeroportuario del Pacifico, Cl B	200	1,093
Grupo Aeroportuario del Sureste, Cl B	145	1,382
		3,070
Materials — 0.4%
Cemex*	12,500	2,648
Grupo Mexico	2,900	5,438
		8,086
Real Estate — 0.1%
Fibra Uno Administracion†	2,800	2,222
TOTAL MEXICO		62,073
PERU — 1.1%
Financials — 0.6%
Credicorp	72	10,301
Materials — 0.5%
Cia de Minas Buenaventura SAA ADR	571	4,163
Southern Copper	169	4,759
		8,922
TOTAL PERU		19,223
PHILIPPINES — 1.6%
Financials — 0.2%
BDO Unibank	2,100	4,274
Industrials — 0.6%
Ayala	300	2,757
JG Summit Holdings	3,500	3,599
SM Investments	300	4,825
		11,181

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Real Estate — 0.8%
Ayala Land	10,500	$6,235
SM Prime Holdings	14,000	7,817
		14,052
TOTAL PHILIPPINES		29,507
POLAND — 1.3%
Communication Services — 0.2%
CD Projekt	60	4,176
Consumer Discretionary — 0.1%
LPP*	1	1,259
Energy — 0.2%
Polski Koncern Naftowy ORLEN	280	3,755
Financials — 0.7%
Bank Polska Kasa Opieki	165	2,230
Powszechna Kasa Oszczednosci Bank Polski*	825	4,493
Powszechny Zaklad Ubezpieczen	600	4,526
Santander Bank Polska*	32	1,337
		12,586
Materials — 0.1%
KGHM Polska Miedz*	115	1,656
TOTAL POLAND		23,432
QATAR — 1.4%
Financials — 1.4%
Masraf Al Rayan QSC	3,750	3,770
Qatar Islamic Bank SAQ	1,100	4,338
Qatar National Bank QPSC	3,900	17,994
		26,102
Industrials — 0.2%
Industries Qatar QSC	1,750	3,196
TOTAL QATAR		29,298
RUSSIA — 6.0%
Communication Services — 0.1%
Mobile TeleSystems PJSC ADR	348	2,645
Consumer Discretionary — 0.1%
X5 Retail Group GDR	83	2,222
Energy — 3.4%
Gazprom PJSC	8,300	19,271
LUKOIL PJSC	345	20,818
Novatek PJSC GDR	70	8,120
Rosneft	950	3,822
Tatneft PJSC	1,530	10,821
		62,852

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials — 1.2%
Sberbank of Russia PJSC	9,190	$22,018
Materials — 1.1%
Alrosa PJSC	1,750	1,447
MMC Norilsk Nickel PJSC	62	15,488
Novolipetsk Steel PJSC	820	1,301
Severstal PJSC	140	1,553
		19,789
TOTAL RUSSIA		109,526
SOUTH AFRICA — 6.6%
Communication Services — 0.4%
MTN Group	1,400	3,793
MultiChoice Group*	284	1,364
Vodacom Group	425	2,784
		7,941
Consumer Discretionary — 2.9%
Absa Group	600	2,519
Mr Price Group	162	1,035
Naspers, Cl N	345	49,329
Woolworths Holdings	658	1,017
		53,900
Consumer Staples — 0.5%
Bid	280	3,334
Clicks Group	168	2,424
Shoprite Holdings	281	1,967
Tiger Brands	109	1,129
		8,854
Energy — 0.1%
Exxaro Resources	174	964
Financials — 1.4%
Capitec Bank Holdings	26	1,281
Discovery	244	1,065
FirstRand	2,800	6,314
Nedbank Group	335	1,550
Old Mutual	3,300	2,190
Remgro	355	2,442
RMB Holdings	467	1,293
Sanlam	1,216	3,478
Standard Bank Group	1,100	6,311
		25,924
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials — 0.1%
Bidvest Group	224	$1,834
Sasol*	465	962
		2,796
Materials — 0.6%
Anglo American Platinum	35	1,478
AngloGold Ashanti	330	5,896
Gold Fields	541	2,795
		10,169
Real Estate — 0.2%
Growthpoint Properties†	1,998	1,440
NEPI Rockcastle	269	1,130
Redefine Properties†	3,614	480
		3,050
TOTAL SOUTH AFRICA		113,598
SOUTH KOREA — 20.6%
Communication Services — 1.7%
Kakao	34	4,343
NAVER	125	17,456
NCSoft	15	8,034
SK Telecom	13	1,890
		31,723
Consumer Discretionary — 1.6%
Coway	36	1,709
Fila Holdings	32	764
Hyundai Mobis	57	7,937
Hyundai Motor	125	9,109
Kangwon Land	81	1,314
Kia Motors	250	5,339
LG Electronics	95	3,762
		29,934
Consumer Staples — 0.9%
Amorepacific	21	2,907
E-MART	13	1,137
KT&G	95	5,829
LG Household & Health Care	8	7,360
		17,233
Energy — 0.3%
SK Innovation	53	3,788
S-Oil	31	1,454
		5,242

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials — 1.8%
DB Insurance	34	$971
Hana Financial Group	300	5,693
Industrial Bank of Korea	174	1,072
KB Financial Group	358	10,161
Samsung Fire & Marine Insurance	26	3,289
Samsung Life Insurance	47	1,660
Shinhan Financial Group	383	8,998
Woori Financial Group	327	2,055
		33,899
Health Care — 1.1%
Celltrion*	74	13,827
Celltrion Healthcare*	35	2,553
Helixmith*	10	564
Samsung Biologics*	10	3,959
		20,903
Industrials — 1.0%
Hyundai Engineering & Construction	54	1,218
Hyundai Heavy Industries Holdings	6	973
Korea Shipbuilding & Offshore Engineering*	26	1,679
LG	85	4,120
Samsung C&T	70	5,151
Samsung Heavy Industries*	299	958
SK Holdings	26	3,577
		17,676
Information Technology — 10.6%
LG Display*	148	1,349
Samsung Electro-Mechanics	50	4,013
Samsung Electronics	3,732	146,386
Samsung SDI	45	8,890
Samsung SDS	23	2,825
SK Hynix	469	32,092
		195,555
Materials — 1.3%
Hyundai Steel	54	796
Korea Zinc	5	1,462
LG Chemical	40	10,022
Lotte Chemical	12	1,902
POSCO	68	8,993
		23,175
Utilities — 0.2%
Korea Electric Power*	275	4,349
TOTAL SOUTH KOREA		379,689

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
TAIWAN — 22.0%
Communication Services — 1.1%
Chunghwa Telecom	4,000	$14,219
Far EasTone Telecommunications	1,000	2,093
Taiwan Mobile	1,000	3,303
		19,615
Consumer Staples — 1.0%
President Chain Store	1,000	9,358
Uni-President Enterprises	4,000	8,677
		18,035
Energy — 0.1%
Formosa Petrochemical	1,000	2,692
Financials — 3.7%
Cathay Financial Holding	6,000	7,004
Chailease Holding	1,030	3,116
Chang Hwa Commercial Bank	4,080	2,570
China Development Financial Holding	9,000	2,208
CTBC Financial Holding	12,000	7,103
E.Sun Financial Holding	7,497	6,012
First Financial Holding	7,070	4,594
Fubon Financial Holding	6,000	7,450
Hua Nan Financial Holdings	5,272	3,147
Mega Financial Holding	8,000	7,526
Shanghai Commercial & Savings Bank	2,000	2,602
Shin Kong Financial Holding	7,000	1,766
SinoPac Financial Holdings	7,000	2,558
Taishin Financial Holding	7,145	2,764
Taiwan Cooperative Financial Holding	6,180	3,750
Yuanta Financial Holding	7,000	3,599
		67,769
Industrials — 0.1%
Far Eastern New Century	2,000	1,491
Information Technology — 14.2%
ASE Technology Holding	2,000	3,875
Asustek Computer	1,000	6,762
AU Optronics*	6,000	1,258
Catcher Technology	1,000	6,465
Delta Electronics	2,000	7,969
Hon Hai Precision Industry	11,000	25,426
Innolux	6,000	1,038
Lite-On Technology	1,000	1,366
MediaTek	1,000	10,829

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Information Technology (continued)
Novatek Microelectronics	1,000	$5,688
Pegatron	1,000	1,918
Quanta Computer	2,000	3,981
Taiwan Semiconductor Manufacturing	20,000	181,208
United Microelectronics	8,000	3,611
		261,394
Materials — 1.9%
Asia Cement	2,000	2,606
China Steel	9,000	5,640
Formosa Chemicals & Fibre	2,000	4,431
Formosa Plastics	4,000	9,933
Nan Ya Plastics	5,000	9,044
Taiwan Cement	3,210	4,193
		35,847
TOTAL TAIWAN		406,843
THAILAND — 2.8%
Communication Services — 0.3%
Advanced Info Service	1,000	6,125
Consumer Staples — 0.5%
CP ALL	5,000	9,294
Energy — 0.7%
PTT	10,500	9,839
PTT Exploration & Production	1,400	2,880
		12,719
Financials — 0.5%
Kasikornbank	1,800	5,019
Siam Commercial Bank	1,800	3,798
		8,817
Health Care — 0.1%
Bangkok Dusit Medical Services	3,500	2,016
Industrials — 0.4%
Airports of Thailand	4,300	6,650
Materials — 0.3%
PTT Global Chemical	2,300	2,138
Siam Cement	400	3,949
		6,087
Real Estate — 0.1%
Central Pattana	1,300	1,693
TOTAL THAILAND		53,401
TURKEY — 0.9%
Consumer Staples — 0.3%
BIM Birlesik Magazalar	700	5,327

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Energy — 0.1%
Tupras Turkiye Petrol Rafinerileri*	200	$2,291
Financials — 0.5%
Akbank T.A.S.*	5,000	4,249
Turkiye Garanti Bankasi*	4,000	4,935
		9,184
TOTAL TURKEY		16,802
UNITED ARAB EMIRATES — 0.7%
Communication Services — 0.2%
Emirates Telecommunications Group PJSC	1,165	4,447
Financials — 0.4%
Abu Dhabi Commercial Bank PJSC	1,392	1,755
First Abu Dhabi Bank PJSC	1,901	4,994
		6,749
Real Estate — 0.1%
Emaar Properties PJSC*	2,352	1,422
TOTAL UNITED ARAB EMIRATES		12,618
UNITED KINGDOM — 0.1%
Consumer Staples — 0.1%
Magnit PJSC GDR	242	2,169
TOTAL UNITED KINGDOM		2,169
TOTAL COMMON STOCK
(Cost $2,294,730)		1,732,619
PREFERRED STOCK(A) — 4.6%
BRAZIL— 3.0%
Communication Services — 0.2%
Telefonica Brasil	400	3,814
Consumer Discretionary — 0.1%
Lojas Americanas*	500	1,753
Consumer Staples — 0.1%
Cia Brasileira de Distribuicao*	100	1,256
Energy — 0.5%
Petroleo Brasileiro	3,400	9,144
Financials — 2.0%
Banco Bradesco	3,400	13,688
Itau Unibanco Holding	3,900	17,460
Itausa - Investimentos Itau	3,600	6,039
		37,187
Materials — 0.1%
Gerdau	700	1,350
Utilities — 0.1%
Cia Energetica de Minas Gerais	600	1,028
TOTAL BRAZIL		55,532

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2020

KraneShares MSCI Emerging Markets ex China Index ETF (concluded)

	Shares	Value
PREFERRED STOCK (continued)
CHILE— 0.1%
Materials — 0.1%
Sociedad Quimica y Minera de Chile	83	$1,902
COLOMBIA — 0.1%
Financials — 0.1%
Bancolombia	307	1,928
RUSSIA — 0.1%
Energy — 0.1%
Surgutneftegas PJSC	4,700	2,262
SOUTH KOREA — 1.2%
Information Technology — 1.2%
Samsung Electronics	700	23,059
TOTAL PREFERRED STOCK
(Cost $145,185)		84,683
TOTAL INVESTMENTS — 98.7%
(Cost $2,439,915)		1,817,302
OTHER ASSETS LESS LIABILITIES — 1.3%		23,399
NET ASSETS — 100%		$1,840,701

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

†       Real Estate Investment Trust

(A)   Currently, no stated interest rate.

ADR — American Depositary Receipt
Cl — Class
GDR — Global Depositary Receipt
PJSC — Public Joint-Stock Company

As of March 31, 2020, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the period ended March 31, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

March 31, 2020

	KraneShares CICC China Leaders 100 Index ETF	KraneShares CSI China Internet ETF		KraneShares Bosera MSCI China A Share ETF
Assets:
Investments at Value	$16,254,235	$2,405,390,068	*	$507,342,065
Cash and Cash Equivalents	180,466	6,585,369		190,911
Foreign Currency at Value	5	—		248,460
Receivable for Capital Shares Sold	—	33,822		—
Dividend and Interest Receivable	—	411,801		—
Unrealized Appreciation on Spot Contracts	—	1,657		—
Total Assets	16,434,706	2,412,422,717		507,781,436
Liabilities:
Payable for Investment Securities Purchased	—	4,430,562		—
Obligation to Return Securities Lending Collateral	—	92,943,944		—
Payable for Capital Shares Redeemed	—	7,069		—
Payable Authorized Participant	152,025	—		—
Payable for Management Fees	9,845	1,345,050		269,764
Payable for Trustees’ Fee	131	17,090		4,049
Payable for Security Lending Fees	—	41,180		—
Total Liabilities	162,001	98,784,895		273,813
Net Assets	$16,272,705	$2,313,637,822		$507,507,623
Net Assets Consist of:
Paid-in Capital	$17,916,748	$2,762,614,283		$574,135,977
Total Distributable Loss	(1,644,043)	(448,976,461)		(66,628,354)
Net Assets	$16,272,705	$2,313,637,822		$507,507,623
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	650,000	51,200,000		17,200,000
Net Asset Value, Offering and Redemption Price Per Share	$25.03	$45.19		$29.51
Cost of Investments	$17,312,039	$2,577,456,979		$532,082,278
Cost of Foreign Currency	5	—		246,835
*Includes Market Value of Securities on Loan	—	88,942,649		—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued)

March 31, 2020

	KraneShares E Fund China Commercial Paper ETF	KraneShares MSCI All China Index ETF	KraneShares MSCI One Belt One Road Index ETF
Assets:
Investments at Value	$12,169,311	$7,052,997	$7,060,037
Affiliated Investments at Value	17,639	—	—
Foreign Currency at Value	1,124,005	6	296
Cash and Cash Equivalents	13,355	8,798	54,859
Dividend and Interest Receivable	172,402	—	16,875
Reclaim Receivable	—	373	1,726
Total Assets	13,496,712	7,062,174	7,133,793
Liabilities:
Payable for Investment Securities Purchased	566,023	—	—
Payable for Capital Shares Redeemed	—	—	23,290
Payable for Management Fees	6,758	2,928	5,285
Payable for Trustees’ Fee	100	123	67
Total Liabilities	572,881	3,051	28,642
Net Assets	$12,923,831	$7,059,123	$7,105,151
Net Assets Consist of:
Paid-in Capital	$13,369,799	$7,133,748	$13,507,600
Total Distributable Loss	(445,968)	(74,625)	(6,402,449)
Net Assets	$12,923,831	$7,059,123	$7,105,151
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	400,000	300,000	400,002
Net Asset Value, Offering and Redemption Price Per Share	$32.31	$23.53	$17.76
Cost of Investments	$12,284,928	$6,981,383	$9,337,877
Cost of Affiliated Investments	17,716	—	—
Cost of Foreign Currency	1,120,974	4	306

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued)

March 31, 2020

	KraneShares Emerging Markets Consumer Technology Index ETF		KraneShares MSCI China Environment Index ETF	KraneShares Electric Vehicles and Future Mobility Index ETF
Assets:
Investments at Value	$23,057,839	*	$1,580,036	$17,638,373	*
Cash and Cash Equivalents	117,145		81,620	69,430
Foreign Currency at Value	1,471		21	11
Dividend and Interest Receivable	52,071		—	17,994
Reclaim Receivable	4,674		—	41,017
Total Assets	23,233,200		1,661,677	17,766,825
Liabilities:
Obligation to Return Securities Lending Collateral	735,292		—	640,629
Payable for Management Fees	13,030		1,143	10,373
Payable for Security Lending Fees	168		—	107
Payable for Trustees’ Fee	141		13	143
Total Liabilities	748,631		1,156	651,252
Net Assets	$22,484,569		$1,660,521	$17,115,573
Net Assets Consist of:
Paid-in Capital	$32,636,230		$3,768,785	$24,205,149
Total Distributable Loss	(10,151,661)		(2,108,264)	(7,089,576)
Net Assets	$22,484,569		$1,660,521	$17,115,573
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	1,150,002		100,002	900,002
Net Asset Value, Offering and Redemption Price Per Share	$19.55		$16.60	$19.02
Cost of Investments	$27,671,991		$1,699,129	$21,175,028
Cost of Foreign Currency	1,477		9	11
*Includes Market Value of Securities on Loan	700,238		—	616,897

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (concluded)

March 31, 2020

	KraneShares MSCI All China Health Care Index ETF	KraneShares CCBS China Corporate High Yield Bond USD Index ETF	KraneShares Emerging Markets Healthcare Index ETF	KraneShares MSCI Emerging Markets ex China Index ETF
Assets:
Investments at Value	$32,114,733	$10,896,084	$1,041,150	$1,817,302
Cash and Cash Equivalents	11,608	132,443	570	12,800
Foreign Currency at Value	55	—	—	64
Dividend and Interest Receivable	276	175,293	1,523	10,599
Reclaim Receivable	—	—	81	763
Total Assets	32,126,672	11,203,820	1,043,324	1,841,528
Liabilities:
Payable for Management Fees	16,829	6,712	682	811
Payable for Trustees’ Fee	210	82	8	16
Payable for Security Lending Fees	27	—	—	—
Total Liabilities	17,066	6,794	690	827
Net Assets	$32,109,606	$11,197,026	$1,042,634	$1,840,701
Net Assets Consist of:
Paid-in Capital	$39,702,661	$11,935,858	$1,611,985	$2,500,050
Total Distributable Loss	(7,593,055)	(738,832)	(569,351)	(659,349)
Net Assets	$32,109,606	$11,197,026	$1,042,634	$1,840,701
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	1,350,002	300,001	50,002	100,002
Net Asset Value, Offering and Redemption Price Per Share	$23.78	$37.32	$20.85	$18.41
Cost of Investments	$29,662,605	$11,829,160	$1,044,188	$2,439,915
Cost of Foreign Currency	55	—	—	64

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the year ended March 31, 2020

	KraneShares CICC China Leaders 100 Index ETF	KraneShares CSI China Internet ETF	KraneShares Bosera MSCI China A Share ETF
Investment Income:
Dividend Income	$111,773	$6,777,088	$14,276,334
Interest Income	1,175	85,217	109,220
Security Lending Income	—	5,794,534	—
Less: Foreign Taxes Withheld	(11,198)	—	(1,430,171)
Total Investment Income	101,750	12,656,839	12,955,383
Expenses:
Management Fees†	75,279	12,698,497	4,789,948
Trustees’ Fees	1,401	219,856	75,308
Security Lending Fees†	—	579,613	—
Insurance Expense	32	24,330	6,457
Total Expenses	76,712	13,522,296	4,871,713
Management Fee Waiver†	—	—	(1,228,199)
Net Expenses	76,712	13,522,296	3,643,514
Net Investment Income (Loss)	25,038	(865,457)	9,311,869
Net Realized Gain on:
Investments	82,221	35,661,480	(5,026,776)
Foreign Currency Translations	(26,947)	(22,720)	(1,030,396)
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	55,274	35,638,760	(6,057,172)
Net Change in Unrealized Appreciation on:
Investments	(1,543,284)	(225,886,395)	(39,734,142)
Foreign Currency Translations	—	(111)	1,624
Net Change in Unrealized Depreciation on Investments and Foreign Currency Translations	(1,543,284)	(225,886,506)	(39,732,518)
Net Realized and Unrealized Loss on Investments and Foreign Currency Translations	(1,488,010)	(190,247,746)	(45,789,690)
Net Decrease in Net Assets Resulting from Operations	$(1,462,972)	$(191,113,203)	$(36,477,821)

†       See Note 3 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)

For the year ended March 31, 2020

	KraneShares E Fund China Commercial Paper ETF	KraneShares MSCI All China Index ETF	KraneShares MSCI One Belt One Road Index ETF
Investment Income:	$560	$157,566	$717,302
Dividend Income
Dividend from Affiliated Investment	6,239	—	—
Interest Income	529,046	325	1,976
Less: Foreign Taxes Withheld	(1,645)	(12,431)	(73,817)
Total Investment Income	534,200	145,460	645,461
Expenses:
Management Fees†	120,039	50,282	131,865
Trustees’ Fees	2,177	900	2,097
Insurance Expense	216	73	245
Total Expenses	122,432	51,255	134,207
Management Fee Waiver†	(21,183)	(14,392)	—
Net Expenses	101,249	36,863	134,207
Net Investment Income	432,951	108,597	511,254
Net Realized Gain (Loss) on:
Investments	22,109	831	(1,409,027)
Affiliated Investments	(16,004)	—	—
Foreign Currency Translations	(707,385)	(254)	(269)
Net Realized Gain (Loss) on Investments, Affiliated Investments and Foreign Currency Translations	(701,280)	577	(1,409,296)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(280,467)	(621,308)	(1,258,589)
Affiliated Investments	6,916	—	—
Foreign Currency Translations	(15,228)	63	(558)
Net Change in Unrealized (Depreciation) on Investments, Affiliated Investments and Foreign Currency Translations	(288,779)	(621,245)	(1,259,147)
Net Realized and Unrealized Loss on Investments, Affiliated Investments and Foreign Currency Translations	(990,059)	(620,668)	(2,668,443)
Net Decrease in Net Assets Resulting from Operations	$(557,108)	$(512,071)	$(2,157,189)

†       See Note 3 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)

For the year ended March 31, 2020

	KraneShares Emerging Markets Consumer Technology Index ETF	KraneShares MSCI China Environment Index ETF	KraneShares Electric Vehicles and Future Mobility Index ETF
Investment Income:
Dividend Income	$294,880	$143,986	$590,629
Interest Income	478	251	1,298
Security Lending Income	27,796	—	71,331
Less: Foreign Taxes Withheld	(27,815)	(3,690)	(46,626)
Total Investment Income	295,339	140,547	616,632
Expenses:
Management Fees†	182,002	23,846	183,424
Trustees’ Fees	2,646	330	3,118
Security Lending Fees†	2,782	—	7,125
Insurance Expense	330	47	381
Total Expenses	187,760	24,223	194,048
Net Expenses	187,760	24,223	194,048
Net Investment Income	107,579	116,324	422,584
Net Realized Gain on:
Investments	(456,903)	(233,701)	731,312
Foreign Currency Translations	(1,632)	178	(1,538)
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	(458,535)	(233,523)	729,774
Net Change in Unrealized Appreciation on:
Investments	(2,901,729)	(401,853)	(1,324,365)
Foreign Currency Translations	(949)	12	(777)
Net Change in Unrealized Depreciation on Investments and Foreign Currency Translations	(2,902,678)	(401,841)	(1,325,142)
Net Realized and Unrealized Loss on Investments and Foreign Currency Translations	(3,361,213)	(635,364)	(595,368)
Net Decrease in Net Assets Resulting from Operations	$(3,253,634)	$(519,040)	$(172,784)

†       See Note 3 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (concluded)

For the year or period ended March 31, 2020

	KraneShares MSCI All China Health Care Index ETF	KraneShares CCBS China Corporate High Yield Bond USD Index ETF	KraneShares Emerging Markets Healthcare Index ETF	KraneShares MSCI Emerging Markets ex China Index ETF(1)
Investment Income:
Dividend Income	$259,420	$—	$13,042	$82,355
Interest Income	2,075	708,517	142	146
Security Lending Income	1,824	—	902	—
Less: Foreign Taxes Withheld	(19,879)	(690)	(716)	(10,624)
Total Investment Income	243,440	707,827	13,370	71,877
Expenses:
Management Fees†	187,953	82,939	12,422	13,781
Trustees’ Fees	2,554	1,722	191	302
Security Lending Fees†	181	—	90	—
Insurance Expense	449	141	52	—
Total Expenses	191,137	84,802	12,755	14,083
Management Fee Waiver†	(25,814)	—	—	(2,376)
Net Expenses	165,323	84,802	12,755	11,707
Net Investment Income	78,117	623,025	615	60,170
Net Realized Gain (Loss) on:
Investments	(3,808,970)	127,239	(215,238)	(20,138)
Foreign Currency Translations	(5,630)	—	519	(2,576)
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	(3,814,600)	127,239	(214,719)	(22,714)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	2,531,274	(1,171,693)	(108,888)	(622,613)
Foreign Currency Translation	18	—	(100)	(560)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	2,531,292	(1,171,693)	(108,988)	(623,173)
Net Realized and Unrealized Loss on Investments and Foreign Currency Translations	(1,283,308)	(1,044,454)	(323,707)	(645,887)
Net Decrease in Net Assets Resulting from Operations	$(1,205,191)	$(421,429)	$(323,092)	$(585,717)

†       See Note 3 in Notes to Financial Statements.

(1)     Commenced Operations on April 12, 2019.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	KraneShares CICC China Leaders 100 Index ETF
	Year Ended March 31, 2020	Year Ended March 31, 2019
Operations:
Net Investment Income	$25,038	$73,945
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	55,274	(330,149)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(1,543,284)	172,753
Net Decrease in Net Assets Resulting from Operations	(1,462,972)	(83,451)
Distributions	(39,838)	(445,172)
Capital Share Transactions:(1)
Issued	20,344,770	—
Redeemed	(5,369,307)	(1,753,543)
Increase (Decrease) in Net Assets from Capital Share Transactions	14,975,463	(1,753,543)
Total Increase (Decrease) in Net Assets	13,472,653	(2,282,166)
Net Assets:
Beginning of Year	2,800,052	5,082,218
End of Year	$16,272,705	$2,800,052
Share Transactions:
Issued	750,000	—
Redeemed	(200,000)	(50,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	550,000	(50,000)

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares CSI China Internet ETF
	Year Ended March 31, 2020	Year Ended March 31, 2019
Operations:
Net Investment Income (Loss)	$(865,457)	$3,207,090
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	35,638,760	(192,395,663)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(225,886,506)	(63,848,491)
Net Decrease in Net Assets Resulting from Operations	(191,113,203)	(253,037,064)
Distributions:	(1,580,181)	(52,775,933)
Capital Share Transactions:(1)
Issued	1,377,877,818	1,491,668,993
Redeemed	(946,051,196)	(739,973,651)
Increase in Net Assets from Capital Share Transactions	431,826,622	751,695,342
Total Increase in Net Assets	239,133,238	445,882,345
Net Assets:
Beginning of Year	2,074,504,584	1,628,622,239
End of Year	$2,313,637,822	$2,074,504,584
Share Transactions:
Issued	28,300,000	32,250,000
Redeemed	(21,200,000)	(14,800,000)
Net Increase in Shares Outstanding from Share Transactions	7,100,000	17,450,000

(1)    Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Bosera MSCI China A Share ETF
	Year Ended March 31, 2020	Year Ended March 31, 2019
Operations:
Net Investment Income	$9,311,869	$7,821,817
Net Realized Loss on Investments and Foreign Currency Translations	(6,057,172)	(36,526,206)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(39,732,518)	(17,097,577)
Net Decrease in Net Assets Resulting from Operations	(36,477,821)	(45,801,966)
Distributions:	(9,500,578)	(10,889,028)
Capital Share Transactions:(1)
Issued	237,310,081	542,064,331
Redeemed	(287,859,292)	(234,661,691)
Increase (Decrease) in Net Assets from Capital Share Transactions	(50,549,211)	307,402,640
Total Increase (Decrease) in Net Assets	(96,527,610)	250,711,646
Net Assets:
Beginning of Year	604,035,233	353,323,587
End of Year	$507,507,623	$604,035,233
Share Transactions:
Issued	7,550,000	16,750,000
Redeemed	(9,300,000)	(8,050,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(1,750,000)	8,700,000

(1)    Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares E Fund China Commercial Paper ETF
	Year Ended March 31, 2020	Year Ended March 31, 2019
Operations:
Net Investment Income	$432,951	$473,954
Net Realized Loss on Investments, Affiliated Investments and Foreign Currency Translations	(701,280)	(488,707)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments and Foreign Currency Translations	(288,779)	(332,349)
Net Decrease in Net Assets Resulting from Operations	(557,108)	(347,102)
Distributions	—	(704,248)
Return of Capital	(521,147)	(28,559)
Capital Share Transactions:(1)
Issued	1,658,813	6,871,858
Redeemed	(6,478,959)	—
Increase (Decrease) in Net Assets from Capital Share Transactions	(4,820,146)	6,871,858
Total Increase (Decrease) in Net Assets	(5,898,401)	5,791,949
Net Assets:
Beginning of Year	18,822,232	13,030,283
End of Year	$12,923,831	$18,822,232
Share Transactions:
Issued	50,000	200,000
Redeemed	(200,000)	—
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(150,000)	200,000

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI All China Index ETF
	Year Ended March 31, 2020	Year Ended March 31, 2019
Operations:
Net Investment Income	$108,597	$22,681
Net Realized Gain on Investments and Foreign Currency Translations	577	59,468
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(621,245)	300,685
Net Increase (Decrease) in Net Assets Resulting from Operations	(512,071)	382,834
Distributions:	(115,192)	(43,104)
Capital Share Transactions:(1)
Issued	1,316,745	3,333,442
Increase in Net Assets from Capital Share Transactions	1,316,745	3,333,442
Total Increase in Net Assets	689,482	3,673,172
Net Assets:
Beginning of Year	6,369,641	2,696,469
End of Year	$7,059,123	$6,369,641
Share Transactions:
Issued	50,000	150,000
Net Increase in Shares Outstanding from Share Transactions	50,000	150,000

(1)    Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI One Belt One Road Index ETF
	Year Ended March 31, 2020	Year Ended March 31, 2019
Operations:
Net Investment Income	$511,254	$558,784
Net Realized Loss on Investments and Foreign Currency Translations	(1,409,296)	(3,080,305)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(1,259,147)	42,282
Net Decrease in Net Assets Resulting from Operations	(2,157,189)	(2,479,239)
Distributions:	(523,629)	(553,422)
Capital Share Transactions:(1)
Issued	—	2,531,004
Redeemed	(11,535,830)	(10,224,309)
Decrease in Net Assets from Capital Share Transactions	(11,535,830)	(7,693,305)
Total Decrease in Net Assets	(14,216,648)	(10,725,966)
Net Assets:
Beginning of Year	21,321,799	32,047,765
End of Year	$7,105,151	$21,321,799
Share Transactions:
Issued	—	100,000
Redeemed	(500,000)	(450,000)
Net Decrease in Shares Outstanding from Share Transactions	(500,000)	(350,000)

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Emerging Markets Consumer Technology Index ETF
	Year Ended March 31, 2020	Year Ended March 31, 2019
Operations:
Net Investment Income (Loss)	$107,579	$(5,737)
Net Realized Loss on Investments and Foreign Currency Translations	(458,535)	(4,658,595)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(2,902,678)	(1,646,885)
Net Decrease in Net Assets Resulting from Operations	(3,253,634)	(6,311,217)
Distributions:	(337,518)	—
Capital Share Transactions:(1)
Issued	11,065,406	31,316,594
Redeemed	(13,669,916)	(20,153,426)
Increase (Decrease) in Net Assets from Capital Share Transactions	(2,604,510)	11,163,168
Total Increase (Decrease) in Net Assets	(6,195,662)	4,851,951
Net Assets:
Beginning of Year	28,680,231	23,828,280
End of Year	$22,484,569	$28,680,231
Share Transactions:
Issued	500,000	1,250,000
Redeemed	(600,000)	(900,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(100,000)	350,000

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI China Environment Index ETF
	Year Ended March 31, 2020	Year Ended March 31, 2019
Operations:
Net Investment Income	$116,324	$116,395
Net Realized Loss on Investments and Foreign Currency Translations	(233,523)	(1,570,720)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(401,841)	441,845
Net Decrease in Net Assets Resulting from Operations	(519,040)	(1,012,480)
Distributions:	(108,818)	(107,314)
Capital Share Transactions:(1)
Issued	—	2,265,922
Redeemed	(1,768,056)	(4,248,046)
Decrease in Net Assets from Capital Share Transactions	(1,768,056)	(1,982,124)
Total Decrease in Net Assets	(2,395,914)	(3,101,918)
Net Assets:
Beginning of Year	4,056,435	7,158,353
End of Year	$1,660,521	$4,056,435
Share Transactions:
Issued	—	100,000
Redeemed	(100,000)	(200,000)
Net Decrease in Shares Outstanding from Share Transactions	(100,000)	(100,000)

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Electric Vehicles and Future Mobility Index ETF
	Year Ended March 31, 2020	Year Ended March 31, 2019
Operations:
Net Investment Income	$422,584	$305,894
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	729,774	(2,855,760)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(1,325,142)	(996,927)
Net Decrease in Net Assets Resulting from Operations	(172,784)	(3,546,793)
Distributions:	(391,574)	(382,192)
Capital Share Transactions:(1)
Issued	1,039,945	10,157,198
Redeemed	(16,385,856)	—
Increase (Decrease) in Net Assets from Capital Share Transactions	(15,345,911)	10,157,198
Total Increase (Decrease) in Net Assets	(15,910,269)	6,228,213
Net Assets:
Beginning of Year	33,025,842	26,797,629
End of Year	$17,115,573	$33,025,842
Share Transactions:
Issued	50,000	450,000
Redeemed	(750,000)	—
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(700,000)	450,000

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI All China Health Care Index ETF
	Year Ended March 31, 2020	Year Ended March 31, 2019
Operations:
Net Investment Income	$78,117	$24,544
Net Realized Loss on Investments and Foreign Currency Translations	(3,814,600)	(6,156,072)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	2,531,292	(248,794)
Net Decrease in Net Assets Resulting from Operations	(1,205,191)	(6,380,322)
Distributions:	(54,459)	(136,712)
Capital Share Transactions:(1)
Issued	14,879,626	52,247,029
Redeemed	(20,514,237)	(10,724,139)
Increase (Decrease) in Net Assets from Capital Share Transactions	(5,634,611)	41,522,890
Total Increase (Decrease) in Net Assets	(6,894,261)	35,005,856
Net Assets:
Beginning of Year	39,003,867	3,998,011
End of Year	$32,109,606	$39,003,867
Share Transactions:
Issued	600,000	2,150,000
Redeemed	(1,000,000)	(550,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(400,000)	1,600,000

(1)    Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares CCBS China Corporate High Yield Bond USD Index ETF
	Year Ended March 31, 2020	Period Ended March 31, 2019(1)
Operations:
Net Investment Income	$623,025	$431,819
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	127,239	(12,382)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(1,171,693)	238,617
Net Increase (Decrease) in Net Assets Resulting from Operations	(421,429)	658,054
Distributions	(601,337)	(374,120)
Return of Capital	—	(49,368)
Capital Share Transactions:(2)
Issued	—	11,985,226
Increase in Net Assets from Capital Share Transactions	—	11,985,226
Total Increase (Decrease) in Net Assets	(1,022,766)	12,219,792
Net Assets:
Beginning of Year/Period	12,219,792	—
End of Year/Period	$11,197,026	$12,219,792
Share Transactions:
Issued	—	300,001
Net Increase in Shares Outstanding from Share Transactions	—	300,001

(1)    Commenced operations on June 26, 2018.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Emerging Markets Healthcare Index ETF
	Year Ended March 31, 2020	Period Ended March 31, 2019(1)
Operations:
Net Investment Income (Loss)	$615	$(7,486)
Net Realized Loss on Investments and Foreign Currency Translations	(214,719)	(327,821)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(108,988)	105,842
Net Decrease in Net Assets Resulting from Operations	(323,092)	(229,465)
Distributions	(18,337)	(752)
Return of Capital	(611)	—
Capital Share Transactions:(2)
Issued	—	5,708,901
Redeemed	(3,091,737)	(1,002,273)
Increase (Decrease) in Net Assets from Capital Share Transactions	(3,091,737)	4,706,628
Total Increase (Decrease) in Net Assets	(3,433,777)	4,476,411
Net Assets:
Beginning of Year/Period	4,476,411	—
End of Year/Period	$1,042,634	$4,476,411
Share Transactions:
Issued	—	250,002
Redeemed	(150,000)	(50,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(150,000)	200,002

(1)    Commenced operations on August 29, 2018.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (concluded)

KraneShares MSCI Emerging Markets ex China Index ETF
Period Ended March 31, 2020(1)
Operations:
Net Investment Income	$60,170
Net Realized Loss on Investments and Foreign Currency Translations	(22,714)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(623,173)
Net Decrease in Net Assets Resulting from Operations	(585,717)
Distributions:	(73,632)
Capital Share Transactions:(2)
Issued	2,500,050
Increase in Net Assets from Capital Share Transactions	2,500,050
Total Increase in Net Assets	1,840,701
Net Assets:
Beginning of Period	—
End of Period	$1,840,701
Share Transactions:
Issued	100,002
Net Increase in Shares Outstanding from Share Transactions	100,002

(1)    Commenced operations on April 12, 2019.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares CICC China Leaders 100 Index ETF(1)
2020	28.00	0.06	(2.98)	(2.92)	(0.05)	—	—
2019	33.88	0.66	(2.09)	(1.43)	(0.68)	(3.77)	—
2018(2)	34.06	0.24	7.22	7.46	(0.30)	(7.34)	—
2017	28.02	0.21	6.54	6.75	(0.33)	—	(0.38)
2016#	34.20	0.18	(3.21)	(3.03)	(0.25)	(2.89)	(0.01)
KraneShares CSI China Internet ETF
2020	47.04	(0.02)	(1.79)	(1.81)	(0.04)	—	—
2019	61.11	0.10	(12.90)	(12.80)	(0.01)	(1.26)	—
2018(2)	42.21	(0.19)	19.43	19.24	(0.34)	—	—
2017	35.76	(0.27)	7.13	6.86	(0.30)	—	(0.11)
2016	34.18	(0.20)	1.84	1.64	(0.06)	—	—(6)
KraneShares Bosera MSCI China A Share ETF
2020	31.88	0.47	(2.34)	(1.87)	(0.50)	—	—
2019	34.47	0.60	(2.27)	(1.67)	(0.52)	(0.40)	—
2018(2)	28.38	0.21	6.22	6.43	(0.18)	(0.16)	—
2017	30.37	(0.01)	(0.67)	(0.68)	—	(0.85)	(0.46)
2016	53.55	0.62	(13.67)	(13.05)	(0.41)	(9.72)	—
KraneShares E Fund China Commercial Paper ETF
2020	34.22	0.81	(1.75)	(0.94)	—	—	(0.97)
2019	37.23	1.31	(2.29)	(0.98)	(1.95)	—	(0.08)
2018(2)	32.82	1.07	3.34	4.41	—	—	—
2017	34.18	0.61	(1.96)	(1.35)	—	—	(0.01)
2016	34.81	1.01	(1.39)	(0.38)	(0.21)	(0.01)	(0.03)
*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.
^	The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the year/period as reported in the Statements of Operations and do not reflect the Fund’s proportionate share of the income and expenses of the money market funds.
#	After the close of the markets on September 13, 2016, the Fund effected a 2 for 1 share split. Per share data has been adjusted to reflect the share split.
(1)	Effective November 1, 2018, the KraneShares Zacks New China ETF is renamed the KraneShares CICC China Leaders 100 Index ETF.
(2)	March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.
(3)	As of July 28, 2017, pursuant to the terms of an Expense Limitation Agreement, the Adviser has contractually agreed to reduce its management fee and/or reimburse the Fund in an amount equal to the fees paid by the Fund to counsel to the Independent Trustees of the Trust until July 31, 2018.
(4)	During the year ended March 31, 2019, the Fund participated in securities lending, generating $9,746,130 in security lending income. The expense ratios include $968,632 in security lending fees paid to the Adviser. Had these fees been excluded, the expense ratios would have been 0.69% and 0.70%, respectively.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(0.05)	25.03	(10.45)	16,273	0.69	0.69	0.23	126
(4.45)	28.00	(0.62)	2,800	0.70	0.70	2.21	181
(7.64)	33.88	22.57	5,082	0.71(3)	0.71(3)	0.64	105
(0.71)	34.06	24.54	3,406	0.84	0.84	0.55	86
(3.15)	28.02	(9.71)	2,803	0.73	0.73	0.60	575

(0.04)	45.19	(3.85)	2,313,638	0.73(5)	0.73(5)	(0.05)	33
(1.27)	47.04	(20.44)	2,074,505	0.75(4)	0.76(4)	0.20	70
(0.34)	61.11	45.62	1,628,622	0.70(3)	0.70(3)	(0.33)	29
(0.41)	42.21	19.44	291,257	0.81	0.81	(0.72)	35
(0.06)	35.76	4.77	194,869	0.72	0.72	(0.56)	27

(0.50)	29.51	(5.98)	507,508	0.59	0.80	1.52	91
(0.92)	31.88	(4.01)	604,035	0.60	0.80	2.05	106
(0.34)	34.47	22.68	353,324	0.60	0.80	0.61	52
(1.31)	28.38	(2.04)	52,494	0.72(7)	0.84(7)	(0.04)	95
(10.13)	30.37	(27.18)	4,555	0.93(8)	1.18(8)	1.18	116

(0.97)	32.31	(2.75)	12,924	0.57^	0.70^	2.46^	—
(2.03)	34.22	(2.52)	18,822	0.58^	0.70^	3.76^	—
—	37.23	13.44	13,030	0.77^(3)(9)	0.89^(3)(9)	3.10^	—
(0.01)	32.82	(3.95)(10)	9,845	0.95^	1.07^	1.84^	—
(0.25)	34.18	(1.11)	18,799	0.57^	0.69^	2.92^	717

(5)     During the year ended March 31, 2020, the Fund participated in securities lending, generating $5,794,534 in security lending income. The expense ratios include $579,613 in security lending fees paid to the Adviser. Had these fees been excluded, the expense ratios would have been 0.69% and 0.69%, respectively.

(6)     Amount was less than $0.005 per share.

(7)     As of February 17, 2017, pursuant to the terms of an Expense Limitation Agreement, the Adviser had contractually agreed to waive its management fee by 0.20% of the Fund’s average daily net assets.

(8)     Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Fund paid the Adviser a fee, calculated daily and paid monthly, at an annual rate of 0.78% of the average daily net assets of the Fund (prior to March 24, 2016, the Fund paid the Adviser at an annual rate of 1.10% of the average daily net assets of the Fund). Effective March 24, 2016, pursuant to the terms of an Expense Limitation Agreement, the Adviser had contractually agreed to reduce its management fee to 0.68% of the Fund’s average daily net assets until July 31, 2017.

(9)    The expenses during the year include a one-time, non-recurring expense. Had this expense not been included, the net and gross expense ratios for the period would have been 0.59% and 0.71%, respectively.

(10)   Fund received reimbursement from third-party for dilution to shareholders for an accounting error. Absent the reimbursement, total return would have been (4.44)%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights (continued)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares MSCI All China Index ETF
2020	25.48	0.36	(1.93)	(1.57)	(0.38)	—	—
2019	26.96	0.18	(1.23)	(1.05)	(0.43)	—	—
2018(1)	22.56	0.45	4.28	4.73	(0.33)	—	—
2017	21.66	0.37	1.88	2.25	(0.70)	(0.47)	(0.18)
2016	25.63	0.29	(3.86)	(3.57)	(0.35)	(0.05)	—
KraneShares MSCI One Belt One Road Index ETF
2020	23.69	0.70	(5.58)	(4.88)	(1.05)	—	—
2019	25.64	0.48	(1.82)	(1.34)	(0.61)	—	—
2018(1)(3)	25.00	0.08	0.59(6)	0.67	(0.03)	—	—
KraneShares Emerging Markets Consumer Technology Index ETF
2020	22.94	0.10	(3.07)	(2.97)	(0.42)	—	—
2019	26.48	(0.00)	(3.54)	(3.54)	—	—	—
2018(1)(5)	25.00	(0.03)	1.51(6)	1.48	—	—	—
KraneShares MSCI China Environment Index ETF
2020	20.28	0.70	(3.29)	(2.59)	(1.09)	—	—
2019	23.86	0.39	(3.61)	(3.22)	(0.36)	—	—
2018(1)(8)	25.00	(0.09)	(1.05)	(1.14)	—	—	—
KraneShares Electric Vehicles and Future Mobility Index ETF
2020	20.64	0.33	(1.51)	(1.18)	(0.44)	—	—
2019	23.30	0.21	(2.62)	(2.41)	(0.25)	—	—
2018(1)(10)	25.00	0.02	(1.72)	(1.70)	—	—	—
KraneShares MSCI All China Health Care Index ETF
2020	22.29	0.07	1.48	1.55	(0.06)	—	—
2019	26.65	0.02	(4.30)	(4.28)	(0.04)	(0.04)	—
2018(1)(12)	25.00	(0.03)	1.68	1.65	—	—	—
*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
^	The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the year/period as reported in the Statements of Operations and do not reflect the Fund’s proportionate share of the income and expenses from investments in other investment companies.
‡	The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the year/period as reported in the Statements of Operations and do not reflect the Fund’s proportionate share of the income and expenses from investments in other investment companies, except for investments in the KraneShares Bosera MSCI China A Share ETF.
(1)	March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.
(2)	As of July 28, 2017, pursuant to the terms of an Expense Limitation Agreement, the Adviser has contractually agreed to reduce its management fee and/or reimburse the Fund in an amount equal to the fees paid by the Fund to counsel to the Independent Trustees of the Trust until July 31, 2018.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(0.38)	23.53	(6.30)	7,059	0.49	0.69	1.47	7
(0.43)	25.48	(3.52)	6,370	0.67	0.69	0.74	62
(0.33)	26.96	20.99	2,696	0.63^(2)	0.72^(2)	1.75^	3
(1.35)	22.56	11.24	2,256	0.37^	0.73^	1.70^	25
(0.40)	21.66	(14.00)	2,166	0.91‡	1.12‡	1.27‡	1

(1.05)	17.76	(21.78)	7,105	0.80	0.80	3.03	30
(0.61)	23.69	(4.94)	21,322	0.79	0.79	2.05	72
(0.03)	25.64	2.67	32,048	0.79^†(2)(4)	0.80^†(2)(4)	0.52^†(4)	1††

(0.42)	19.55	(13.29)	22,485	0.81	0.81	0.46	56
—	22.94	(13.37)	28,680	0.80	0.80	(0.02)	119
—	26.48	5.92	23,828	0.79†(2)(7)	0.79†(2)(7)	(0.23)†(7)	—††

(1.09)	16.60	(13.17)	1,661	0.79	0.79	3.81	53
(0.36)	20.28	(13.28)	4,056	0.79	0.80	1.92	147
—	23.86	(4.56)	7,158	0.78†(2)(9)	0.79†(2)(9)	(0.78)†(9)	36††

(0.44)	19.02	(6.15)	17,116	0.72	0.72	1.57	53
(0.25)	20.64	(10.19)	33,026	0.70	0.70	0.98	74
—	23.30	(6.80)	26,798	0.70†(11)	0.70†(11)	0.43†(11)	18††

(0.06)	23.78	6.95	32,110	0.69	0.79	0.32	101
(0.08)	22.29	(15.99)	39,004	0.79	0.79	0.08	71
—	26.65	6.60	3,998	0.82†(13)	0.82†(13)	(0.82)†(13)	—††
(3)      The Fund commenced operations on September 7, 2017.

(4)      The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.78%, 0.79% and 0.53%, respectively.

(5)      The Fund commenced operations on October 11, 2017.

(6)       Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(7)      The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.78%, 0.78% and (0.22)%, respectively.

(8)      The Fund commenced operations on October 12, 2017.

(9)      The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.78%, 0.79% and (0.78)%, respectively.

(10)    The Fund commenced operations on January 18, 2018.

(11)    The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.69%, 0.69% and 0.44%, respectively.

(12)    The Fund commenced operations on January 31, 2018.

(13)    The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.79%, 0.79% and (0.79)%, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Highlights (concluded)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares CCBS China Corporate High Yield Bond USD Index ETF
2020	40.73	2.08	(3.49)	(1.41)	(1.81)	(0.19)	—
2019(1)	40.00	1.55	0.67	2.22	(1.31)	—(2)	(0.18)
KraneShares Emerging Markets Healthcare Index ETF
2020	22.38	0.01	(1.16)	(1.15)	(0.37)	—	(0.01)
2019(3)	25.00	(0.04)	(2.58)	(2.62)	—(2)	—	—
KraneShares MSCI Emerging Markets ex China Index ETF
2020(4)	25.00	0.60	(6.45)	(5.85)	(0.74)	—	—
*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
(1)	The Fund commenced operations on June 26, 2018.
(2)	Amount was less than $0.005 per share.
(3)	The Fund commenced operations on August 29, 2018.
(4)	The Fund commenced operations on April 12, 2019.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(2.00)	37.32	(3.72)	11,197	0.70	0.70	5.12	70
(1.49)	40.73	5.72	12,220	0.69†	0.69†	5.13†	38††

(0.38)	20.85	(5.25)	1,043	0.80	0.80	0.04	61
—	22.38	(10.47)	4,476	0.79†	0.79†	(0.34)†	57††

(0.74)	18.41	(24.31)	1,841	0.50†	0.60†	2.54†	5††

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. ORGANIZATION

KraneShares Trust (the “Trust”) is a Delaware Statutory Trust formed on February 3, 2012. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of March 31, 2020, the Trust had seventeen operational series. The financial statements herein and the related notes pertain to the KraneShares CICC China Leaders 100 Index ETF, KraneShares CSI China Internet ETF, KraneShares Bosera MSCI China A Share ETF, KraneShares E Fund China Commercial Paper ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Environment Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares CCBS China Corporate High Yield Bond USD Index ETF, KraneShares Emerging Markets Healthcare Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF (each, a “Fund” and collectively, the “Funds”). KraneShares Bosera MSCI China A Share ETF, KraneShares MSCI All China Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF are diversified Funds, as defined under Section 5(b)(1) of the Investment Company Act of 1940; while the KraneShares CICC China Leaders 100 Index ETF, KraneShares CSI China Internet ETF, KraneShares E Fund China Commercial Paper ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Environment Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares CCBS China Corporate High Yield Bond USD Index ETF and KraneShares Emerging Markets Healthcare Index ETF are non-diversified Funds. Krane Funds Advisors, LLC (“Krane” or the ‘‘Adviser’’), a Delaware limited liability company, serves as the investment adviser for the Funds and is subject to the supervision of the Board of Trustees (the ‘‘Board’’). The Adviser is responsible for managing the investment activities of the Funds, the Funds’ business affairs and other administrative matters. The Adviser may use sub-advisers (each, a “Sub-Adviser” or collectively, the “Sub-Advisers”) to perform the day-to-day management of the Funds.

China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited owns a majority stake in Krane. Central Huijin Investment Limited, a mainland Chinese-domiciled entity, currently holds approximately 44.3% of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC, located at 280 Park Avenue 32nd Floor, New York, New York, 10017, holds the remaining equity interests in Krane and Jonathan Krane, through his equity interests in KFA One Holdings, LLC, beneficially owns more than 10% of the equity interests in Krane.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), (the “Exchange”). Market prices for Fund shares (“Shares”) may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares or multiples thereof, called “Creation Units”. This does not mean, however, that individual investors will be able to redeem and purchase Shares directly with the series of the Trust. Only Authorized Participants can redeem and purchase Creation Units of Shares directly. Each Fund will issue and redeem Shares for a basket of securities and/or a balancing cash amount. Individual shares trade in the secondary market at market prices that change throughout the day.

Notes to Financial Statements (continued)

The investment objective of each Fund in the table below is to seek investment results that generally correspond (before fees and expenses) to its respective index listed below (each, an “Underlying Index”):

KraneShares Fund	Index
KraneShares CICC China Leaders 100 Index ETF	CSI CICC Select 100 Index
KraneShares CSI China Internet ETF	CSI Overseas China Internet Index
KraneShares Bosera MSCI China A Share ETF	MSCI China A Index
KraneShares E Fund China Commercial Paper ETF	CSI Diversified High Grade Commercial Paper Index
KraneShares MSCI All China Index ETF	MSCI China All Shares Index
KraneShares MSCI One Belt One Road Index ETF	MSCI Global China Infrastructure Exposure Index
KraneShares Emerging Markets Consumer Technology Index ETF	Solactive Emerging Market Consumer Technology Index
KraneShares MSCI China Environment Index ETF	MSCI China IMI Environment 10/40 Index
KraneShares Electric Vehicles and Future Mobility Index ETF	Solactive Electric Vehicles and Future Mobility Index
KraneShares MSCI All China Health Care Index ETF	MSCI China All Shares Health Care 10/40 Index
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	Solactive USD China Corporate High Yield Bond Index
KraneShares Emerging Markets Healthcare Index ETF	Solactive Emerging Markets Healthcare Index
KraneShares MSCI Emerging Markets ex China Index ETF	MSCI Emerging Markets ex China Index

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

SECURITY VALUATION — The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities and withholdings) by the total number of shares of a Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per share for each Fund normally is calculated by the Administrator and determined as of the regularly scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the Exchange is open.

In calculating the values of each Fund’s portfolio securities, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such

Notes to Financial Statements (continued)

values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent. Exchange-traded options are valued at the last reported sales price on the exchange on which they are listed. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established by the board of trade on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing agent. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time. Prices for most securities held by a Fund are provided daily by independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two. As of and during the year ended March 31, 2020, the Funds did not hold options, swaps and futures.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued at the last reported sale price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. If there is no such reported sale, such securities are valued at the most recently reported bid price.

Securities for which market prices are not ‘‘readily available,’’ or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from the Trust’s third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using ‘‘fair value’’ pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time. A Fund may fair value certain of the foreign securities held by a Fund each day a Fund calculates its NAV.

In addition, a Fund may fair value its securities if an event that may materially affect the value of a Fund’s securities that trade outside of the United States (a ‘‘Significant Event’’) has occurred between the time of the security’s last close and the time that a Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Krane becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which a Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Fair Valuation Committee be called.

Notes to Financial Statements (continued)

With respect to trade-halted securities, the Trust typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless Krane recommends and the Trust’s Fair Valuation Committee determines to make additional adjustments. Certain foreign securities exchanges have mechanisms in place that confine one day’s price movement in an individual security to a pre-determined price range based on that day’s opening price (‘‘Collared Securities’’). Fair value determinations for Collared Securities will generally be capped by Krane based on any applicable pre-determined ‘‘limit down’’ or ‘‘limit up’’ prices established by the relevant foreign securities exchange. As an example, China A-Shares can only be plus or minus ten percent in one day of trading in the relevant mainland China equity market. As a result, the fair value price determination on a given day will generally be capped plus or minus ten percent.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index. This may adversely affect a Fund’s ability to track the Underlying Index.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which a Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of a Fund’s portfolio securities and the net asset value of its shares may change on days when you will not be able to purchase or sell your shares. Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units.

As of March 31, 2020, the total market value of securities valued in accordance with Fair Value Procedures is as follows:

KraneShares Fund	Fair Valued Amount	% of Net Assets
KraneShares CICC China Leaders 100 Index ETF	$0	0.0%
KraneShares Bosera MSCI China A Share ETF	260,655	0.1%
KraneShares MSCI All China Index ETF	3,374	0.0%
KraneShares MSCI One Belt One Road Index ETF	30,731	0.4%
KraneShares MSCI China Environment Index ETF	1,061	0.1%

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly,

Notes to Financial Statements (continued)

the fair value hierarchy gives the highest priority to quoted prices (unadjusted)in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2 — Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Funds have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost).

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments, broker quotes, fair value of investments for which the Funds do not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, refer to each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute annually all or substantially all of its taxable income and gains to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of March 31, 2020, management of the Funds has reviewed all open tax years since inception and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Interest income is recognized on the accrual basis from the settlement date.

Notes to Financial Statements (continued)

Dividend income received from affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of affiliated funds are on the basis of specific identification. See details on the Statements of Operations.

FOREIGN CURRENCY — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Funds distribute their net investment income at least annually. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date.

CASH OVERDRAFT CHARGES — Per the terms of an agreement with Brown Brothers Harriman & Co. (“BBH”),the Funds’ Custodian, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of LIBOR plus 2.00%. Cash overdraft charges are included in “Interest Expense” on the Statements of Operations.

SECURITIES LENDING — The Funds may lend securities from their portfolios to brokers, dealers and other financial institutions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to receive payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. Loans of portfolio securities will not exceed 33 1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). A Fund will receive collateral consisting of cash in the form of U.S. dollars, foreign currency, or securities issued or fully guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 102% on domestic securities and 105% on international securities of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Krane and a sub-adviser are subject to potential conflicts of interest because the compensation paid to them increases in connection with any net income received by a Fund from a securities lending program. Each Fund pays Krane 10% of any net monthly income received from the investment of cash collateral and loan fees received from borrowers in respect of each securities loan (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers) (see Note 3).

Notes to Financial Statements (continued)

The following table discloses the securities on loan as of March 31, 2020:

KraneShares Fund	Market Value of Securities on Loan	Cash Collateral for Securities on Loan
KraneShares CSI China Internet ETF	$88,942,649	$92,943,944
KraneShares Emerging Markets Consumer Technology Index ETF	700,238	735,292
KraneShares Electric Vehicles and Future Mobility Index ETF	616,897	640,629

CREATION UNITS — The Funds issue and redeem Shares at NAV and only in large blocks of Shares (each block of Shares for a Fund is a Creation Unit of 50,000 Shares, or multiples thereof).

Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (‘‘DTC’’) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees when buying or selling Shares. If a Creation Unit is purchased or redeemed for cash, a higher transaction fee will be charged.

The following table discloses Creation Unit breakdown for the year ended March 31, 2020:

KraneShares Fund	Creation Unit Shares	Standard Transaction Fee – Subscriptions	Value at March 31, 2020	Standard Transaction Fee – Redemptions	Maximum Variable Transaction Fee*
KraneShares CICC China Leaders 100 Index ETF	50,000	$1,700	$1,251,500	$1,700	2.00%
KraneShares CSI China Internet ETF	50,000	500	2,259,500	500	2.00%
KraneShares Bosera MSCI China A Share ETF	50,000	7,500	1,475,500	7,500	2.00%
KraneShares E Fund China Commercial Paper ETF	50,000	1,000	1,615,500	1,000	2.00%
KraneShares MSCI All China Index ETF	50,000	4,900	1,176,500	4,900	2.00%
KraneShares MSCI One Belt One Road Index ETF	50,000	3,600	888,000	3,600	2.00%
KraneShares Emerging Markets Consumer Technology Index ETF	50,000	1,500	977,500	1,500	2.00%
KraneShares MSCI China Environment Index ETF	50,000	800	830,000	800	2.00%
KraneShares Electric Vehicles and Future Mobility Index ETF	50,000	800	951,000	800	2.00%
KraneShares MSCI All China Health Care Index ETF	50,000	1,200	1,189,000	1,200	2.00%
KraneShares CCBS China Corporate High Yield Bond USD Index Fund	50,000	1,000	1,866,000	1,000	2.00%
KraneShares Emerging Markets Healthcare Index ETF	50,000	2,100	1,042,500	2,100	2.00%
KraneShares Emerging Markets ex China Index ETF	100,000	17,500	1,841,000	17,500	2.00%

____________

*       As a percentage of the Creation Unit(s) purchased.

Notes to Financial Statements (continued)

CASH AND CASH EQUIVALENTS — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

3. RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT — The Adviser serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust on behalf of each Fund and the Adviser (the “Agreement”). Under the Agreement, Krane is responsible for reviewing, supervising and administering each Fund’s investment program and the general management and administration of the Trust. In addition to these services, to the extent a Fund engages in securities lending, Krane will: (i) assist the securities lending agent of the Fund (the “Agent”) to determine which securities are available for loan, (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Krane’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Fund’s participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning the Agent’s activities, and (vi) such other related duties as Krane deems necessary or appropriate (this provision became effective with respect to the Funds on the later of October 5, 2017, or the date the Fund commenced operations). The Board of Trustees of the Trust supervises Krane and establishes policies that Krane must follow in its management activities.

The Agreement requires the Adviser to pay all operating expenses of the Funds, except: (a) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (b) expenses of the Funds incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (c) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees; (d) “Acquired Fund Fees and Expenses” (as defined by Form N-1A under the 1940 Act); (e) litigation expenses; (f) the compensation payable to the Adviser under the Agreement; (g) compensation and expenses of the Independent Trustees (including any fees of independent legal counsel to the Independent Trustees); and (h) any expenses determined to be extraordinary expenses by the Board. In addition, effective on the later of October 5, 2017, or the date the Fund commenced operations, under the Agreement, while the fees and expenses related to the Funds’ securities lending-related activities reduce the gross revenues and income of the Funds from such activities, they are not fees and expenses for which Krane is responsible.

Each Agreement provides that each Fund pays a unitary (or unified) fee to the Adviser for advisory and management services provided to the Fund, subject to the exceptions noted herein. In this context, there exists a risk that a Trust service provider will seek recourse against the Trust if is not timely paid by Krane for the fees and expenses for which it is responsible, which could materially adversely affect the Funds. Pursuant to the Agreement between the Trust and the Adviser, the Funds below pay the Adviser a fee, which is calculated daily and paid monthly, at the following annual rates, based on a percentage of the average daily net assets of each Fund. In addition, as compensation for the services provided by the Adviser in connection with any securities lending-related activities, each Fund pays the Adviser 10% of the monthly investment income received from the investment

Notes to Financial Statements (continued)

of cash collateral and loan fees received from borrowers in respect to securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers), included on the Statements of Operations as “Security Lending Fees”.

KraneShares Fund	Management Fee
KraneShares CICC China Leaders 100 Index ETF	0.68%
KraneShares CSI China Internet ETF	0.68%
KraneShares Bosera MSCI China A Share ETF	0.78%
KraneShares E Fund China Commercial Paper ETF	0.68%
KraneShares MSCI All China Index ETF	0.68%
KraneShares MSCI One Belt One Road Index ETF	0.78%
KraneShares Emerging Markets Consumer Technology Index ETF	0.78%
KraneShares MSCI China Environment Index ETF	0.78%
KraneShares Electric Vehicles and Future Mobility Index ETF	0.68%
KraneShares MSCI All China Health Care Index ETF	0.78%
KraneShares CCBS China Corporate High Yield Bond USD Index Fund	0.68%
KraneShares Emerging Markets Healthcare Index ETF	0.78%
KraneShares MSCI Emerging Markets ex China Index ETF	0.58%

Pursuant to the terms of a Fee Waiver Agreement, the Adviser has contractually agreed to waive its management fee for the KraneShares Bosera MSCI China A Share ETF by 0.20% of the Fund’s average daily net assets. This contractual fee waiver will continue until August 1, 2020, and may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

Pursuant to the terms of a Fee Waiver Agreement, the Adviser has contractually agreed to reduce its management fee for the KraneShares E Fund China Commercial Paper ETF by 0.12% of the Fund’s average daily net assets until August 1, 2020. The Fee Waiver Agreement may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

Effective April 12, 2019, pursuant to the terms of a Fee Waiver Agreement, Krane has contractually agreed to waive its advisory fee for the KraneShares MSCI All China Index ETF by 0.20% of the Fund’s average daily net assets and reduce its management fee in an amount equal to any Acquired Fund Fees and Expenses incurred by the Fund from its investments in the KraneShares Bosera MSCI China A Share ETF. This Fee Waiver Agreement will continue until August 1, 2020. The Fee Waiver Agreement may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

Effective May 30, 2019, Krane has contractually agreed to waive its management fee for the KraneShares MSCI All China Health Care Index ETF by 0.14% of the Fund’s average daily net assets. Krane has contractually agreed to waive its management fee for the KraneShares MSCI Emerging Markets ex China Index ETF by 0.10% of the Fund’s average daily net assets. The Fee Waiver Agreements will continue until August 1, 2020, and may only be terminated prior thereto by the Board.

Effective March 31, 2020, Krane has contractually agreed to waived its management fee for the KraneShares Emerging Markets Consumer Technology Index ETF by 0.10% of the Fund’s average daily assets. The Fee Waiver Agreement will continue until August 21, 2021, and may only be terminated prior thereto by the Board.

Notes to Financial Statements (continued)

The Adviser and each Sub-Adviser bear all of their own costs associated with providing these advisory services.

SUB-ADVISORY AGREEMENT — Bosera Asset Management (International) Co., Ltd. (“Bosera”), operating out of Hong Kong, serves as the Sub-Adviser to the KraneShares Bosera MSCI China A Share ETF and is responsible for the day-to-day management of the Fund, subject to the supervision by the Adviser and the Board. For the services Bosera provides to KraneShares Bosera MSCI China A Share ETF, the Adviser pays Bosera a fee equal to 50% of the net revenue the Adviser receives from the Fund.

CCB Securities Ltd. (“CCBS”), located at 18/F CCB Centre, 18 Wang Chiu Road, Kowloon Bay, Kowloon, Hong Kong, serves as the sub-adviser of KraneShares CCBS China Corporate High Yield Bond USD Index ETF. CCBS is responsible for the day-to-day investment management of the Fund, subject to the supervision of Krane and the Board. The Adviser has entered into a Sub-Advisory Agreement with CCBS pursuant to which the Adviser has agreed to pay CCBS a fee equal to 50% of net revenue earned by the Adviser from the Fund. For these purposes, net revenue is defined as gross revenue less gross fund-related expenses (including any waiver by the Adviser of its compensation under the investment advisory agreement and any payments or reimbursements by Krane of the Fund’s expenses).

E Fund Management (Hong Kong) Co., Limited (‘‘E Fund”), operating out of Hong Kong, serves as the Sub-Adviser to the KraneShares E Fund China Commercial Paper ETF and is responsible for the day-to-day management of the Fund, subject to the supervision by the Adviser and the Board. For the services E Fund provides to KraneShares E Fund China Commercial Paper ETF, the Adviser pays E Fund a fee equal to 50% of the net revenue the Adviser receives from the Fund.

DISTRIBUTION AGREEMENT — SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company, and an affiliate of the administrator, serves as the Funds’ distributor of Creation Units pursuant to a Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the year ended March 31, 2020 no fees were charged under the Plan. Fees would only be charged under the Plan upon approval by the Board.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT — SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an Administration Agreement. BBH serves as the Funds’ Custodian and Transfer Agent pursuant to a Custodian and Transfer Agent Agreement.

Notes to Financial Statements (continued)

4. INVESTMENT TRANSACTIONS

For the year ended March 31, 2020, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government and short-term securities were:

KraneShares Funds	Purchases	Sales and Maturities
KraneShares CICC China Leaders 100 Index ETF	$28,427,942	$13,508,147
KraneShares CSI China Internet ETF	708,896,988	611,794,993
KraneShares Bosera MSCI China A Share ETF	545,972,228	595,004,954
KraneShares E Fund China Commercial Paper ETF	—	—
KraneShares MSCI All China Index ETF	1,607,925	494,279
KraneShares MSCI One Belt One Road Index ETF	4,937,979	11,175,336
KraneShares Emerging Markets Consumer Technology Index ETF	13,030,040	14,045,819
KraneShares MSCI China Environment Index ETF	1,553,439	3,280,615
KraneShares Electric Vehicles and Future Mobility Index ETF	13,836,671	17,083,722
KraneShares MSCI All China Health Care Index ETF	25,122,601	30,268,145
KraneShares CCBS China Corporate High Yield Bond USD Index Fund	8,671,784	8,087,963
KraneShares Emerging Markets Healthcare Index ETF	1,058,433	4,099,469
KraneShares MSCI Emerging Markets ex China Index ETF	2,616,142	125,988

During the year ended March 31, 2020, there were no purchases or sales of long-term U.S. government securities for the Funds.

For the year ended March 31, 2020, in-kind transactions associated with creations and redemptions were:

	Purchases	Sales and Maturities	Realized Gain (Loss)
KraneShares CSI China Internet ETF	$1,038,993,134	$707,156,148	$89,214,428
KraneShares MSCI All China Index ETF	228,015	—	—
KraneShares MSCI One Belt One Road Index ETF	—	5,313,765	(26,781)
KraneShares Emerging Markets Consumer Technology Index ETF	6,960,519	8,617,984	1,189,941
KraneShares MSCI China Environment Index ETF	—	109,428	(13,801)
KraneShares Electric Vehicles and Future Mobility Index ETF	779,547	12,559,350	1,557,167
KraneShares MSCI All China Health Care Index ETF	—	450,453	(2,295)
KraneShares Emerging Markets Healthcare Index ETF	—	57,500	3,830

Notes to Financial Statements (continued)

5. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The permanent differences primarily consist of foreign currency translations, reclassification of long term capital gain distribution on REITs, investments in PFICs, net operating loss, perpetual bond adjustments and distribution reclassification. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings for the fiscal year ended March 31, 2020 are primarily related to redemptions in-kind.

KraneShares Funds	Distributable Earnings/(Loss)	Paid-in Capital
KraneShares CSI China Internet ETF	$(2,691,292)	$2,691,292
KraneShares E Fund China Commercial Paper ETF	373,106	(373,106)
KraneShares MSCI One Belt One Road Index ETF	124,104	(124,104)
KraneShares Emerging Markets Consumer Technology Index ETF	(596,079)	596,079
KraneShares MSCI China Environment Index ETF	34,413	(34,413)
KraneShares Electric Vehicles and Future Mobility Index ETF	(1,315,016)	1,315,016
KraneShares MSCI All China Health Care Index ETF	(3,830)	3,830
KraneShares Emerging Markets Healthcare Index ETF	2,295	(2,295)

These reclassifications have no impact on net assets or net asset value per share.

Notes to Financial Statements (continued)

The tax character of dividends and distributions paid during the years or periods ended March 31, 2020 and March 31, 2019 were as follows:

KraneShares Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
KraneShares CICC China Leaders 100 Index ETF
2020	$39,838	$—	$—	$39,838
2019	244,415	200,757	—	445,172

KraneShares CSI China Internet ETF
2020	$1,580,181	$—	$—	$1,580,181
2019	620,213	52,155,720	—	52,775,933

KraneShares Bosera MSCI China A Share ETF
2020	$9,500,578	$—	$—	$9,500,578
2019	10,176,902	712,126	—	10,889,028

KraneShares E Fund China Commercial Paper ETF
2020	$—	$—	$521,147	$521,147
2019	704,248	—	28,559	732,807

KraneShares MSCI All China Index ETF
2020	$115,192	$—	$—	$115,192
2019	43,104	—	—	43,104

KraneShares MSCI One Belt One Road Index ETF
2020	$523,629	$—	$—	$523,629
2019	553,422	—	—	553,422

KraneShares Emerging Markets Consumer Technology Index ETF
2020	$337,518	$—	$—	$337,518
2019	—	—	—	—

KraneShares MSCI China Environment Index ETF
2020	$108,818	$—	$—	$108,818
2019	107,314	—	—	107,314

KraneShares Electric Vehicles and Future Mobility Index ETF
2020	$391,574	$—	$—	$391,574
2019	382,192	—	—	382,192

KraneShares MSCI All China Health Care Index ETF
2020	$54,459	$—	$—	$54,459
2019	136,712	—	—	136,712

KraneShares CCBS China Corporate High Yield Bond USD Index ETF
2020	$570,699	$30,638	$—	$601,337
2019	374,120	—	49,368	423,488

KraneShares Emerging Markets Healthcare Index ETF
2020	$18,337	$—	$611	$18,948
2019	752	—	—	752

KraneShares MSCI Emerging Markets ex China Index ETF
2020	$73,632	$—	$—	$73,632

Notes to Financial Statements (continued)

As of March 31, 2020, the components of tax basis distributable earnings (accumulated losses) were as follows:

	KraneShares CICC China Leaders 100 Index ETF	KraneShares CSI China Internet ETF	KraneShares Bosera MSCI China A Share ETF	KraneShares E Fund China Commercial Paper ETF	KraneShares MSCI All China Index ETF
Undistributed Ordinary Income	$393	$—	$—	$—	$—
Capital Loss Carryforwards	(486,901)	(126,978,517)	(20,470,797)	(22,499)	(128,223)
Qualified Late-Year Loss Deferrals	(44,278)	(2,468,358)	(1,106,511)	—	(4,302)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(1,113,255)	(319,529,591)	(45,051,042)	(114,949)	57,898
Other Temporary Differences	(2)	5	(4)	(308,520)	2
Total Distributable Losses	$(1,644,043)	$(448,976,461)	$(66,628,354)	$(445,968)	$(74,625)
	KraneShares MSCI One Belt One Road Index ETF	KraneShares Emerging Markets Consumer Technology Index ETF	KraneShares MSCI China Environment Index ETF	KraneShares Electric Vehicles and Future Mobility Index ETF	KraneShares MSCI All China Health Care Index ETF
Undistributed Ordinary Income	$29,653	$72,145	$3,783	$27,506	$—
Capital Loss Carryforwards	(3,963,507)	(3,721,922)	(1,830,124)	(3,212,141)	(7,682,624)
Qualified Late-Year Loss Deferrals	—	—	—	—	(46,292)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(2,468,594)	(6,501,885)	(281,923)	(3,904,940)	135,861
Other Temporary Differences	(1)	1	—	(1)	—
Total Distributable Losses	$(6,402,449)	$(10,151,661)	$(2,108,264)	$(7,089,576)	$(7,593,055)

Notes to Financial Statements (continued)

	KraneShares CCBS China Corporate High Yield Bond USD Index ETF	KraneShares Emerging Markets Healthcare Index ETF	KraneShares MSCI Emerging Markets ex China Index ETF
Undistributed Ordinary Income	$193,052	$—	$14,062
Capital Loss Carryforwards	—	(509,318)	(5,648)
Unrealized Depreciation on Investments and Foreign Currency	(983,862)	(60,034)	(667,763)
Other Temporary Differences	51,978	1	—
Total Distributable Losses	$(738,832)	$(569,351)	$(659,349)

Qualified late year ordinary and Post-October capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2020 through March 31, 2020 and November 1, 2019 through March 31, 2020, respectively, that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Other temporary differences primarily consist of late year and specified loss deferrals, PFIC mark to market, perpetual bond adjustments, and book adjustments not recognized for tax.

The Funds have capital losses carried forward as follows:

KraneShares Funds	Short-Term Loss	Long-Term Loss	Total
KraneShares CICC China Leaders 100 Index ETF	$486,901	$—	$486,901
KraneShares CSI China Internet ETF	117,447,514	9,531,003	126,978,517
KraneShares Bosera MSCI China A Share ETF	2,191,666	18,279,131	20,470,797
KraneShares E Fund China Commercial Paper ETF	22,287	212	22,499
KraneShares MSCI All China Index ETF	9,169	119,054	128,223
KraneShares MSCI One Belt One Road Index ETF	2,418,188	1,545,319	3,963,507
KraneShares Emerging Markets Consumer Technology Index ETF	2,983,669	738,253	3,721,922
KraneShares MSCI China Environment Index ETF	1,172,876	657,248	1,830,124
KraneShares Electric Vehicles and Future Mobility Index ETF	2,270,727	941,414	3,212,141
KraneShares MSCI All China Health Care Index ETF	4,948,994	2,733,630	7,682,624
KraneShares Emerging Markets Healthcare Index ETF	509,318	—	509,318
KraneShares MSCI Emerging Markets ex China Index ETF	5,648	—	5,648

During the year ended March 31, 2020, KraneShares E Fund China Commercial Paper ETF, KraneShares MSCI All China Index ETF and KraneShares MSCI One Belt One Road Index ETF, utilized $6,840, $5,866 and $93,297 of capital loss carryforwards, respectively, to offset capital gains.

Notes to Financial Statements (continued)

The differences between book and tax-basis unrealized appreciation and depreciation are attributable primarily to the tax deferral of losses on wash sales and investments in passive foreign investment companies. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at March 31, 2020 were as follows:

KraneShares Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
KraneShares CICC China Leaders 100 Index ETF	$17,367,490	$438,876	$(1,552,131)	$(1,113,255)
KraneShares CSI China Internet ETF	2,724,919,543	236,945,206	(556,474,681)	(319,529,475)
KraneShares Bosera MSCI China A Share ETF	552,394,730	42,897,773	(87,950,438)	(45,052,665)
KraneShares E Fund China Commercial Paper ETF	12,302,674	27,231	(142,955)	(115,724)
KraneShares MSCI All China Index ETF	6,995,025	874,168	(816,196)	57,972
KraneShares MSCI One Belt One Road Index ETF	9,528,040	414,720	(2,882,723)	(2,468,003)
KraneShares Emerging Markets Consumer Technology Index ETF	29,558,200	934,681	(7,435,042)	(6,500,361)
KraneShares MSCI China Environment Index ETF	1,861,971	144,950	(426,885)	(281,935)
KraneShares Electric Vehicles and Future Mobility Index ETF	21,541,475	1,311,512	(5,214,614)	(3,903,102)
KraneShares MSCI All China Health Care Index ETF	31,978,872	4,275,842	(4,139,981)	135,861
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	11,879,946	110,970	(1,094,832)	(983,862)
KraneShares Emerging Markets Healthcare Index ETF	1,101,076	167,405	(227,331)	(59,926)
KraneShares MSCI Emerging Markets ex China Index ETF	2,484,505	45,962	(713,165)	(667,203)

Uncertainties in the Chinese tax rules governing the taxation of income distributions and capital gains from investments in A Shares could result in unexpected tax liabilities for the Funds. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by non-Chinese resident investors (including, for example, Qualified Foreign Institutional Investors (“QFII”)) from Chinese companies and those companies which are not Chinese tax residents, but which are deemed to be Chinese tax residents (e.g., under Notice 7). China also imposes withholding tax at a rate of 10% on capital gains derived by non-residents from investment in actual and constructive Chinese resident companies. The Chinese withholding taxes applied to dividends, interest and capital gains may, in principle, be subject to a reduced rate under an applicable Chinese tax treaty, but the application of such treaties in the case of a non-resident (e.g., in the case of a QFII acting on behalf of non-resident investors, such as the Funds) is also uncertain. The imposition of such taxes could have a material adverse effect on the Funds’ returns. The People’s Republic of China (the “PRC”) rules regarding

Notes to Financial Statements (continued)

the taxation of non-resident investors are quickly evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or the PRC Ministry of Finance to clarify matters may apply retrospectively. Such retroactively applied rules may be adverse to the Funds and their shareholders. It is also unclear how China’s value added tax (“VAT”) may be affected by tax treaty provisions. If such a tax is collected, the expenses will be passed on and borne by the Funds. The imposition of such taxes, as well as future changes in applicable PRC tax law, may adversely affect the Funds. If the Funds expect VAT to be imposed, they reserve the right to establish a reserve for such tax. If the Funds establish such a reserve but are not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Funds do not establish such a reserve but ultimately are subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from investments in a Fund. Effective November 17, 2014, QFIIs, RQFIIs (i.e., QFIIs investing in Yuan, rather than foreign currency) and non-Chinese resident investors investing through the Hong Kong-Shanghai Stock Connect are exempted temporarily from the 10% capital gains tax that normally applies to sales of A Shares on a public Chinese exchange (such as the Shanghai Stock Exchange). However, such investors are still required to pay capital gains tax for gains realized on trades executed before November 17, 2014.

On November 7, 2018, China’s Ministry of Finance and the State Administration of Taxation jointly issued Circular 108. This circular announced a three year exemption from corporate income tax withholding (“WHT”) and Value Added Tax (“VAT”) for China-sourced bond interest derived by overseas institutional investors. The WHT and VAT exemptions apply from November 7, 2018 to November 6, 2021.

6. CONCENTRATION OF RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to certain of the principal risks noted below, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in each Fund’s prospectus under the heading “Principal Risks”. The following risks pertain to all Funds, unless otherwise noted.

Cash and Cash Equivalents Risk — The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

CHINA RISK — The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading

Notes to Financial Statements (continued)

volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions or even the threat of such developments, could lead to significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

The RMB Bond market is volatile with a risk of trading suspensions in particular securities and government interventions. Trading in RMB Bonds may be suspended without warning and for lengthy periods. Information on such trading suspensions, including as to their expected length, may be unavailable. Securities affected by trading suspensions may be or become illiquid. In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make certain Chinese securities illiquid.

CHINESE CREDIT RATINGS RISK (KraneShares E Fund China Commercial Paper ETF and KraneShares CCBS China Corporate High Yield Bond USD Index ETF) — The debt securities included in Underlying Index securities, and therefore the securities held by the KraneShares E Fund China Commercial Paper ETF Fund, will generally be rated by Chinese ratings agencies (and not by U.S. nationally recognized statistical ratings organizations (“NRSROs”)). The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by NRSROs and international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by NRSROs or other international credit rating agencies.

CONCENTRATION RISK — Because the Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. Depending on the composition of each Fund’s Underlying Index, the Fund may be subject to principal risks, as outlined in each Fund’s prospectus. Each Fund may have significant exposure to other industries or sectors over time.

CURRENCY RISK — The Fund’s NAV is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if a security denominated in another currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

DEPOSITARY RECEIPTS RISK (KraneShares CICC China Leaders 100 Index ETF, KraneShares CSI China Internet ETF, KraneShares Bosera MSCI China A Share ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Environment Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares

Notes to Financial Statements (continued)

Emerging Markets Healthcare Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF) — The Fund may hold the securities of Chinese and other non-U.S. companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts. Like direct investments in foreign securities, investments in depositary receipts involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Emerging Markets Risk — The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

ETF Risk.    As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk.    The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value (“NAV”) and may face delisting from the Exchange.

Cash Transactions Risk.    Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk.    Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

New Fund Risk (KraneShares MSCI Emerging Markets ex China Index ETF).    The Fund is new. If the Fund does not grow large in size once it commences trading, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Premium/Discount Risk.    There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As

Notes to Financial Statements (continued)

a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk.    Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

EQUITY SECURITIES RISK — The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

FIXED INCOME SECURITIES RISK (KraneShares E Fund China Commercial Paper ETF and KraneShares CCBS China Corporate High Yield Bond USD Index ETF) — Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will not make timely interest payments or repay the principal of the debt issued (i.e., it defaults on its obligations). Interest rate risk refers to fluctuations in the value of a debt resulting from changes in the level of interest rates. When interest rates go up, the prices of most debt instruments go down; and when interest rates go down, the prices of most debt instruments go up. Debt instruments with longer durations tend to be more sensitive to interest rate changes, typically making them more volatile. The current low-interest-rate environment heightens the risks associated with rising interest rates.

FOREIGN SECURITIES RISK — Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers as foreign trading markets are not typically as active as U.S. markets and may have less governmental regulation and oversight. For example, non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. As a result, there may be less information publicly available about non-U.S. issuers. Investments in non-U.S. securities also involve risk of loss due to foreign currency fluctuations and political or economic instability. Foreign markets also may have clearance and settlement procedures that make it difficult for the Funds to buy and sell securities. These factors could result in a loss to the Funds by causing the Funds to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Funds’ assets to be uninvested for some period of time.

FRONTIER MARKETS RISK — Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

GEOGRAPHIC FOCUS RISK — The Funds’ investments will be focused in a particular country, countries, or region and therefore a Fund may be susceptible to adverse market, political, regulatory, and

Notes to Financial Statements (continued)

geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

HIGH PORTFOLIO TURNOVER RISK (KraneShares CICC China Leaders 100 Index ETF, KraneShares Bosera MSCI China A Share ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Environment Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF and KraneShares MSCI All China Health Care Index ETF) — The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

INVESTMENT IN INVESTMENT COMPANIES RISK (KraneShares EFund China Commercial Paper ETF) — The Fund utilizes a cash sweep program (the “Cash Sweep Program”). In the Cash Sweep Program, at least a portion of the Fund’s uninvested cash balance is used to purchase shares of funds that are registered in China, but not in the U.S., and that provide daily liquidity, including the E Fund Money Market Fund. The Fund may also invest in other similar investment companies that are registered in China and provide daily liquidity (collectively, the “PRC Investment Companies”). The Fund’s investments in the PRC Investment Companies are, in conjunction with other investments in investment companies (other than U.S. money market funds), subject to the limitations imposed by Section 12(d)(1) and the rules thereunder. The PRC Investment Companies are intended to provide liquidity, increased diversity of holdings, and a return on investment that is similar to the return on investments in underlying index constituents. Investments in the PRC Investment Companies are subject to the risks faced by them, which include credit risk, interest rate risk, currency risk, foreign investment risk, and custody risk. The PRC Investment Companies are PRC-domiciled funds and the Fund, therefore, will not enjoy the protections of the United States securities laws, including the 1940 Act, with respect to its investments in the PRC Investment Companies. In addition, E Fund is subject to conflicts of interest in allocating Fund assets to PRC Investment Companies that are sponsored by E Fund or its affiliates.

Investment in Investment Companies Risk — The Fund may invest in other investment companies, including those advised, sponsored or otherwise serviced by the Adviser, the Sub-Adviser and/or their affiliates. The Fund will indirectly be exposed to the risks of investments by such funds. Moreover, the Fund will incur its pro rata share of the underlying fund’s expenses. The Adviser and the Sub-Adviser are subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by the Adviser and the Sub-Adviser and/or their affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the 1940 Act.

Large Capitalization Company Risk (KraneShares CICC China Leaders 100 Index ETF, KraneShares CSI China Internet ETF, KraneShares Bosera MSCI China A Share ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Environment Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares Emerging Markets Healthcare Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF) — Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic

Notes to Financial Statements (continued)

expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

LIQUIDITY RISK — Certain of the Funds’ investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time or price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate, which may cause the Funds to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Funds halt trading, it may have a cascading effect and cause the Funds to halt trading. Volatility in market prices will increase the risk of the Funds being subject to a trading halt.

Management Risk — Because the Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that Krane or its subadviser’s E Fund’s security selection process, which is subject to a number of constraints, may not produce the intended results.

MARKET RISK — The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

Non-Diversified Fund Risk (KraneShares CICC China Leaders 100 Index ETF, KraneShares CSI China Internet ETF, KraneShares E Fund China Commercial Paper ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Environment Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares CCBS China Corporate High Yield Bond USD Index ETF and KraneShares Emerging Markets Healthcare Index ETF) — Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Passive Investment Risk — The Fund is not actively managed, does not seek to “beat” the Underlying Index and does not take temporary defensive positions when markets decline. Therefore, the Fund may not sell a security due to current or projected underperformance of a security, industry or sector. There is no guarantee that the Underlying Index will create the desired exposure. The Underlying Index may not contain an appropriate mix of securities, but the Fund’s investment objective and principal investment strategies impose limits on the Fund’s ability to invest in securities not included in the Underlying Index.

SECURITIES LENDING RISK — To the extent a Fund lends its securities, it may be subject to the following risks: (1) borrowers of the Funds’ securities typically provide collateral in the form of cash

Notes to Financial Statements (continued)

that is reinvested in securities; (2) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (3) delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions; and (4) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Small and Mid-Capitalization Company Risk (KraneShares CICC China Leaders 100 Index ETF, KraneShares CSI China Internet ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Environment Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares Emerging Markets Healthcare Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF) — Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Tax Risk — In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

Tracking Error Risk — The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities. The Fund may not be able to invest in certain components of the Underlying Index due to legal restrictions imposed by foreign governments or other regulatory reasons. In addition, securities included in the Underlying Index may be suspended from trading. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected. Changes in currency exchange rates or delays in converting currencies may also cause tracking error.

VALUATION RISK — Independent market quotations for the non-U.S. securities held by the Funds may not be readily available and such securities may be fair valued. Fair valuation is subjective and different market participants may assign different prices to the same security. As a result, there is a risk that the Funds may not be able to sell a security at the price assigned to the security by the Fund. In addition, the securities in which the Funds invest may trade on days that the Funds do not price their shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their holdings.

7. OTHER

At March 31, 2020, all shares issued by the Funds were in Creation Unit aggregations to Authorized Participants through primary market transactions (e.g., transactions directly with the Funds). However, the individual shares that make up those Creation Units are traded on the NYSE Arca Exchange

Notes to Financial Statements (concluded)

(e.g., secondary market transactions). Some of those individual shares have been bought and sold by persons that are not Authorized Participants. Each Authorized Participant has entered into an agreement with the Funds’ Distributor.

8. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The adoption of this guidance did not have a material impact on the financial statements.

10. SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, other than the above, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
KraneShares Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the funds listed in the Appendix, each a fund comprising KraneShares Trust (collectively, the Funds), including the schedules of investments, as of March 31, 2020, the related statements of operations for the year or period then ended listed in the Appendix, the statements of changes in net assets for each of the years or periods in the two year period then ended listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods listed in the Appendix. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of its operations for the year or period then ended listed in the Appendix, the changes in its net assets for each of the years or periods in the two-year period then ended listed in the Appendix, and the financial highlights for each of the years or periods listed in the Appendix, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended March 31, 2016 were audited by other independent registered public accountants whose report, dated May 31, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more KraneShares investment companies since 2017.

Philadelphia, Pennsylvania
May 29, 2020

Report of Independent Registered Public Accounting Firm (concluded)

Appendix

Funds with commencement of operations prior to March 31, 2018:

KraneShares CICC China Leaders 100 Index ETF

KraneShares CSI China Internet ETF

KraneShares Bosera MSCI China A Share ETF

KraneShares E Fund China Commercial Paper ETF

KraneShares MSCI All China Index ETF

Statement of operations for the year ended March 31, 2020

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2020

Financial highlights for each of the years in the four-year period ended March 31, 2020

KraneShares MSCI One Belt One Road Index ETF

KraneShares Emerging Markets Consumer Technology Index ETF

KraneShares MSCI China Environment Index ETF

KraneShares Electric Vehicles and Future Mobility Index ETF

KraneShares MSCI All China Health Care Index ETF

Statement of operations for the year ended March 31, 2020

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2020

Financial highlights for each of the years or periods in the three-year period ended March 31, 2020

Funds with commencement of operations during the year ended March 31, 2019:

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

Statement of operations for the year ended March 31, 2020

Statements of changes in net assets and the financial highlights for the year ended March 31, 2020 and the period from June 26, 2018 (commencement of operations) through March 31, 2019

KraneShares Emerging Markets Healthcare Index ETF

Statement of operations for the year ended March 31, 2020

Statements of changes in net assets and the financial highlights for the year ended March 31, 2020 and the period from August 29, 2018 (commencement of operations) through March 31, 2019

Fund with commencement of operations during the year ended March 31, 2020:

KraneShares MSCI Emerging Markets ex China Index ETF

Statements of operations and changes in net assets and the financial highlights for the period from April 12, 2019 (commencement of operations) through March 31, 2020

Trustees and Officers of the Trust (Unaudited)

March 31, 2020

Set forth below are the names, addresses, years of birth, positions with the Trust, terms of office and lengths of time served; the principal occupations for the last five years; number of Funds in fund complex overseen; and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge, upon request, by calling 1-855-857-2638. The following chart lists Trustees and Officers as of March 31, 2020.

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee(2)
Jonathan Krane(1) 280 Park Avenue 32nd Floor New York, NY 10017 (1968)	Trustee and Chairman of the Board, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Principal of Krane Capital LLC from 2009 to 2011. Chief Executive Officer of Emma Entertainment from 2004 to 2009.	22	None

Independent Trustees(2)
John Ferguson 280 Park Avenue 32nd Floor New York, NY 10017 (1966)	Trustee, No set term; served since 2012	Chief Operating Officer of Shrewsbury River Capital from 2017 to 2020. Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from 2014 to 2016. President of Alden Global Capital, LLC (hedge fund adviser) from 2012 to 2014 (formerly, Chief Operating Officer from 2011 to 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, L.L.C. from 2005to 2011.	22	None

Matthew Stroyman 280 Park Avenue 32nd Floor New York, NY 10017 (1968)	Trustee, No set term; served since 2012	Founder and President of BlackRidge Ventures from 2018 to present (principal investment activities and strategic advisory services in a variety of industries to clients and partners that include institutional investment firms, family offices and high net-worth individuals). Co-Founder, President and Chief Operating Officer of Arcturus (real estate asset and investment management services firm) from 2007 to 2017.	22	None

Patrick P. Campo 280 Park Avenue 32nd Floor New York, NY 10017 (1970)	Trustee, No set term; served since 2017	From 2019 to present, Director of Research, and from 2013 to 2019, Director of Long Short Equity, Titan Advisors.	22	None

Trustees and Officers of the Trust (Unaudited) (continued)

March 31, 2020

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Officer	Other Directorships Held by Officer
Officers(2)
Jonathan Krane 280 Park Avenue 32nd Floor New York, NY 10017 (1968)	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive of Krane Portfolio Advisors, LLC from 2018 to present.	22	None

Jennifer Tarleton (formerly Krane) 280 Park Avenue 32nd Floor New York, NY 100170 (1966)	Vice President and Secretary, No set term; served since 2012	Vice President of Krane Funds Advisors, LLC from 2011 to present.	22	None

Michael Quain 280 Park Avenue 32nd Floor New York, NY 10017 (1957)	Chief Compliance Officer and Anti-Money Laundering Officer, No set term; served since June 2015	Principal/President of Quain Compliance Consulting, LLC from 2014 to present. First Vice President of Aberdeen Asset Management Inc. from May 2013 to September 2013.	22	None

James Hoffmayer(3) SEI Investments Company One Freedom Valley Drive Oaks, PA 19456 (1973)	Assistant Treasurer, No set term; served since 2017	Controller and Chief Financial Officer of SEI Investments Global Funds Services from 2016 to present. Senior Director, Funds Accounting and Fund Administration of SEI Investments Global Funds Services from September 2016 to present. Senior Director of Fund Administration of SEI Investments Global Funds Services from 2014 to present.	18	None

Trustees and Officers of the Trust (Unaudited) (concluded)

March 31, 2020

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Officer	Other Directorships Held by Officer
Officers(2)
Jonathan Shelon 280 Park Avenue 32nd Floor New York, NY 10017	Assistant Secretary, No set term; served since 2019	Chief Operating Officer, Krane Funds Advisors, LLC from 2015 to present. Chief Operating Officer, CICC Wealth Management (USA) LLC from 2018 to present. Chief Investment Officer of Specialized Strategies, J.P. Morgan from 2011 to 2015.	22	None

(1)    Mr. Krane is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Adviser.

(2)    Each Trustee serves until his or her successor is duly elected or appointed and qualified.

(3)    These officers of the Trust also serve as officers of one or more funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Disclosure of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage expenses; and (2) ongoing costs. All Exchange Traded Funds (“ETFs”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, commissions, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of their investment in the Fund.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2019 to March 31, 2020).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return.    This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.    This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including brokerage commissions on the purchases and sale of Fund shares. Therefore, the expense examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs had been included, your costs would have been higher.

Disclosure of Fund Expenses (Unaudited) (concluded)

	Beginning Account Value 10/1/2019	Ending Account Value 3/31/2020	Annualized Expense Ratios	Expenses Paid During Period(1)
KraneShares CICC China Leaders 100 Index ETF
Actual Fund Return	$1,000.00	$960.00	0.69%	$3.38
Hypothetical 5% Return	1,000.00	1,021.55	0.69	3.49
KraneShares CSI China Internet ETF
Actual Fund Return	$1,000.00	$1,091.90	0.72%	$3.77
Hypothetical 5% Return	1,000.00	1,021.40	0.72	3.64
KraneShares Bosera MSCI China A Share ETF
Actual Fund Return	$1,000.00	$998.80	0.60%	$3.00
Hypothetical 5% Return	1,000.00	1,022.00	0.60	3.03
KraneShares E Fund China Commercial Paper ETF
Actual Fund Return	$1,000.00	$1,020.30	0.58%	$2.93
Hypothetical 5% Return	1,000.00	1,022.10	0.58	2.93
KraneShares MSCI All China Index ETF
Actual Fund Return	$1,000.00	$1,019.00	0.49%	$2.47
Hypothetical 5% Return	1,000.00	1,022.55	0.49	2.48
KraneShares MSCI One Belt One Road Index ETF
Actual Fund Return	$1,000.00	$816.70	0.80%	$3.64
Hypothetical 5% Return	1,000.00	1,021.00	0.80	4.04
KraneShares Emerging Markets Consumer Technology Index ETF
Actual Fund Return	$1,000.00	$915.40	0.81%	$3.88
Hypothetical 5% Return	1,000.00	1,020.95	0.81	4.09
KraneShares MSCI China Environment Index ETF
Actual Fund Return	$1,000.00	$1,012.10	0.80%	$4.02
Hypothetical 5% Return	1,000.00	1,021.00	0.80	4.04
KraneShares Electric Vehicles and Future Mobility Index ETF
Actual Fund Return	$1,000.00	$939.90	0.73%	$3.54
Hypothetical 5% Return	1,000.00	1,021.35	0.73	3.69
KraneShares MSCI All China Health Care Index ETF
Actual Fund Return	$1,000.00	$1,128.20	0.65%	$3.46
Hypothetical 5% Return	1,000.00	1,021.75	0.65	3.29
KraneShares CCBS China Corporate High Yield Bond USD Index ETF
Actual Fund Return	$1,000.00	$945.20	0.70%	$3.40
Hypothetical 5% Return	1,000.00	1,021.50	0.70	3.54
KraneShares Emerging Markets Healthcare Index ETF
Actual Fund Return	$1,000.00	$1,043.00	0.80%	$4.09
Hypothetical 5% Return	1,000.00	1,021.00	0.80	4.04
KraneShares MSCI Emerging Markets ex China Index ETF
Actual Fund Return	$1,000.00	$777.70	0.49%	$2.18
Hypothetical 5% Return	1,000.00	1,022.55	0.49	2.48

(1)    Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period from 10/01/19-03/31/20).

Notice To Shareholders (Unaudited)

For shareholders that do not have a March 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2020, the Funds are designating the following items with regard to distributions paid during the year.

Return of Capital(1)	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(2)	Qualifying Dividend Income(3)	U.S. Government Interest(4)	Interest Related Dividends(5)	Short Term Capital Gain Dividends(6)	Foreign Tax Credit
KraneShares CICC China Leaders 100 Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.92%	0.00%	21.75%
KraneShares CSI China Internet ETF
0.00%	0.00%	100.00%	100.00%	6.82%	100.00%	0.00%	0.00%	0.00%	0.00%
KraneShares Bosera MSCI China A Share ETF(7)
0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.75%	0.00%	13.08%
KraneShares E Fund China Commercial Paper ETF
100.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares MSCI All China Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.34%	94.89%	0.00%	0.21%	0.00%	9.74%
KraneShares MSCI One Belt One Road Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.00%	93.26%	0.00%	0.25%	0.00%	12.36%
KraneShares Emerging Markets Consumer Technology Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.33%	50.71%	0.00%	0.07%	0.00%	7.61%
KraneShares MSCI China Environment Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.00%	31.73%	0.00%	0.18%	0.00%	3.28%
KraneShares Electric Vehicles and Future Mobility Index ETF(7)
0.00%	0.00%	100.00%	100.00%	33.45%	100.00%	0.00%	0.20%	0.00%	9.19%
KraneShares MSCI All China Health Care Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.87%	0.00%	26.74%
KraneShares CCBS China Corporate High Yield Bond USD Index ETF
0.00%	5.09%	94.91%	100.00%	0.00%	0.00%	0.00%	0.28%	100.00%	0.00%
KraneShares Emerging Markets Healthcare Index ETF(7)
3.22%	0.00%	96.78%	100.00%	0.00%	37.29%	0.00%	0.06%	0.00%	0.00%
KraneShares MSCI Emerging Markets ex China Index ETF
0.00%	0.00%	100.00%	100.00%	0.21%	44.81%	0.00%	0.13%	0.00%	12.61%

(1)    Return of capital is a payment received from the fund that is not considered to be taxable income. The return of capital distribution is considered to be a return of the investor’s original investment and reduces the investor’s cost basis in the fund.

(2)    Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(3)    The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

Notice To Shareholders (Unaudited) (concluded)

(4)    “U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(5)    The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions that is exempt from U.S. withholding tax when paid for foreign investors.

(6)    The percentage in this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempt from U.S. withholding tax when paid for foreign investors.

(7)    The KraneShares CICC China Leaders 100 Index ETF, KraneShares Bosera MSCI China A Share ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Environment Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares MSCI All China Health Care Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF intend to pass through a foreign tax credit to their shareholders. For the fiscal year ended March 31, 2020, the total amount of foreign source income is $44,753, $10,707,133, $121,611, $583,605, $375,018, $119,164, $284,659, $80,467, $100,472, respectively. The total amount of foreign tax to be paid is $11,076, $1,430,000, $12,431, $73,817, $27,815, $3,690, $39,616, $19,879 and $10,624, respectively. The allocable share of foreign tax credit will be reported on Form 1099-DIV.

Supplemental Information (Unaudited)

Net asset value, or “NAV”, is the price per Share at which the Funds issue and redeem Shares to Authorized Participants. It is calculated in accordance with the policies described in Note 2 in Notes to Financial Statements.) The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated. The Funds’ Market Price may be at, above or below their NAV. The NAV of the Funds will fluctuate with changes in the market value of their holdings. The Market Price of the Funds will fluctuate in accordance with changes in their NAV, as well as market supply and demand of Fund Shares.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Funds on a given day, generally at the time NAV is calculated. A premium is the amount that the Funds are trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Funds are trading below the reported NAV, expressed as a percentage of the NAV. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at Market Price.

Further information regarding premiums and discounts is available on the Funds’ website at http://kraneshares.com. The premium and discount information contained on the website represents past performance and cannot be used to predict future results.

KraneShares Trust:

280 Park Avenue 32nd Floor

New York, New York 10017

1-855-857-2638

http://kraneshares.com/

Investment Adviser:

Krane Funds Advisors, LLC

280 Park Avenue 32nd Floor

New York, New York 10017

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

This information must be preceded or accompanied by a current prospectus for the Funds described.

KraneShares Trust:

280 Park Avenue 32nd Floor

New York, New York 10017

KRS-AR-001-0700

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer or any person who performs a similar function. During the period covered by the report, there were no amendments to the code of ethics, and the Registrant did not grant any waivers from a provision of the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert, John Ferguson, is an independent trustee as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$312,400	$0	N/A	$232,400	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees(1)	$67,658	$0	N/A	$42,660	$0	N/A
(d)	All Other Fees	$0	$0	N/A	$0	$0	N/A

Notes:

(1) These services included tax return preparation and tax compliance for the Funds.

(e)(1) Pursuant to the requirements of the Sarbanes Act, the SEC adopted Rule 2-01 under Regulation S-X, which, among other things, requires a fund’s audit committee to pre-approve certain audit and non-audit services that are provided by its independent auditors in order to ensure the auditors’ independence. The Registrant’s Board of Trustees has established an Audit Committee that has been charged with, among other things, assisting the Board of Trustees in its oversight of: the Registrant’s independent auditors; preapproving all audit and non-audit services provided by the Registrant’s independent auditors; the integrity of the Funds’ financial statements; the independent auditors’ qualifications and independence; and the use of appropriate accounting principles.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows for KPMG:

	2020	2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)        Not applicable.

(g)       The aggregate non-audit fees and services billed by KPMG for the last two fiscal years were $67,658 and $42,660, respectively.

(h)       During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant's investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of the Registrant's Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Items 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant's Independent Trustees, Messrs. Patrick Campo, John Ferguson and Matthew Stroyman.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR § 270.30a-3(d)) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	A certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b)	Officer certification as required by Rule 30a-2(b) under the 1940 Act, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KraneShares Trust

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 8, 2020

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Financial Officer

Date: June 8, 2020